EXHIBIT 4.2
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                             SOUTHERN UNION COMPANY



                                       and



                              JPMORGAN CHASE BANK,

                           as Purchase Contract Agent


                                       and



                              JPMORGAN CHASE BANK,

        as Collateral Agent, Custodial Agent and Securities Intermediary





                     PURCHASE CONTRACT AND PLEDGE AGREEMENT





                            Dated as of June 11, 2003




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                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.  Definitions................................. ..................1

Section 1.02.  Compliance Certificates And Opinions..........................16

Section 1.03.  Form Of Documents Delivered To Purchase
                   Contract Agent............................................17

Section 1.04.  Acts Of Holders; Record Dates.................................17

Section 1.05.  Notices.......................................................18

Section 1.06.  Notice To Holders; Waiver.....................................19

Section 1.07.  Effect Of Headings And Table Of Contents......................19

Section 1.08.  Successors And Assigns........................................19

Section 1.09.  Separability Clause...........................................19

Section 1.10.  Benefits Of Agreement.........................................19

Section 1.11.  Governing Law.................................................20

Section 1.12.  Legal Holidays................................................20

Section 1.13.  Counterparts..................................................20

Section 1.14.  Inspection Of Agreement.......................................21

Section 1.15.  Appointment Of Financial Institution As Agent
                   For The Company...........................................21

Section 1.16.  No Waiver.....................................................21


                                    ARTICLE 2
                                CERTIFICATE FORMS

Section 2.01.  Forms Of Certificates Generally...............................21

Section 2.02.  Form Of Purchase Contract Agent's Certificate Of
                   Authentication............................................22


                                    ARTICLE 3
                                    THE UNITS

Section 3.01.  Amount; Form And Denominations................................22

Section 3.02.  Rights And Obligations Evidenced By The Certificates..........23

Section 3.03.  Execution, Authentication, Delivery And Dating................23

Section 3.04.  Temporary Certificates........................................24

Section 3.05.  Registration; Registration Of Transfer And Exchange...........25

Section 3.06.  Book-entry Interests..........................................26

Section 3.07.  Notices To Holders............................................27

Section 3.08.  Appointment Of Successor Depositary...........................27

Section 3.09.  Definitive Certificates.......................................27

Section 3.10.  Mutilated, Destroyed, Lost And Stolen Certificates............28

Section 3.11.  Persons Deemed Owners.........................................29

Section 3.12.  Cancellation..................................................30

Section 3.13.  Creation Of Treasury Units By Substitution Of Treasury
                   Securities................................................30

Section 3.14.  Recreation Of Corporate Units.................................32

Section 3.15.  Transfer Of Collateral Upon Occurrence Of Termination Event...34

Section 3.16.  No Consent To Assumption......................................36

Section 3.17.  Substitutions.................................................36


                                    ARTICLE 4
                    THE SENIOR NOTES AND APPLICABLE OWNERSHIP
                       INTERESTS IN THE TREASURY PORTFOLIO

Section 4.01.  Interest Payments; Rights To Interest Payments Preserved......36

Section 4.02.  Principal Payments Prior To Or On Purchase Contract
                   Settlement Date...........................................38

Section 4.03.  Notice And Voting.............................................38

Section 4.04.  Tax Event Redemption..........................................39

Section 4.05.  Payments To Purchase Contract Agent...........................40

Section 4.06.  Payments Held in Trust........................................40


                                    ARTICLE 5
                             THE PURCHASE CONTRACTS

Section 5.01.  Purchase Of Shares Of Common Stock............................41

Section 5.02.  Remarketing; Payment Of Purchase Price........................43

Section 5.03.  Issuance Of Shares Of Common Stock............................50

Section 5.04.  Adjustment Of Settlement Rate.................................51

Section 5.05.  Notice Of Adjustments And Certain Other Events................61

Section 5.06.  Termination Event; Notice.....................................62

Section 5.07.  Early Settlement..............................................62

Section 5.08.  No Fractional Shares..........................................65

Section 5.09.  Charges And Taxes.............................................65

Section 5.10.  Contract Adjustment Payments..................................66

Section 5.11.  Deferral Of Contract Adjustment Payments......................71


                                    ARTICLE 6
                         RIGHTS AND REMEDIES OF HOLDERS

Section 6.01.  Unconditional Right Of Holders To Receive Contract Adjustment
                   Payments And To Purchase Shares Of Common Stock...........73

Section 6.02.  Restoration Of Rights And Remedies............................73

Section 6.03.  Rights And Remedies Cumulative................................73

Section 6.04.  Delay Or Omission Not Waiver..................................73

Section 6.05.  Undertaking For Costs.........................................73

Section 6.06.  Waiver Of Stay Or Extension Laws..............................74


                                    ARTICLE 7
                           THE PURCHASE CONTRACT AGENT

Section 7.01.  Certain Duties And Responsibilities...........................74

Section 7.02.  Notice Of Default.............................................75

Section 7.03.  Certain Rights Of Purchase Contract Agent.....................75

Section 7.04.  Not Responsible For Recitals Or Issuance Of Units.............77

Section 7.05.  May Hold Units................................................77

Section 7.06.  Money Held In Custody.........................................78

Section 7.07.  Compensation And Reimbursement................................78

Section 7.08.  Corporate Purchase Contract Agent Required, Eligibility.......78

Section 7.09.  Resignation And Removal; Appointment Of Successor.............79

Section 7.10.  Acceptance Of Appointment By Successor........................80

Section 7.11.  Merger, Conversion, Consolidation Or Succession To Business...81

Section 7.12.  Preservation Of Information; Communications To Holders........81

Section 7.13.  No Obligations Of Purchase Contract Agent.....................81

Section 7.14.  Tax Compliance................................................82


                                    ARTICLE 8
                             SUPPLEMENTAL AGREEMENTS

Section 8.01.  Supplemental Agreements Without Consent Of Holders............82

Section 8.02.  Supplemental Agreements With Consent Of Holders...............83

Section 8.03.  Execution Of Supplemental Agreements..........................84

Section 8.04.  Effect Of Supplemental Agreements.............................85

Section 8.05.  Reference To Supplemental Agreements..........................85


                                    ARTICLE 9
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 9.01.  Covenant Not To Consolidate, Merge, Convey, Transfer
                   Or Lease Property Except Under Certain Conditions.........85

Section 9.02.  Rights And Duties Of Successor Corporation....................86

Section 9.03.  Officers' Certificate And Opinion Of Counsel Given
                   To Purchase Contract Agent................................86


                                   ARTICLE 10
                                    COVENANTS

Section 10.01.  Performance Under Purchase Contracts.........................86

Section 10.02.  Maintenance Of Office Or Agency..............................87

Section 10.03.  Company To Reserve Common Stock..............................87

Section 10.04.  Covenants As To Common Stock.................................87

Section 10.05.  Statements Of Officers Of The Company As To Default..........88

Section 10.06.  ERISA........................................................88

Section 10.07.  Tax Treatment................................................88


                                   ARTICLE 11
                                     PLEDGE

Section 11.01.  Pledge.......................................................88

Section 11.02.  Termination..................................................89


                                   ARTICLE 12
                          ADMINISTRATION OF COLLATERAL

Section 12.01.  Initial Deposit Of Senior Notes..............................89

Section 12.02.  Establishment of Collateral Account..........................89

Section 12.03.  Treatment as Financial Assets................................90

Section 12.04.  Sole Control by Collateral Agent.............................90

Section 12.05.  Jurisdiction.................................................90

Section 12.06.  No Other Claims..............................................90

Section 12.07.  Investment and Release.......................................90

Section 12.08.  Statements and Confirmations.................................91

Section 12.09.  Tax Allocations..............................................91

Section 12.10.  No Other Agreements..........................................91

Section 12.11.  Powers Coupled with an Interest..............................91

Section 12.12.  Waiver Of Lien; Waiver Of Set-off............................91


                                   ARTICLE 13
                   RIGHTS AND REMEDIES OF THE COLLATERAL AGENT

Section 13.01.  Rights and Remedies of the Collateral Agent..................91


                                   ARTICLE 14
                        REPRESENTATIONS AND WARRANTIES TO
                       COLLATERAL AGENT; HOLDER COVENANTS

Section 14.01.  Representations and Warranties...............................92

Section 14.02.  Covenants....................................................93


                                   ARTICLE 15
    THE COLLATERAL AGENT, THE CUSTODIAL AGENT AND THE SECURITIES INTERMEDIARY

Section 15.01.  Appointment, Powers and Immunities...........................94

Section 15.02.  Instructions of the Company..................................95

Section 15.03.  Reliance by Collateral Agent, Custodial Agent and
                   Securities Intermediary...................................95

Section 15.04.  Certain Rights...............................................95

Section 15.05.  Merger, Conversion, Consolidation or Succession to Business..96

Section 15.06.  Rights in Other Capacities...................................96

Section 15.07.  Non-reliance on Collateral Agent, the Custodial Agent and Securities Intermediary...............................96

Section 15.08.  Compensation and Indemnity...................................96

Section 15.09.  Failure to Act...............................................97

Section 15.10.  Resignation of Collateral Agent, the Custodial Agent
                   and the Securities Intermediary...........................98

Section 15.11.  Right to Appoint Agent or Advisor............................99

Section 15.12.  Survival.....................................................99

Section 15.13.  Exculpation..................................................99

Section 15.14.  Expenses, Etc................................................99


                                   ARTICLE 16
                                  MISCELLANEOUS

Section 16.01.  Security Interest Absolute..................................100

Section 16.02.  Notice of Tax Event, Tax Event Redemption and
                   Termination Event........................................101



EXHIBITS

Exhibit A - Form of Corporate Units Certificate
Exhibit B - Form of Treasury Units Certificate
Exhibit C - Instruction to Purchase Contract Agent From Holder to Create
            Treasury Units or Corporate Units
Exhibit D - Notice from Purchase Contract Agent to Holders Upon Termination
            Event
Exhibit E - Notice to Settle by Separate Cash
Exhibit F - Reserved
Exhibit G - Instruction from Purchase Contract Agent to Collateral Agent
           (Creation of Treasury Units)
Exhibit H - Instruction from the Collateral Agent to the Securities Intermediary
           (Creation of Treasury Units)
Exhibit I - Instruction from Purchase Contract Agent to Collateral Agent
           (Recreation of Corporate Units)
Exhibit J - Instruction from Collateral Agent to Securities Intermediary
           (Recreation of Corporate Units)
Exhibit K - Notice of Cash Settlement from Collateral Agent to Purchase Contract
            Agent
Exhibit L - Instruction to Custodial Agent Regarding Remarketing
Exhibit M - Instruction to Custodial Agent Regarding Withdrawal from Remarketing



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         PURCHASE CONTRACT AND PLEDGE AGREEMENT, dated as of June 11, 2003, among Southern Union Company, a Delaware corporation (the "Company"), JPMorgan Chase Bank, a New York banking corporation, acting as purchase contract agent for, and for purposes of the Pledge created hereby as attorney-in-fact of, the Holders from time to time of the Units (in such capacities, together with its successors and assigns in such capacities, the "Purchase Contract Agent"), JPMorgan Chase Bank, as collateral agent hereunder for the benefit of the Company (in such capacity, together with its successors in such capacity, the "Collateral Agent"), as custodial agent (in such capacity, together with its successors in such capacity, the "Custodial Agent"), and as securities intermediary (as defined in Section 8-102(a)(14) of the UCC) with respect to the Collateral Account (in such capacity, together with its successors in such capacity, the "Securities Intermediary").

                                    RECITALS

         WHEREAS, the Company has duly authorized the execution and delivery of this Agreement and the Certificates evidencing the Units;

         WHEREAS, all things necessary to make the Purchase Contracts, when the Certificates are executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent, as provided in this Agreement, the valid obligations of the Company, and to constitute these presents a valid agreement of the Company, in accordance with its terms, have been done;

         WHEREAS, pursuant to the terms of this Agreement and the Purchase Contracts, the Holders of the Units have irrevocably authorized the Purchase Contract Agent, as attorney-in-fact of such Holders, among other things, to execute and deliver this Agreement on behalf of such Holders and to grant the Pledge provided herein of the Collateral to secure the Obligations.

         NOW, THEREFORE, the parties hereto agree as follows:

                                   Article 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     Section 1.01. Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders;

     (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

     (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision;

     (d) the following terms which are defined in the UCC shall have the meanings set forth therein: "certificated security," "control," "financial asset," "entitlement order," "securities account" and "security entitlement"; and

     (e) the following terms have the meanings given to them in this Section 1.01(e):

         "Act" has the meaning, with respect to any Holder, set forth in Section 1.04.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Aggregate Market Capitalization" has the meaning set forth in Section 5.04(a).

         "Agreement" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Applicable Market Value" has the meaning set forth in Section 5.01(a).

         "Applicable Ownership Interest" shall mean, with respect to a Corporate Unit and the Treasury Portfolio contained in a Corporate Unit, (i) a 5% undivided beneficial ownership interest in $1,000 face amount of U.S. treasury securities (or principal or interest strips thereof) included in such Treasury Portfolio that mature on or prior to August 15, 2006, and (ii) (x) for the scheduled Payment Date on the Senior Notes that occurs on the Purchase Contract Settlement Date, in the case of a Successful Remarketing prior to the Final Remarketing Date, or (y) for each scheduled Payment Date on the Senior Notes that occurs after the Tax Event Redemption Date to and including the Purchase Contract Settlement Date, in the case of a Tax Event Redemption, a .0344% undivided beneficial ownership interest in $1,000 face amount of U.S. treasury securities (or principal or interest strips thereof) included in such Treasury Portfolio that mature on or prior to the business day immediately preceding such scheduled Payment Date.

         "Applicable Principal Amount" means the aggregate principal amount of the Senior Notes that are components of Corporate Units on the date of a Tax Event Redemption.

         "Applicants" has the meaning set forth in Section 7.12(b).

         "Bankruptcy Code" means title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

         "Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Depositary or on the books of a Person maintaining an account with such Depositary (directly as a Depositary Participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

         "Board of Directors" means the board of directors of the Company or a duly authorized committee of that board.

         "Board Resolution" means one or more resolutions of the Board of Directors, a copy of which has been certified by the Secretary or an Assistant Secretary of the Company, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Purchase Contract Agent.

         "Book-Entry Interest" means a beneficial interest in a Global Certificate, registered in the name of a Depositary or a nominee thereof, ownership and transfers of which shall be maintained and made through book entries by such Depositary as described in Section 3.06.

         "Business Day" or "business day" means any day other than a Saturday or Sunday or any other day on which banking institutions and trust companies in New York City, New York are permitted or required by applicable law to remain closed or a day on which the Indenture Trustee or the Collateral Agent is closed for business; provided that for purposes of the second paragraph of Section 1.12 only, the term "Business Day" shall also be deemed to exclude any day on which DTC is closed.

         "Cash" means any coin or currency of the United States as at the time shall be legal tender for payment of public and private debts.

         "Cash Merger" has the meaning set forth in Section 5.04(b)(ii).

         "Cash Merger Early Settlement" has the meaning set forth in Section 5.04(b)(ii).

         "Cash Merger Early Settlement Date" has the meaning set forth in
Section 5.04(b)(ii).

         "Cash Settlement" has the meaning set forth in Section 5.02(b)(i).

         "Certificate" means a Corporate Units Certificate or a Treasury Units Certificate.

         "Closing Price" has the meaning set forth in Section 5.01(a).

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral" means the collective reference to:

               (i) the Collateral Account and all investment property and other financial assets from time to time credited to the Collateral Account and all security entitlements with respect thereto, including, without limitation, (A) the Senior Notes and security entitlements relating thereto that are a component of the Corporate Units from time to time,
          (B) the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) of the Holders with respect to the Treasury Portfolio which are a component of the Corporate Units from time to time; (C) any Treasury Securities and security entitlements relating thereto Transferred to the Securities Intermediary from time to time in connection with the creation of Treasury Units in accordance with Section 3.13 hereof and (D) payments made by Holders pursuant to Section 5.02 hereof;

              (ii) all Proceeds of any of the foregoing (whether such Proceeds arise before or after the commencement of any proceeding under any applicable bankruptcy, insolvency or other similar law, by or against the pledgor or with respect to the pledgor); and

             (iii) all powers and rights now owned or hereafter acquired under or with respect to the Collateral.

         "Collateral Account" means the securities account of JPMorgan Chase Bank, as Collateral Agent, maintained on the books of the Securities Intermediary and designated "JPMorgan Chase Bank, as Collateral Agent of Southern Union Company, as pledgee of JPMorgan Chase Bank, as the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders".

          "Collateral Agent" means the Person named as "Collateral Agent" in the first paragraph of this Agreement until a successor Collateral Agent shall have become such pursuant to this Agreement, and thereafter "Collateral Agent" shall mean the Person who is then the Collateral Agent hereunder.

         "Collateral Substitution" means (i) with respect to a Corporate Unit,
(x) the substitution of the Pledged Senior Note included in such Corporate Unit with Treasury Securities in an aggregate principal amount at maturity equal to the aggregate principal amount of such Pledged Senior Note, or (y) the substitution of the Pledged Applicable Ownership Interest in the Treasury Portfolio included in such Corporate Unit with Treasury Securities in an amount equal to such Pledged Applicable Ownership Interest in the Treasury Portfolio, or (ii) with respect to a Treasury Unit, (x) the substitution of the Pledged Treasury Securities included in such Treasury Unit (if the Applicable Ownership Interest in the Treasury Portfolio has not replaced the Senior Note as a component of the Corporate Unit) with Senior Notes in an aggregate principal amount equal to the aggregate principal amount at stated maturity of the Pledged Treasury Securities, or (y) the substitution of the Pledged Treasury Securities included in such Treasury Unit (if the Applicable Ownership Interest in the Treasury Portfolio has replaced the Senior Note as a component of the Corporate
Unit) with the appropriate Applicable Ownership Interest (as specified in clause
(i) of the definition thereof) in the Treasury Portfolio.

         "Common Stock" means the common stock, par value $1.00 per share, of the Company.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provision of this Agreement, and thereafter "Company" shall mean such successor.

         "Constituent Person" has the meaning set forth in Section 5.04(b)(i).

         "Contract Adjustment Payments" means the payments payable by the Company on the Payment Dates in respect of each Purchase Contract, at a rate per year of 3.00% of the Stated Amount per Purchase Contract.

         "Corporate Trust Office" means the office of the Purchase Contract Agent at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at 4 New York Plaza, 15th Floor, New York, New York 10004, Attention: Institutional Trust Services.

         "Corporate Unit" means the collective rights and obligations of a Holder of a Corporate Units Certificate in respect of the Senior Notes or an appropriate Applicable Ownership Interest in the Treasury Portfolio, as the case may be, subject in each case (except for the appropriate Applicable Ownership Interest specified in clause (ii) of the definition of such term) to the Pledge thereof, and the related Purchase Contract.

         "Corporate Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Corporate Units specified on such certificate.

         "Coupon Rate" means the percentage rate per annum at which each Senior Note will bear interest initially.

         "Current Market Price" has the meaning set forth in Section 5.04(a)(viii).

         "Custodial Agent" means the Person named as Custodial Agent in the first Paragraph of this Agreement until a successor Custodial Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Custodial Agent" shall mean the Person who is then the Custodial Agent hereunder.

         "Deferred Contract Adjustment Payments" has the meaning set forth in
Section 5.11.

         "Depositary" means a clearing agency registered under Section 17A of the Exchange Act that is designated to act as Depositary for the Units as contemplated by Sections 3.06 and 3.08.

         "Depositary Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book entry transfers and pledges of securities deposited with the Depositary.

         "DTC" means The Depository Trust Company.

         "Early Settlement" has the meaning set forth in Section 5.07(a).

         "Early Settlement Amount" has the meaning set forth in Section 5.07(b).

         "Early Settlement Date" has the meaning set forth in Section 5.07(b).

         "Early Settlement Rate" has the meaning set forth in Section 5.07(c).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

         "Expiration Date" has the meaning set forth in Section 1.04(e).

         "Expiration Time" has the meaning set forth in Section 5.04(a)(vi).

         "Failed Final Remarketing" has the meaning set forth in 5.02(c)(ii).

         "Failed Initial Remarketing" has the meaning set forth in Section 5.02(a)(i).

         "Failed Remarketing" shall mean a Failed Initial Remarketing or a Failed Final Remarketing.

         "Final Remarketing" has the meaning set forth in Section 5.02(c)(i).

         "Final Remarketing Date" has the meaning set forth in Section
5.02(c)(i).

         "Final Remarketing Fee" has the meaning set forth in Section
5.02(c)(ii).

         "Global Certificate" means a Certificate that evidences all or part of the Units and is registered in the name of the Depositary or a nominee thereof.

         "Holder" means, with respect to a Unit, the Person in whose name the Unit evidenced by a Certificate is registered in the Security Register; provided, however, that solely for the purpose of determining whether the Holders of the requisite number of Units have voted on any matter (and not for any other purpose hereunder), if the Unit remains in the form of one or more Global Certificates and if the Depositary that is the registered holder of such Global Certificate has sent an omnibus proxy assigning voting rights to the Depositary Participants to whose accounts the Units are credited on the record date, the term "Holder" shall mean such Depositary Participant acting at the direction of the Beneficial Owners.

         "Indenture" means the Indenture, dated as of January 31, 1994, between the Company and the Indenture Trustee (including any provisions of the TIA that are deemed incorporated therein), as amended and supplemented by the Supplemental Indenture pursuant to which the Senior Notes will be issued.

         "Indemnitees" has the meaning set forth in Section 7.07(c).

         "Indenture Trustee" means JPMorgan Chase Bank, as trustee under the Indenture, or any successor thereto.

         "Initial Remarketing" has the meaning set forth in Section 5.02(a)(i).

         "Initial Remarketing Date" means the third Business Day immediately preceding May 16, 2006.

         "Issuer Order" or "Issuer Request" means a written order or request signed in the name of the Company by (i) either its Chief Executive Officer, its President or one of its Vice Presidents, and (ii) either its Corporate Secretary or one of its Assistant Corporate Secretaries or its Treasurer or one of its Assistant Treasurers, and delivered to the Purchase Contract Agent.

         "non-electing share" has the meaning set forth in Section 5.04(b)(i).

         "NYSE" has the meaning set forth in Section 5.01(a).

         "Obligations" means, with respect to each Holder, all obligations and liabilities of such Holder under such Holder's Purchase Contract and this Agreement or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest (including, without limitation, interest accruing before and after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Holder, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Company or the Collateral Agent or the Securities Intermediary that are required to be paid by the Holder pursuant to the terms of any of the foregoing agreements).

         "Officers' Certificate" means a certificate signed by (i) either the Company's Chief Executive Officer, its President or one of its Vice Presidents, and (ii) either the Company's Corporate Secretary or one of its Assistant Corporate Secretaries or its Treasurer or one of its Assistant Treasurers, and delivered to the Purchase Contract Agent. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Agreement (other than the Officers' Certificate provided for in Section 10.05) shall include:

                  (i) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                 (ii) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                (iii) a statement that, in the opinion of each such officer, each such officer has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (iv) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Company (and who may be an employee of the Company), and who shall be reasonably acceptable to the Purchase Contract Agent. An opinion of counsel may rely on certificates as to matters of fact.

         "Outstanding Units" means, with respect to any Unit and as of the date of determination, all Units evidenced by Certificates theretofore authenticated, executed and delivered under this Agreement, except:

                  (i) if a Termination Event has occurred, (x) Corporate Units for which the underlying Senior Notes or Applicable Ownership Interests in the Treasury Portfolio have been theretofore deposited with the Purchase Contract Agent in trust for the Holders of such Corporate Units and (y) Treasury Units;

                 (ii) Units evidenced by Certificates theretofore cancelled by the Purchase Contract Agent or delivered to the Purchase Contract Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and

                (iii) Units evidenced by Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Purchase Contract Agent proof satisfactory to it that such Certificate is held by a protected purchaser in whose hands the Units evidenced by such Certificate are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite number of the Units have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Units owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding Units, except that, in determining whether the Purchase Contract Agent shall be authorized and protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Units that a Responsible Officer of the Purchase Contract Agent actually knows to be so owned shall be so disregarded. Units so owned that have been pledged in good faith may be regarded as Outstanding Units if the pledgee establishes to the satisfaction of the Purchase Contract Agent the pledgee's right so to act with respect to such Units and that the pledgee is not the Company or any Affiliate of the Company.

         "Payment Date" means each February 16, May 16, August 16 and November 16 of each year, commencing August 16, 2003.

         "Permitted Investments" means any one of the following, in each case maturing on the Business Day following the date of acquisition:

                  (1) any evidence of indebtedness with an original maturity of 365 days or less issued, or directly and fully guaranteed or insured, by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support of the timely payment thereof or such indebtedness constitutes a general obligation of it);

                  (2) deposits, certificates of deposit or acceptances with an original maturity of 365 days or less of any institution which is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500 million at the time of deposit (and which may include the Collateral Agent);

                  (3) investments with an original maturity of 365 days or less of any Person that is fully and unconditionally guaranteed by a bank referred to in clause (2);

                  (4) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any agency thereof and backed as to timely payment by the full faith and credit of the United States of America;

                  (5) investments in commercial paper, other than commercial paper issued by the Company or its affiliates, of any corporation incorporated under the laws of the United States or any State thereof, which commercial paper has a rating at the time of purchase at least equal to "A-1" by Standard & Poor's Ratings Services ("S&P") or at least equal to "P-1" by Moody's Investors Service, Inc. ("Moody's"); and

                  (6) investments in money market funds (including, but not limited to, money market funds managed by the Collateral Agent or an affiliate of the Collateral Agent) registered under the Investment Company Act of 1940, as amended, rated in the highest applicable rating category by S&P or Moody's.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity of whatever nature.

         "Plan" means an employee benefit plan that is subject to ERISA, a plan or individual retirement account that is subject to Section 4975 of the Code or any entity whose assets are considered assets of any such plan.

         "Pledge" means the lien and security interest in the Collateral created by this Agreement.

         "Pledged Applicable Ownership Interests" means the Applicable Ownership Interests (as specified in clause (i) of the definition thereof) of the Holders with respect to the Treasury Portfolio and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

         "Pledged Securities" means the Pledged Senior Notes, the Pledged Applicable Ownership Interests and the Pledged Treasury Securities, collectively.

          "Pledged Senior Notes" means Senior Notes and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

          "Pledged Treasury Securities" means Treasury Securities and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

         "Predecessor Certificate" means a Predecessor Corporate Units Certificate or a Predecessor Treasury Units Certificate.

         "Predecessor Corporate Units Certificate" of any particular Corporate Units Certificate means every previous Corporate Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Corporate Units evidenced thereby; and, for the purposes of this definition, any Corporate Units Certificate authenticated and delivered under
Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Corporate Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Corporate Units Certificate.

         "Predecessor Treasury Units Certificate" of any particular Treasury Units Certificate means every previous Treasury Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Treasury Units evidenced thereby; and, for the purposes of this definition, any Treasury Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Treasury Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Treasury Units Certificate.

         "Primary Treasury Dealer" shall mean a primary U.S. government securities dealer.

         "Pro Rata" shall mean pro rata to each Holder according to the aggregate Stated Amount of the Units held by such Holder in relation to the aggregate Stated Amount of all Units outstanding.

         "Proceeds" has the meaning ascribed thereto in the UCC and includes, without limitation, all interest, dividends, cash, instruments, securities, financial assets and other property received, receivable or otherwise distributed upon the sale (including, without limitation, the Remarketing), exchange, collection or disposition of any financial assets from time to time credited to the Collateral Account.

         "Prospectus" means the prospectus relating to the delivery of shares or any securities in connection with an Early Settlement pursuant to Section 5.07 or a Cash Merger Early Settlement of Purchase Contracts pursuant to Section 5.04(b)(ii), in the form in which first filed, or transmitted for filing, with the Securities and Exchange Commission after the effective date of the Registration Statement pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein as of the date of such Prospectus.

         "Purchase Contract" means, with respect to any Unit, the contract forming a part of such Unit and obligating the Company to (i) sell, and the Holder of such Unit to purchase, shares of Common Stock and (ii) pay the Holder thereof Contract Adjustment Payments, in each case on the terms and subject to the conditions set forth in Article 5 hereof.

         "Purchase Contract Agent" means the Person named as the "Purchase Contract Agent" in the first paragraph of this Agreement until a successor Purchase Contract Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Purchase Contract Agent" shall mean such Person or any subsequent successor who is appointed pursuant to this Agreement.

         "Purchase Contract Settlement Date" means August 16, 2006.

         "Purchase Contract Settlement Fund" has the meaning set forth in
Section 5.03.

         "Purchase Price" has the meaning set forth in Section 5.01(a).

         "Purchased Shares" has the meaning set forth in Section 5.04(a)(vi).

         "Put Right" has the meaning set forth in Section 8.05(a) of the Supplemental Indenture.

         "Quotation Agent" means any Primary Treasury Dealer selected by the Company.

         "Record Date" for any distribution and any Contract Adjustment Payment and any Deferred Contract Adjustment Payment payable on any Payment Date means, as to any Global Certificate or any other Certificate, the first business day of the calendar month in which the relevant Payment Date falls; provided that the Company may, at its option, select any other day as the Record Date for any Payment Date so long as such Record Date selected is more than one Business Day but less than sixty Business Days prior to such Payment Date.

         "Redemption Amount" has the meaning set forth in Section 1.02(e) of the Supplemental Indenture.

         "Redemption Price" has the meaning set forth in Section 1.02(e) of the Supplemental Indenture.

         "Reference Dealer" means a dealer engaged in trading of convertible securities.

         "Reference Price" has the meaning set forth in Section 5.01(a)(ii).

         "Registration Statement" means a registration statement under the Securities Act prepared by the Company covering, inter alia, the delivery by the Company of any securities in connection with an Early Settlement on the Early Settlement Date or a Cash Merger Early Settlement of Purchase Contracts on the Cash Merger Early Settlement Date under Section 5.04(b)(ii), including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statement, and any post-effective amendments thereto.

         "Remarketing" means the remarketing of the Senior Notes by the Remarketing Agent pursuant to the Remarketing Agreement.

         "Remarketing Agent" has the meaning set forth in Section 1.02(e) of the Supplemental Indenture.

         "Remarketing Agreement" has the meaning set forth in Section 1.02(e) of the Supplemental Indenture.

         "Remarketing Date" means the Initial Remarketing Date or the Final Remarketing Date.

         "Remarketing Fee" has the meaning set forth in Section 5.02(a)(i).

         "Remarketing Per Senior Note Price" means an amount equal to (i) the Treasury Portfolio Purchase Price divided by Applicable Principal Amount, multiplied by (ii) 50.

         "Reorganization Event" has the meaning set forth in Section 5.04(b)(i).

         "Reset Rate" has the meaning set forth in Section 1.02(e) of the Supplemental Indenture.

         "Responsible Officer" means, when used with respect to the Purchase Contract Agent, any officer of the Purchase Contract Agent within the Institutional Trust Services - Conventional Debt Unit (or any successor unit, department or division of the Purchase Contract Agent) located at the Corporate Trust Office of the Purchase Contract Agent who has direct responsibility for the administration of the Agreement and for the purposes of Sections 7.02(d) and 7.03(a), also means, with respect to a particular corporate trust matter, any other officer, trust officer or person performing similar functions to whom such matter is referred because of his or her knowledge of and familiarity of the particular subject.

         "Rights" has the meaning set forth in Section 5.04(a)(xi).

         "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

         "Securities Intermediary" means the Person named as Securities Intermediary in the first Paragraph of this Agreement until a successor Securities Intermediary shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Securities Intermediary" shall mean such successor or any subsequent successor.

         "Security Register" and "Securities Registrar" have the respective meanings set forth in Section 3.05.

         "Senior Indebtedness" means indebtedness of any kind of the Company unless the instrument under which such indebtedness is incurred expressly provides that it is on a parity in right of payment with or subordinate in right of payment to the Contract Adjustment Payments.

         "Senior Notes" means the series of notes designated the senior notes due August 16, 2008 to be issued by the Company under the Indenture.

         "Separate Senior Notes" means Senior Notes that are not components of Corporate Units.

         "Separate Senior Notes Purchase Price" means the amount in cash equal to the product of the Remarketing Per Senior Note Price multiplied by the number of Separate Senior Notes remarketed in the Initial Remarketing.

         "Settlement Rate" has the meaning set forth in Section 5.01(a).

         "Stated Amount" means $50.

         "Successful Final Remarketing" has the meaning set forth in Section 5.02(c)(ii).

         "Successful Initial Remarketing" has the meaning set forth in Section 5.02(a)(i).

         "Successful Remarketing" means a Successful Initial Remarketing or a Successful Final Remarketing.

         "Supplemental Indenture" means the Supplemental Indenture No. 1 dated as of the date hereof between the Company and the Indenture Trustee pursuant to which the Senior Notes are issued.

         "Tax Event" has the meaning set forth in Section 1.02(e) of the Supplemental Indenture.

         "Tax Event Redemption" means the redemption of the Senior Notes pursuant to the Indenture following the occurrence of a Tax Event.

         "Tax Event Redemption Date" means the date upon which a Tax Event Redemption is scheduled to occur pursuant to the Indenture.

         "Termination Date" means the date, if any, on which a Termination Event occurs.

         "Termination Event" means the occurrence of any of the following events:

               (i) at any time on or prior to the Purchase Contract Settlement Date, a judgment, decree or court order shall have been entered granting relief under the Bankruptcy Code, adjudicating the Company to be insolvent, or approving as properly filed a petition seeking reorganization or liquidation of the Company or any other similar applicable Federal or state law and if such judgment, decree or order shall have been entered more than 60 days prior to the Purchase Contract Settlement Date, such decree or order shall have continued undischarged and unstayed for a period of 60 days;

               (ii) at any time on or prior to the Purchase Contract Settlement Date, a judgment, decree or court order for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the termination or liquidation of its affairs, shall have been entered and if such judgment, decree or order shall have been entered more than 60 days prior to the Purchase Contract Settlement Date, such judgment, decree or order shall have continued undischarged and unstayed for a period of 60 days; or

               (iii) at any time on or prior to the Purchase Contract Settlement Date, the Company shall file a petition for relief under the Bankruptcy Code, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization or liquidation under the Bankruptcy Code or any other similar applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

         "Threshold Appreciation Price" has the meaning set forth in Section 5.01(a).

         "TIA" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

         "TRADES" means the Treasury/Reserve Automated Debt Entry System maintained by the Federal Reserve Bank of New York pursuant to the TRADES Regulations.

         "TRADES Regulations" means the regulations of the United States Department of the Treasury, published at 31 C.F.R. Part 357, as amended from time to time. Unless otherwise defined herein, all terms defined in the TRADES Regulations are used herein as therein defined.

         "Trading Day" has the meaning set forth in Section 5.01(a).

         "Trailing 12 Month Period" has the meaning set forth in Section 5.04(a)(v).

         "Transfer" means (i) in the case of certificated securities in registered form, delivery as provided in Section 8-301(a) of the UCC, indorsed to the transferee or in blank by an effective endorsement; (ii) in the case of Treasury Securities, registration of the transferee as the owner of such Treasury Securities on TRADES; and (iii) in the case of security entitlements, including, without limitation, security entitlements with respect to Treasury Securities, a securities intermediary indicating by book entry that such security entitlement has been credited to the transferee's securities account.

         "Treasury Portfolio" means a portfolio of (1) U.S. treasury securities (or principal or interest strips thereof) that mature on or prior to August 15, 2006 in an aggregate amount equal to the Applicable Principal Amount, and (2)
(x) in the case of a Successful Remarketing prior to the Final Remarketing Date, for the scheduled Payment Date on the Senior Notes that occurs on the Purchase Contract Settlement Date, U.S. treasury securities (or principal or interest strips thereof) that mature on or prior to August 15, 2006 in an aggregate amount equal to the aggregate interest payment (assuming no reset of the interest rate) that would have been due on the Purchase Contract Settlement Date on the Applicable Principal Amount, and (y) in the case of a Tax Event Redemption, for each scheduled Payment Date that occurs after the Tax Event Redemption Date to and including the Purchase Contract Settlement Date, U.S. treasury securities (or principal or interest strips thereof) that mature on or prior to the business day immediately preceding such scheduled Payment Date in an aggregate amount equal to the aggregate interest payment (assuming no reset of the interest rate) that would have been due on such scheduled Payment Date on the Applicable Principal Amount.

         "Treasury Portfolio Purchase Price" means the lowest aggregate ask-side price quoted by a Primary Treasury Dealer to the Quotation Agent between 9:00 a.m. and 11:00 a.m. (New York City time) (i) in the case of a Tax Event Redemption, on the third Business Day immediately preceding the Tax Event Redemption Date for the purchase of the applicable Treasury Portfolio for settlement on the Tax Event Redemption Date, and (ii) in the case of any Successful Remarketing prior to the Final Remarketing Date, on the date of such Successful Remarketing for the purchase of the applicable Treasury Portfolio for settlement on the third Business Day immediately following the date of such Successful Remarketing.

         "Treasury Securities" means zero-coupon U.S. treasury securities that mature on August 15, 2006 (CUSIP No. 912833CQ1).

         "Treasury Unit" means, following the substitution of Treasury Securities for Pledged Senior Notes or the Pledged Applicable Ownership Interest in the Treasury Portfolio as collateral to secure a Holder's obligations under the Purchase Contract, the collective rights and obligations of a Holder of a Treasury Units Certificate in respect of such Treasury Securities, subject to the Pledge thereof, and the related Purchase Contract.

         "Treasury Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Treasury Units specified on such certificate.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time.

         "Underwriters" means the underwriters identified in Schedule 1 to the Underwriting Agreement.

         "Underwriting Agreement" means the Underwriting Agreement, dated June 5, 2003, among the Company and the Underwriters, relating to the issuance of Corporate Units by the Company.

         "Unit" means a Corporate Unit or a Treasury Unit, as the case may be.

         "Value" means, with respect to any item of Collateral on any date, as to (1) Cash, the amount thereof, (2) Treasury Securities or Senior Notes, the aggregate principal amount thereof at maturity and (3) Applicable Ownership Interests (as specified in clause (i) of the definition of such term), the appropriate aggregate percentage of the aggregate principal amount at maturity of the Treasury Portfolio.

         "Vice President" means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         Section 1.02. Compliance Certificates And Opinions. Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Purchase Contract Agent to take any action in accordance with any provision of this Agreement, the Company shall furnish to the Purchase Contract Agent an Officers' Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if requested by the Purchase Contract Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement (other than the Officers' Certificate provided for in Section 10.05) shall include:

               (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

             (ii)  a  brief  statement  as to  the  nature  and  scope  of the
               examination  or  investigation   upon  which  the  statements  or
               opinions  contained  in such  certificate  or opinion  are based;

             (iii) a statement  that, in the opinion of each such  individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (iv) a  statement  as to  whether,  in the  opinion  of each such individual, such condition or covenant has been complied with.

         Section 1.03. Form Of Documents Delivered To Purchase Contract Agent.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which its certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

      Section 1.04. Acts Of Holders; Record Dates.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Purchase Contract Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.01) conclusive in favor of the Purchase Contract Agent and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Purchase Contract Agent deems sufficient.

     (c) The ownership of Units shall be proved by the Security Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Unit shall bind every future Holder of the same Unit and the Holder of every Certificate evidencing such Unit issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Purchase Contract Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

     (e) The Company may set any date as a record date for the purpose of determining the Holders of Outstanding Units entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Units. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Corporate Units and the Outstanding Treasury Units, as the case may be, on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Corporate Units or the Treasury Units, as the case may be, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken prior to or on the applicable Expiration Date by Holders of the requisite number of Outstanding Units on such record date. Nothing contained in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and be of no effect), and nothing contained in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Units on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Purchase Contract Agent in writing and to each Holder of Units in the manner set forth in Section 1.06.

         With respect to any record date set pursuant to this Section 1.04(e), the Company may designate any date as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Purchase Contract Agent in writing, and to each Holder of Units in the manner set forth in Section 1.06, prior to or on the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

         Section 1.05. Notices.

         All notices, requests, consents and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

         The Purchase Contract Agent shall send to the Indenture Trustee at the following address a copy of any notices in the form of Exhibits C, D, E or F it sends or receives:

         JPMorgan Chase Bank
         4 New York Plaza, 15th Floor
         New York, NY 10004
         Attention:  Institutional Trust Services
         Fax:  (212) 623-6167

         Section 1.06.  Notice To Holders; Waiver.

         Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Purchase Contract Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Purchase Contract Agent shall constitute a sufficient notification for every purpose hereunder.

         Section 1.07. Effect Of Headings And Table Of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

       Section 1.08. Successors And Assigns.This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company, the Purchase Contract Agent, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, and the Holders from time to time of the Units, by their acceptance of the same, shall be deemed to have agreed to be bound by the provisions hereof and to have ratified the agreements of, and the grant of the Pledge hereunder by, the Purchase Contract Agent.

         Section 1.09. Separability Clause.

         In case any provision in this Agreement or in the Units shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

         Section 1.10. Benefits Of Agreement.

         Nothing contained in this Agreement or in the Units, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Units evidenced by their Certificates by their acceptance of delivery of such Certificates.

         Section 1.11. Governing Law.

         THIS AGREEMENT AND THE UNITS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF. The Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Holders from time to time of the Units, acting through the Purchase Contract Agent as their attorney-in-fact, hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Holders from time to time of the Units, acting through the Purchase Contract Agent as their attorney-in-fact, irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         Section 1.12. Legal Holidays.

         In any case where any Payment Date shall not be a Business Day (notwithstanding any other provision of this Agreement or the Units), Contract Adjustment Payments or other distributions shall not be paid on such date, but Contract Adjustment Payments and Deferred Contract Adjustment Payments or such other distributions shall be paid on the next succeeding Business Day, unless such Business Day is in the next succeeding calendar year, in which case such Contract Adjustment Payments or other distributions shall be paid on the immediately preceding Business Day, in each case with the same force and effect as if made on such scheduled Payment Date; provided that no interest shall accrue or be payable by the Company or to any Holder in respect of such payment or distribution for the period from and after any such scheduled Payment Date.

         In any case where the Purchase Contract Settlement Date or any Early Settlement Date or Cash Merger Early Settlement Date shall not be a Business Day (notwithstanding any other provision of this Agreement or the Units), Purchase Contracts shall not be performed and Early Settlement and Cash Merger Early Settlement shall not be effected on such date, but Purchase Contracts shall be performed or Early Settlement or Cash Merger Early Settlement shall be effected, as applicable, on the next succeeding Business Day with the same force and effect as if made on such Purchase Contract Settlement Date, Early Settlement Date or Cash Merger Early Settlement Date, as applicable.

         Section 1.13. Counterparts.

         This Agreement may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

         Section 1.14. Inspection Of Agreement.

         A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder or Beneficial Owner.

         Section 1.15. Appointment Of Financial Institution As Agent For
                                  The Company.

         The Company may appoint a financial institution (which may be the Collateral Agent) to act as its agent in performing its obligations and in accepting and enforcing performance of the obligations of the Purchase Contract Agent and the Holders, under this Agreement and the Purchase Contracts, by giving notice of such appointment in the manner provided in Section 1.05 hereof. Any such appointment shall not relieve the Company in any way from its obligations hereunder.

         Section 1.16. No Waiver. No failure on the part of the Company, the Purchase Contract Agent, the Collateral Agent, the Securities
Intermediary or any of their respective agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof;
nor shall any single or partial exercise by the Company, the Collateral Agent, the Securities Intermediary or any of their respective agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                                   Article 2
                                CERTIFICATE FORMS

         Section 2.01. Forms Of Certificates Generally.

         The Certificates (including the form of Purchase Contract forming part of each Unit evidenced thereby) shall be in substantially the form set forth in Exhibit A hereto (in the case of Certificates evidencing Corporate Units) or Exhibit B hereto (in the case of Certificates evidencing Treasury Units), with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Units are listed or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

         The definitive Certificates shall be produced in any manner as determined by the officers of the Company executing the Units evidenced by such Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

         Every Global Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

         "THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REQUESTED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

         Section 2.02. Form Of Purchase Contract Agent's Certificate
                               Of Authentication.

         The form of the Purchase Contract Agent's certificate of authentication of the Units shall be in substantially the form set forth on the form of the applicable Certificates.

                                   Article 3
                                   THE UNITS

         Section 3.01. Amount; Form And Denominations.

         The aggregate number of Units evidenced by Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to 2,500,000, except for Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Certificates pursuant to Section 3.04, Section 3.05, Section 3.10, Section 3.13, Section 3.14 or Section 8.05.

         The Certificates shall be issuable only in registered form and only in denominations of a single Corporate Unit or Treasury Unit and any integral multiple thereof.

         Section 3.02. Rights And Obligations Evidenced By The Certificates.

         Each Corporate Units Certificate shall evidence the number of Corporate Units specified therein, with each such Corporate Unit representing (1) the ownership by the Holder thereof of a beneficial interest in a Senior Note or the Applicable Ownership Interest in the Treasury Portfolio, as the case may be, subject to the Pledge of such Senior Note or the Applicable Ownership Interest (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, by such Holder pursuant to this Agreement, and
(2) the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Purchase Contract Agent is hereby authorized, as attorney-in-fact for, and on behalf of, the Holder of each Corporate Unit, to pledge, pursuant to Article 11 hereof, the Senior Note or the Applicable Ownership Interest (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, if any, forming a part of such Corporate Unit, to the Collateral Agent for the benefit of the Company, and to grant to the Collateral Agent, for the benefit of the Company, a security interest in the right, title and interest of such Holder in such Senior Note and or Applicable Ownership Interest (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, if any, to secure the obligation of the Holder under each Purchase Contract to purchase shares of Common Stock.

         Upon the formation of a Treasury Unit pursuant to Section 3.13, each Treasury Unit Certificate shall evidence the number of Treasury Units specified therein, with each such Treasury Unit representing (1) the ownership by the Holder thereof of a 1/20 undivided beneficial interest in a Treasury Security with a principal amount equal to $1,000, subject to the Pledge of such interest by such Holder pursuant to this Agreement, and (2) the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Purchase Contract Agent is hereby authorized, as attorney-in-fact for, and on behalf of, the Holder of each Treasury Unit, to pledge, pursuant to Article 11 hereof, such Holder's interest in the Treasury Security forming a part of such Treasury Unit to the Collateral Agent, for the benefit of the Company, and to grant to the Collateral Agent, for the benefit of the Company, a security interest in the right, title and interest of such Holder in such Treasury Security to secure the obligation of the Holder under each Purchase Contract to purchase shares of Common Stock.

         Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holder of a Unit to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as a shareholder of the Company.

         Section 3.03. Execution, Authentication, Delivery And Dating.

         Subject to the provisions of Section 3.13 and Section 3.14 hereof, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Certificates executed by the Company to the Purchase Contract Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication of such Certificates, and the Purchase Contract Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and deliver such Certificates.

         The Certificates shall be executed on behalf of the Company by its Chairman of the Board of Directors, its Chief Executive Officer, its President, its Treasurer or one of its Vice Presidents. The signature of any of these officers on the Certificates may be manual or facsimile.

         Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

         No Purchase Contract evidenced by a Certificate shall be valid until such Certificate has been executed on behalf of the Holder by the manual signature of an authorized officer of the Purchase Contract Agent, as such Holder's attorney-in-fact. Such signature by an authorized officer of the Purchase Contract Agent shall be conclusive evidence that the Holder of such Certificate has entered into the Purchase Contracts evidenced by such Certificate.

         Each Certificate shall be dated the date of its authentication.

         No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized officer of the Purchase Contract Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

         Section 3.04. Temporary Certificates.

         Pending the preparation of definitive Certificates, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Certificates, temporary Certificates which are in substantially the form set forth in Exhibit A or Exhibit B hereto, as the case may be, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Corporate Units or Treasury Units, as the case may be, are listed, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

         If temporary Certificates are issued, the Company will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, at the expense of the Company and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more definitive Certificates of like tenor and denominations and evidencing a like number of Units as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Units evidenced thereby as definitive Certificates.

         Section 3.05. Registration; Registration Of Transfer And Exchange.

         The Purchase Contract Agent shall keep at the Corporate Trust Office a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Purchase Contract Agent shall provide for the registration of Certificates and of transfers of Certificates (the Purchase Contract Agent, in such capacity, the "Security Registrar"). The Security Registrar shall record separately the registration and transfer of the Certificates evidencing Corporate Units and Treasury Units.

         Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of any authorized denominations, like tenor, and evidencing a like number of Corporate Units or Treasury Units, as the case may be.

         At the option of the Holder, Certificates may be exchanged for other Certificates, of any authorized denominations and evidencing a like number of Corporate Units or Treasury Units, as the case may be, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

         All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same number of Corporate Units or Treasury Units, as the case may be, and be entitled to the same benefits and subject to the same obligations under this Agreement as the Corporate Units or Treasury Units, as the case may be, evidenced by the Certificate surrendered upon such registration of transfer or exchange.

         Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Purchase Contract Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Purchase Contract Agent duly executed, by the Holder thereof or its attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Company and the Purchase Contract Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to
Section 3.04, Section 3.06 and Section 8.05 not involving any transfer.

         Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver any Certificate in exchange for any other Certificate presented or surrendered for registration of transfer or for exchange on or after the Business Day immediately preceding the earliest to occur of any Early Settlement Date with respect to such Certificate, any Cash Merger Early Settlement Date with respect to such Certificate, the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Purchase Contract Agent shall:

                    (i) if the Purchase Contract Settlement Date (including upon any Cash Settlement) or an Early Settlement Date or a Cash Merger Early Settlement Date with respect to such other Certificate has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such other Certificate; or

                    (ii) if a Termination Event, Early Settlement, or Cash Merger Early Settlement shall have occurred prior to the Purchase Contract Settlement Date, transfer the Senior Notes, the Treasury Securities, or the appropriate Applicable Ownership Interests in the Treasury Portfolio, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Section 3.15 and Article 5 hereof.

         Section 3.06. Book-entry Interests.

         The Certificates, on original issuance, will be issued in the form of one or more fully registered Global Certificates, to be delivered to the Depositary or its custodian by, or on behalf of, the Company. The Company hereby designates DTC as the initial Depositary. Such Global Certificates shall initially be registered on the Security Register in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a definitive Certificate representing such Beneficial Owner's interest in such Global Certificate, except as provided in Section 3.09. The Purchase Contract Agent shall enter into an agreement with the Depositary if so requested by the Company. Unless and until definitive, fully registered Certificates have been issued to Beneficial Owners pursuant to Section 3.09:

                    (i) the  provisions  of this  Section  3.06 shall be in full force and effect;

                    (ii) the Company shall be entitled to deal with the Depositary for all purposes of this Agreement (including, without limitation, making Contract Adjustment Payments and receiving approvals, votes or consents hereunder) as the Holder of the Units and the sole holder of the Global Certificates and shall have no obligation to the Beneficial Owners;

                    (iii) to the extent that the provisions of this Section 3.06 conflict with any other provisions of this Agreement, the provisions of this Section 3.06 shall control; and

                    (iv) the rights of the Beneficial  Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Beneficial Owners and the Depositary or the Depositary Participants. The Depositary will make book entry transfers among Depositary Participants and receive and transmit payments of Contract Adjustment Payments to such Depositary Participants.

Transfers of securities evidenced by Global Certificates shall be made through the facilities of the Depositary, and any cancellation of, or increase or decrease in the number of, such securities (including the creation of Treasury Units and the recreation of Corporate Units pursuant to Section 3.13 and Section
3.14 respectively) shall be accomplished by making appropriate annotations on the Schedule of Increases and Decreases for such Global Certificate.

         Section 3.07. Notices To Holders.

         Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company's agent shall give such notices and communications to the Holders and, with respect to any Units registered in the name of the Depositary or the nominee of the Depositary, the Company or the Company's agent shall, except as set forth herein, have no obligations to the Beneficial Owners.

         Section 3.08. Appointment Of Successor Depositary.

         If the Depositary elects to discontinue its services as securities depositary with respect to the Units, the Company may, in its sole discretion, appoint a successor Depositary with respect to the Units.

         Section 3.09. Definitive Certificates.

         If:

                    (i) the Depositary notifies the Company that it is unwilling or unable to continue its services as securities depositary with respect to the Units and no successor Depositary has been appointed pursuant to Section 3.08 within 90 days after such notice; or

                    (ii) the Depositary ceases to be a "clearing agency" registered under Section 17A of the Exchange Act when the
               Depositary is required to be so registered to act as the Depositary and so notifies the Company, and no successor Depositary has been appointed pursuant to Section 3.08 within 90 days after such notice; or

                    (iii) the  Company  determines  in its  discretion  that the
               Global   Certificates   shall  be  exchangeable   for  definitive
               Certificates,

then (x) definitive Certificates shall be prepared by the Company with respect to such Units and delivered to the Purchase Contract Agent and (y) upon surrender of the Global Certificates representing the Units by the Depositary, accompanied by registration instructions, the Company shall cause definitive Certificates to be delivered to Beneficial Owners in accordance with the instructions of the Depositary. The Company and the Purchase Contract Agent shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be authorized and protected in relying on, such instructions. Each definitive Certificate so delivered shall evidence Units of the same kind and tenor as the Global Certificate so surrendered in respect thereof.

         Section 3.10. Mutilated, Destroyed, Lost And Stolen Certificates.

         If any mutilated Certificate is surrendered to the Purchase Contract Agent, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate, evidencing the same number of Corporate Units or Treasury Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Purchase Contract Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) such security or indemnity as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Purchase Contract Agent that such Certificate has been acquired by a protected purchaser, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate, evidencing the same number of Corporate Units or Treasury Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

         Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver to the Holder, a Certificate on or after the Business Day immediately preceding the earliest of any Early Settlement Date with respect to such lost or mutilated Certificate, any Cash Merger Early Settlement Date with respect to such lost or mutilated Certificate, the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Purchase Contract Agent shall:

               (i) if the Purchase Contract Settlement Date or Early Settlement Date or Cash Merger Early Settlement Date with respect to such lost, stolen, destroyed or mutilated Certificate has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such Certificate; or

              (ii) if a Cash Merger  Early  Settlement  or an Early  Settlement
               with respect to such lost or mutilated Certificate or if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the Senior Notes, the Treasury Securities or the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Section 3.15 and Article 5 hereof.

         Upon the issuance of any new Certificate under this Section, the Company and the Purchase Contract Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other fees and expenses (including, without limitation, the fees and expenses of the Purchase Contract Agent) connected therewith.

         Every new Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company and of the Holder in respect of the Units evidenced thereby, whether or not the destroyed, lost or stolen Certificate (and the Units evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Certificates delivered hereunder.

         The provisions of this Section are exclusive and shall preclude, to the extent lawful, all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

         Section 3.11. Persons Deemed Owners.

         Prior to due presentment of a Certificate for registration of transfer, the Company and the Purchase Contract Agent, and any agent of the Company or the Purchase Contract Agent, may treat the Person in whose name such Certificate is registered as the owner of the Units evidenced thereby for purposes of (subject to any applicable record date) any payment or distribution on the Senior Notes or on the Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio (if any), as applicable, payment of Contract Adjustment Payments and performance of the Purchase Contracts and for all other purposes whatsoever in connection with such Units, whether or not such payment, distribution, or performance shall be overdue and notwithstanding any notice to the contrary, and neither the Company nor the Purchase Contract Agent, nor any agent of the Company or the Purchase Contract Agent, shall be affected by notice to the contrary.

         Notwithstanding the foregoing, with respect to any Global Certificate, nothing contained herein shall prevent the Company, the Purchase Contract Agent or any agent of the Company or the Purchase Contract Agent, from giving effect to any written certification, proxy or other authorization furnished by the Depositary (or its nominee), as a Holder, with respect to such Global Certificate, or impair, as between such Depositary and the related Beneficial Owner, the operation of customary practices governing the exercise of rights of the Depositary (or its nominee) as Holder of such Global Certificate. None of the Company, the Purchase Contract Agent or any agent of the Company or the Purchase Contract Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Certificate or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Section 3.12. Cancellation.

         All Certificates surrendered for delivery of shares of Common Stock on or after the Purchase Contract Settlement Date or upon the transfer of Senior Notes, or for delivery of the appropriate Applicable Ownership Interests in the Treasury Portfolio or Treasury Securities, as the case may be, after the occurrence of a Termination Event or pursuant to a Cash Settlement, an Early Settlement or a Cash Merger Early Settlement, or upon the registration of transfer or exchange of a Unit, or a Collateral Substitution or the recreation of Corporate Units shall, if surrendered to any Person other than the Purchase Contract Agent, be delivered to the Purchase Contract Agent along with appropriate written instructions regarding the cancellation thereof and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Purchase Contract Agent for cancellation any Certificates previously authenticated, executed and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon an Issuer Order, be promptly cancelled by the Purchase Contract Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates held by the Purchase Contract Agent shall be disposed of in accordance with its customary practices.

         If the Company or any Affiliate of the Company shall acquire any Certificate, such acquisition shall not operate as a cancellation of such Certificate unless and until such Certificate is delivered to the Purchase Contract Agent cancelled or for cancellation.

      Section 3.13. Creation Of Treasury Units By Substitution Of Treasury
                                   Securities.

     (a) Unless the Treasury Portfolio has replaced the Senior Notes as a component of the Corporate Units, and subject to the conditions set forth in this Agreement, a Holder of Corporate Units may, at any time from and after the date of this Agreement and prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, effect a Collateral Substitution and separate the Senior Notes from the related Purchase Contracts in respect of such Holder's Corporate Units by substituting for such Senior Notes, Treasury Securities in an aggregate principal amount at maturity equal to the aggregate principal amount of such Senior Notes; provided that Holders may make Collateral Substitutions only in integral multiples of 20 Corporate Units. To effect such substitution, the Holder must:

            (1) Transfer to the Securities Intermediary, for credit to the Collateral Account, Treasury Securities or security entitlements with respect thereto having a Value equal to the aggregate principal amount of the Pledged Senior Notes to be released; and

            (2) Transfer the related Corporate Units to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit C hereto, (i) stating that the Holder has Transferred the relevant amount of Treasury Securities to the Securities Intermediary for credit to the Collateral Account and (ii) requesting that the Purchase Contract Agent instruct the Collateral Agent to release the Pledged Senior Notes underlying such Corporate Units, whereupon the Purchase Contract Agent shall promptly provide an instruction to such effect to the Collateral Agent, substantially in the form of Exhibit G hereto (A) stating that such Holder has notified the Purchase Contract Agent that such Holder has Transferred Treasury Securities or security entitlements with respect thereto to the Securities Intermediary for credit to the Collateral Account, (B) stating the Value of the Treasury Securities or security entitlements with respect thereto Transferred by such Holder and (C) requesting that the Collateral Agent release from the Pledge the Pledged Senior Notes that are a component of such Corporate Units.

Upon confirmation that the Treasury Securities described in clause (1) above or security entitlements with respect thereto have been credited to the Collateral Account and receipt of the instruction to the Collateral Agent described in clause (2) above, the Collateral Agent shall release such Pledged Senior Notes from the Pledge and instruct the Securities Intermediary by a notice, substantially in the form of Exhibit H hereto, to Transfer such Pledged Senior Notes to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

         Upon credit to the Collateral Account of Treasury Securities or security entitlements with respect thereto delivered by a Holder of Corporate Units and receipt of the related instruction from the Collateral Agent, the Securities Intermediary shall promptly Transfer the appropriate Pledged Senior Notes to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

         Upon receipt of such Senior Notes, the Purchase Contract Agent shall promptly:

               (i) cancel the related Corporate Units;

               (ii) Transfer the Senior Notes to the Holder (such Senior Notes shall be tradeable as a separate security, independent of the resulting Treasury Units); and

               (iii) authenticate, execute on behalf of such Holder and deliver Treasury Units in book-entry form, or if applicable, in the form of a Treasury Units Certificate executed by the Company in accordance with Section 3.03 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Corporate Units.

         Holders who elect to separate the Senior Notes from the related Purchase Contracts and to substitute Treasury Securities for such Senior Notes shall be responsible for any fees or expenses, (including, without limitation, fees and expenses payable to the Collateral Agent), in respect of the substitution, and neither the Company nor the Purchase Contract Agent shall be responsible for any such fees or expenses.

     (b) If the Treasury Portfolio has replaced the Senior Notes as a component of the Corporate Units and subject to the conditions set forth in this Agreement, a Holder may, at any time on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, substitute Treasury Securities for the Pledged Applicable Ownership Interests in the Treasury Portfolio included in such Corporate Units, but only in integral multiples of 32,000 Corporate Units. In such an event, the Holder shall Transfer Treasury Securities having a Value equal to aggregate Value of the Pledged Applicable Ownership Interests for which substitution is being made to the Securities Intermediary, for credit to the Collateral Account, and the Purchase Contract Agent, Collateral Agent and Securities Intermediary shall effect a Collateral Substitution for the appropriate Pledged Applicable Ownership Interests in the Treasury Portfolio in the manner set forth in clause (a) above.

     (c) In the event a Holder making a Collateral Substitution pursuant to this
Section 3.13 fails to effect a book-entry transfer of the Corporate Units or fails to deliver Corporate Units Certificates to the Purchase Contract Agent after depositing Treasury Securities with the Securities Intermediary, any distributions on the Senior Notes or Applicable Ownership Interest in the Treasury Portfolio constituting a part of such Corporate Units shall be held in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder, until such Corporate Units are so transferred or the Corporate Units Certificate is so delivered, as the case may be, or such Holder provides evidence satisfactory to the Company and the Purchase Contract Agent that such Corporate Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Purchase Contract Agent and the Company.

     (d) Except as described in Section 5.02 or in this Section 3.13 or in connection with a Cash Settlement, an Early Settlement, a Cash Merger Early
Settlement or a Termination Event, for so long as the Purchase Contract underlying a Corporate Unit remains in effect, such Corporate Units shall not be separable into its constituent parts, and the rights and obligations of the Holder in respect of the Senior Notes or Applicable Ownership Interests in the Treasury Portfolio, as the case may be, and the Purchase Contract comprising such Corporate Units may be acquired, and may be transferred and exchanged, only as a Corporate Unit.

      Section 3.14. Recreation Of Corporate Units.

     (a) Unless the Treasury Portfolio has replaced the Senior Notes as a component of the Corporate Units, and subject to the conditions set forth in this Agreement, a Holder of Treasury Units may recreate Corporate Units at any time on or prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date; provided that Holders of Treasury Units may only recreate Corporate Units in integral multiples of 20 Treasury Units. To recreate Corporate Units, the Holder must:

            (1) Transfer to the Securities Intermediary for credit to the Collateral Account Senior Notes or security entitlements with respect thereto having an aggregate principal amount equal to the Value of the Pledged Treasury Securities to be released; and

            (2) Transfer the related Treasury Units to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit C hereto, (i) stating that the Holder has transferred the relevant amount of Senior Notes to the Collateral Agent and
                     (ii) requesting that the Purchase Contract Agent instruct the Collateral Agent to release the Pledged Treasury Securities underlying such Treasury Units, whereupon the Purchase Contract Agent shall promptly provide an instruction to such effect to the Collateral Agent, substantially in the form of Exhibit I hereto stating that such Holder has Transferred the Pledged Senior Notes or security entitlements with respect thereto to the Securities Intermediary for credit to the Collateral Account and requesting that the Collateral Agent release from the Pledge the Pledged Treasury Securities related to such Treasury Units.

Upon confirmation that the Senior Notes described in clause (1) above or security entitlements with respect thereto has been credited to the Collateral Account and receipt of the instruction to the Collateral Agent to the Collateral Agent described in clause (2) above, the Collateral Agent shall release such Pledged Treasury Securities from the Pledge and shall instruct the Securities Intermediary by a notice substantially in the form of Exhibit J hereto to Transfer such Pledged Treasury Securities to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

         Upon credit to the Collateral Account of Senior Notes or security entitlements with respect thereto delivered by a Holder of Treasury Units and receipt of the related instruction from the Collateral Agent, the Securities Intermediary shall promptly Transfer the appropriate Pledged Treasury Securities to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

         Upon receipt of such Treasury Securities, the Purchase Contract Agent shall promptly:

             (i) cancel the related Treasury Units;

             (ii) Transfer the Treasury Securities to the Holder; and

             (iii) authenticate,  execute on behalf of such Holder and deliver
               Corporate Units in book-entry form or, if applicable, in the form of a Corporate Units Certificate executed by the Company in accordance with Section 3.03 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Treasury Units.

         Holders who elect to recreate Corporate Units shall be responsible for any fees or expenses, (including, without limitation, fees and expenses payable to the Collateral Agent), in respect of the recreation, and neither the Company nor the Purchase Contract Agent shall be responsible for any such fees or expenses.

     (b) If the Treasury Portfolio has replaced the Senior Notes as a component of the Corporate Units, a Holder of Treasury Units may at any time on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date substitute the Pledged Applicable Ownership Interests in the Treasury Portfolio for Treasury Securities, but only in multiples of 32,000 Treasury Units. In such an event, the Holder shall Transfer the appropriate Applicable Ownership Interests in the Treasury Portfolio having a Value equal to the aggregate Value of the Treasury Securities for which substitution is being made to the Securities Intermediary, for credit to the Collateral Account, and the Purchase Contract Agent, Collateral Agent and Securities Intermediary shall effect a Collateral Substitution for the Pledged Applicable Ownership Interests from the Pledge in the manner set forth in clause (a) above.

     (c) Except as provided in Section 5.02 or in this Section 3.14 or in connection with a Cash Settlement, an Early Settlement, a Cash Merger Early
Settlement or a Termination Event, for so long as the Purchase Contract underlying a Treasury Unit remains in effect, such Treasury Unit shall not be separable into its constituent parts and the rights and obligations of the Holder of such Treasury Unit in respect of the 1/20 of a Treasury Security and the Purchase Contract comprising such Treasury Unit may be acquired, and may be transferred and exchanged, only as a Treasury Unit.

      Section 3.15. Transfer Of Collateral Upon Occurrence Of Termination
Event.

     (a) Upon  receipt by the  Collateral  Agent of written  notice  pursuant to
Section 5.06 hereof from the Company or the Purchase Contract Agent that a Termination Event has occurred, the Collateral Agent shall release all
Collateral from the Pledge and shall promptly instruct the Securities Intermediary to Transfer:

               (i) any Pledged Senior Notes or security entitlements with respect thereto or Pledged Applicable Ownership Interests;

               (ii) any Pledged Treasury Securities,

              (iii) any payments by Holders (or the  Permitted  Investments  of such payments) pursuant to Section 5.02 hereof; and

               (iv) any Proceeds and all principal payments the Collateral Agent receives in respect of the foregoing,

to the Purchase Contract Agent for the benefit of the Holders for distribution to such Holders, in accordance with their respective interests, free and clear of the Pledge created hereby; provided, however, if any Holder shall be entitled to receive less than $1,000 with respect to its Pledged Applicable Ownership Interests in the Treasury Portfolio, the Purchase Contract Agent shall have the right (but not the obligation) to dispose of such interest for cash and deliver to such Holder cash in lieu of delivering the Pledged Applicable Ownership Interests in the Treasury Portfolio.

     (b) If such Termination Event shall result from the Company's becoming a debtor under the Bankruptcy Code, and if the Collateral Agent shall for any reason fail promptly to effectuate the release and Transfer of all Pledged Senior Notes, Pledged Applicable Ownership Interests, Pledged Treasury Securities and payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.02 and Proceeds of any of the foregoing, as the case may be, as provided by this Section 3.15, the Purchase Contract Agent shall use its best efforts to obtain an opinion of a nationally recognized law firm to the effect that, notwithstanding the Company's being the debtor in such a bankruptcy case, the Collateral Agent will not be prohibited from releasing or Transferring the Collateral as provided in this Section 3.15, and shall deliver or cause to be delivered such opinion to the Collateral Agent within ten days after the occurrence of such Termination Event, and if (A) the Purchase Contract Agent shall be unable to obtain such opinion within ten days after the occurrence of such Termination Event or (B) the Collateral Agent shall continue, after delivery of such opinion, to refuse to effectuate the release and Transfer of all Pledged Senior Notes, Pledged Applicable Ownership Interests, Pledged Treasury Securities and the payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.02 hereof and Proceeds of any of the foregoing, as the case may be, as provided in this Section 3.15, then the Purchase Contract Agent shall within fifteen days after the occurrence of such Termination Event commence an action or proceeding in the court having jurisdiction of the Company's case under the Bankruptcy Code seeking an order requiring the Collateral Agent to effectuate the release and transfer of all Pledged Senior Notes, Pledged Applicable Ownership Interests, Pledged Treasury Securities and the payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.02 hereof and Proceeds of any of the foregoing, or as the case may be, as provided by this Section 3.15.

     (c) Upon the occurrence of a Termination Event and the Transfer to the Purchase Contract Agent of the Pledged Senior Notes, the appropriate Pledged Applicable Ownership Interests or the Pledged Treasury Securities, as the case may be, pursuant to Section 3.15(a), the Purchase Contract Agent shall request transfer instructions with respect to such Pledged Senior Notes, Applicable Ownership Interests or Pledged Treasury Securities, as the case may be, from each Holder by written request, substantially in the form of Exhibit D hereto, mailed to such Holder at its address as it appears in the Security Register.

     (d) Upon book-entry transfer of the Corporate Units or the Treasury Units or delivery of a Corporate Units Certificate or Treasury Units Certificate to the Purchase Contract Agent with such transfer instructions, the Purchase Contract Agent shall transfer the Pledged Senior Notes, the Pledged Applicable Ownership Interests or Pledged Treasury Securities, as the case may be, underlying such Corporate Units or Treasury Units, as the case may be, to such Holder by book-entry transfer, or other appropriate procedures, in accordance with such instructions and, in the case of the Pledged Senior Notes, in accordance with the terms of Supplemental Indenture No. 1. In the event a Holder of Corporate Units or Treasury Units fails to effect such transfer or delivery, the Pledged Senior Notes, the Pledged Applicable Ownership Interests or Pledged Treasury Securities, as the case may be, and any distributions thereon, shall be held in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder, until the earlier to occur of:

               (i) the transfer of such Corporate Units or Treasury Units or surrender of the Corporate Units Certificate or Treasury Units Certificate or the receipt by the Company and the Purchase Contract Agent from such Holder of satisfactory evidence that such Corporate Units Certificate or Treasury Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Purchase Contract Agent and the Company; and

              (ii) the expiration of the time period specified in the abandoned property laws of the state in which the Purchase Contract Agent holds such property.

         Section 3.16. No Consent To Assumption.

         Each Holder of a Unit, by acceptance thereof, shall be deemed expressly to have withheld any consent to the assumption under Section 365 of the Bankruptcy Code or otherwise, of the Purchase Contract by the Company or its trustee, receiver, liquidator or a person or entity performing similar functions in the event that the Company becomes the debtor under the Bankruptcy Code or subject to other similar state or Federal law providing for reorganization or liquidation.

         Section 3.17. Substitutions.

         Whenever a Holder has the right to substitute Treasury Securities, Senior Notes or security entitlements for any of them or the Applicable Ownership Interests (as defined in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, for financial assets held in the Collateral Account, such substitution shall not constitute a novation of the security interest created hereby.

                                   Article 4
                    THE SENIOR NOTES AND APPLICABLE OWNERSHIP
                       INTERESTS IN THE TREASURY PORTFOLIO

      Section 4.01. Interest Payments; Rights To Interest Payments
                                   Preserved.

     (a) The Collateral Agent shall transfer all income and distributions received by it on account of the Pledged Senior Notes, the Pledged Applicable Ownership Interests or Permitted Investments from time to time held in the Collateral Account (ABA No. 021000021, Global Plus A/C No. 00001003.2, Re:
Southern Union Company) to the Purchase Contract Agent for distribution to the applicable Holders as provided in this Agreement and the Purchase Contracts.

     (b) Any payment on any Pledged Senior Note or on any Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio, as the case may be, which is paid on any Payment Date shall, subject to receipt thereof by the Purchase Contract Agent from the Company or from the Collateral Agent as provided in Section 4.01(a) above be paid to the Person in whose name the Corporate Units Certificate (or one or more Predecessor Corporate Units Certificates) of which such Pledged Senior Note or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, forms a part is registered at the close of business on the Record Date for such Payment Date.

     (c) Each Corporate Units Certificate evidencing Senior Notes or Applicable Ownership Interests in the Treasury Portfolio delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Corporate Units Certificate shall carry the right to accrued and unpaid interest or distributions, and to accrue interest or distributions, which were carried by the Senior Notes or Applicable Ownership Interests in the Treasury Portfolio underlying such other Corporate Units Certificate.

     (d) In the case of any Corporate Unit with respect to which (A) Cash Settlement of the underlying Purchase Contract is properly effected pursuant to
Section 5.02(b) or hereof, (B) Early Settlement of the underlying Purchase Contract is properly effected pursuant to Section 5.07 hereof, (C) Cash Merger Early Settlement of the underlying Purchase Contract is properly effected pursuant to Section 5.04(b)(ii) hereof, (D) a Collateral Substitution is properly effected pursuant to Section 3.13, or (E) a Successful Initial Remarketing occurs with respect to the Senior Note that is part of such Corporate Unit, in each case on a date that is after any Record Date and prior to or on the next succeeding Payment Date, interest on the Senior Notes or distributions on Applicable Ownership Interests in the Treasury Portfolio, as the case may be, underlying such Corporate Unit otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Cash Settlement, Early Settlement, Cash Merger Early Settlement, Collateral Substitution or Initial Remarketing, and such payment or distributions shall, subject to receipt thereof by the Purchase Contract Agent, be payable to the Person in whose name the Corporate Units Certificate (or one or more Predecessor Corporate Units Certificates) was registered at the close of business on the Record Date.

     (e) Except as otherwise expressly provided in Section 4.01(d) hereof, in the case of any Corporate Units with respect to which Cash Settlement, Early Settlement or Cash Merger Early Settlement of the underlying Purchase Contract is properly effected, or with respect to which a Collateral Substitution has been effected, payments on the related Senior Notes or distributions on Applicable Ownership Interests in the Treasury Portfolio, as the case may be, that would otherwise be payable or made after the Purchase Contract Settlement Date, Early Settlement Date, Cash Merger Early Settlement Date or the date of the Collateral Substitution, as the case may be, shall not be payable hereunder to the Holder of such Corporate Units; provided, however, that to the extent that such Holder continues to hold Separate Senior Notes or Applicable Ownership Interests in the Treasury Portfolio that formerly comprised a part of such Holder's Corporate Units, such Holder shall be entitled to receive interest on such Separate Senior Notes or distributions on such Applicable Ownership Interests in the Treasury Portfolio.

      Section 4.02. Principal Payments Prior To Or On Purchase Contract Settlement Date.

     (a) Subject to the provisions of Section 5.02(b),  Section  5.04(b)(ii) and
Section 5.07, and except as provided in Section 4.02(b) below, if no Termination Event shall have occurred, all principal payments received by the Securities Intermediary in respect of (1) the Pledged Senior Notes, (2) the Pledged Applicable Ownership Interests and (3) the Pledged Treasury Securities, shall be credited to the Collateral Account, to be invested in Permitted Investments until the Purchase Contract Settlement Date, and transferred to the Company on the Purchase Contract Settlement Date as provided in Section 5.02 hereof. Any balance remaining in the Collateral Account shall be released from the Pledge and transferred to the Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests, free and clear of the Pledge created hereby. The Company shall instruct the Collateral Agent in writing as to the specific Permitted Investments in which any payments made under this Section 4.02(a) shall be invested, provided, however, that if the Company fails to deliver such instructions by 10:30 a.m. (New York City time) on the day such payments are received by the Securities Intermediary, the Collateral Agent shall instruct the Securities Intermediary to invest such payments in the Permitted Investments described in clause (6) of the definition of Permitted Investments. In no event shall the Collateral Agent be liable for the selection of Permitted Investments or for investment losses incurred thereon. The Collateral Agent shall have no liability in respect of losses incurred as a result of the failure of the Company to provide timely written investment direction.

     (b) All principal payments received by the Securities Intermediary in respect of (1) the Senior Notes, (2) the Applicable Ownership Interests and (3) the Treasury Securities or security entitlements with respect thereto, that, in each case, have been released from the Pledge pursuant hereto shall be transferred to the Purchase Contract Agent for the benefit of the applicable
Holders for distribution to such Holders in accordance with their respective interests.

      Section 4.03. Notice And Voting.

     (a) Subject to Section 4.03(b) hereof, the Purchase Contract Agent may exercise, or refrain from exercising, any and all voting and other consensual rights pertaining to the Pledged Senior Notes or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided that the Purchase Contract Agent shall not exercise or shall not refrain from exercising such right, as the case may be, if, in the judgment of the Purchase Contract Agent, such action would impair or otherwise have a material adverse effect on the value of all or any of the Pledged Senior Notes; and provided further that the Purchase Contract Agent shall give the Company and the Collateral Agent at least five Business Days' prior written notice of the manner in which it intends to exercise, or its reasons for refraining from exercising, any such right. Upon receipt of any notices and other communications in respect of any Pledged Senior Notes, including notice of any meeting at which holders of the Senior Notes are entitled to vote or solicitation of consents, waivers or proxies of holders of the Senior Notes, the Collateral Agent shall use reasonable efforts to send promptly to the Purchase Contract Agent such notice or communication, and as soon as reasonably practicable after receipt of a written request therefor from the Purchase Contract Agent, execute and deliver to the Purchase Contract Agent such proxies and other instruments in respect of such Pledged Senior Notes (in form and substance satisfactory to the Collateral Agent) as are prepared by the Company and delivered to the Purchase Contract Agent with respect to the Pledged Senior Notes.

     (b) Upon receipt of notice of any meeting at which holders of Senior Notes are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Senior Notes, the Purchase Contract Agent shall, as soon as practicable thereafter, mail, first class, postage pre-paid, to the Holders of Corporate Units a notice:

              (i)  containing such  information as is contained in the notice or solicitation;

              (ii)  stating  that  each  Holder on the  record  date set by the
               Purchase Contract Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Senior Notes, as the case may be, entitled to vote) shall be entitled to instruct the Purchase Contract Agent as to the exercise of the voting rights pertaining to such Senior Notes underlying their Corporate Units; and

             (iii)  stating the manner in which such instructions may be given.

Upon the written request of the Holders of Corporate Units on such record date received by the Purchase Contract Agent at least six days prior to such meeting, the Purchase Contract Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Senior Notes, as the case may be, as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Corporate Unit, the Purchase Contract Agent shall abstain from voting the Senior Notes underlying such Corporate Unit. The Company hereby agrees, if applicable, to solicit Holders of Corporate Units to timely instruct the Purchase Contract Agent in order to enable the Purchase Contract Agent to vote such Senior Notes.

     (c) The Holders of Corporate Units and Treasury Units shall have no voting or other rights in respect of Common Stock.

      Section 4.04. Tax Event Redemption.

     (a) If the Company elects to redeem the Senior Notes following the occurrence of a Tax Event as permitted by the Indenture, it shall notify the Collateral Agent in writing that a Tax Event has occurred and that it intends to redeem the Senior Notes on the Tax Event Redemption Date. Upon the occurrence of such Tax Event Redemption while Senior Notes are still credited to the Collateral Account, the Collateral Agent shall, and is hereby authorized to, instruct the Securities Intermediary to present the Pledged Senior Notes for payment as may be required by their respective terms and to direct the Indenture Trustee to remit the Redemption Price to the Securities Intermediary for credit to the Collateral Account, on or prior to 12:30 p.m. New York City time on such Tax Event Redemption Date, by federal funds check or wire transfer of immediately available funds. Upon receipt of such funds by the Securities Intermediary and the credit thereof to the Collateral Account, the Pledged
Senior Notes shall be released from the Collateral Account and promptly transferred to the Company. Upon the crediting of such funds to the Collateral Account, the Collateral Agent, at the written direction of the Company, shall instruct the Securities Intermediary to (i) apply an amount equal to the Redemption Amount of such funds to purchase the Treasury Portfolio from the Quotation Agent, (ii) credit to the Collateral Account the Applicable Ownership Interests and (iii) promptly remit the remaining portion of such funds to the Purchase Contract Agent for payment to the Holders of Corporate Units, in accordance with their respective interests.

     (b) Upon the occurrence of a Tax Event Redemption, (i) the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio will be substituted as Collateral for the Pledged Senior Notes and will be held by the Collateral Agent in accordance with the terms hereof to secure the Obligation of each Holder of a Corporate Unit, (ii) the Holders of Corporate Units and the Collateral Agent shall have such rights and obligations, and the Collateral Agent shall have such security interest, with respect to such Applicable Ownership Interests (as specified in clause (i) of the definition of such term) as the Holders of Corporate Units and the Collateral Agent had in respect of the Pledged Senior Notes, as the case may be, subject to the Pledge thereof, and (iii) any reference herein to the Senior Notes shall be deemed to be a reference to such Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio. The Company may cause to be made in any Corporate Units Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the substitution of the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio for Senior Notes as Collateral.

     Section 4.05. Payments To Purchase Contract Agent. The Securities Intermediary shall use commercially reasonable efforts to deliver any payments required to be made by it to the Purchase Contract Agent hereunder to the account designated by the Purchase Contract Agent for such purpose not later than 12:00 p.m. (New York City time) on the Business Day such payment is received by the Securities Intermediary; provided, however, that if such payment is received on a day that is not a Business Day or after 11:00 a.m. (New York City time) on a Business Day, then the Securities Intermediary shall use commercially reasonable efforts to deliver such payment to the Purchase Contract Agent no later than 10:30 a.m. (New York City time) on the next succeeding Business Day.

     Section 4.06. Payments Held in Trust. If the Purchase Contract Agent or any Holder shall receive any principal payments on account of financial assets credited to the Collateral Account and not released therefrom in accordance with this Agreement, the Purchase Contract Agent or such Holder shall hold the same as trustee of an express trust for the benefit of the Company and, upon receipt of an Officers' Certificate of the Company so directing, promptly deliver the same to the Securities Intermediary for credit to the Collateral Account or to the Company for application to the Obligations of the Holders, and the Purchase Contract Agent and Holders shall acquire no right, title or interest in any such payments of principal amounts so received. The Purchase Contract Agent shall have no liability under this Section 4.06 unless and until it has been notified in writing that such payment was delivered to it erroneously and shall have no liability for any action taken, suffered or omitted to be taken prior to its receipt of such notice.

                                   Article 5
                             THE PURCHASE CONTRACTS

      Section 5.01. Purchase Of Shares Of Common Stock.

     (a) Each Purchase Contract shall obligate the Holder of the related Units to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of newly issued shares of Common Stock (subject to Section 5.08) equal to the Settlement Rate unless an Early Settlement, a Cash Merger Early Settlement or a Termination Event with respect to the Units of which such Purchase Contract is a part shall have occurred. The "Settlement Rate" is equal to:

               (i) If the Applicable Market Value (as defined below) is greater than or equal to $19.52 (the "Threshold Appreciation Price"),
               2.5615 shares of Common Stock per Purchase Contract;

              (ii) if the  Applicable  Market Value is less than the  Threshold
               Appreciation Price but greater than $16.00 (the "Reference Price"), the number of shares of Common Stock per Purchase Contact having a value equal to the Stated Amount divided by the Applicable Market Value;

             (iii) if the Applicable Market Value is less than or equal to the
               Reference Price, 3.1250 shares of Common Stock per Purchase Contract;

in each case subject to adjustment as provided in Section 5.04 (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

         The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date, subject to adjustments set forth under Section 5.04 hereof.

         The "Closing Price" per share of Common Stock on any date of determination means:

               (i) the closing sale price as of the close of the principal trading session (or, if no closing price is reported, the last reported sale price) per share on the New York Stock Exchange, Inc. (the "NYSE") on such date;

              (ii) if the Common Stock is not listed for trading on the NYSE on any such date, the closing sale price (or, if no closing price is reported, the last reported sale price) per share as reported in the composite transactions for the principal United States national or regional securities exchange on which the Common Stock is so listed;

             (iii) if the  Common  Stock is not so listed  on a United  States national or regional securities exchange, the last reported sale price per share as reported by The Nasdaq National Market, Inc.;

              (iv) if  the  Common  Stock  is not so  reported  by the  Nasdaq
               National Market, Inc., the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

               (v) if the bid price referred to in clause (iv) is not available, the market value of Common Stock on such date as determined by a nationally recognized independent investment banking firm retained by the Company for purposes of determining the Closing Price.

         A "Trading Day" means a day on which the Common Stock (1) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

     (b) Each Holder of a Corporate Unit or a Treasury Unit, by its acceptance of such Unit:

               (i) irrevocably authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contract on its behalf as its attorney-in-fact (including, without limitation, the execution of Certificates on behalf of such Holder);

              (ii) agrees to be bound by the terms and provisions thereof;

             (iii) covenants and agrees to perform its obligations  under such
               Purchase Contract for so long as such Holder remains a Holder of a Corporate Unit or a Treasury Unit;

              (iv) consents to the provisions hereof;

               (v) irrevocably authorizes the Purchase Contract Agent to enter into and perform this Agreement on its behalf and in its name as its attorney-in-fact;

              (vi) consents  to, and agrees to be bound by, the Pledge of such
               Holder's right, title and interest in and to the Collateral Account, including the Senior Notes and the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio or the Treasury Securities pursuant to this Agreement; and

             (vii) for  United  States  federal,  state and local  income  and franchise tax purposes, agrees to (i) treat its acquisition of the Corporate Units as an acquisition of the Senior Note and Purchase Contract constituting the Corporate Units, (ii) treat the Senior Notes as indebtedness of the Company and (iii) treat itself as the owner of the applicable interests in the Collateral Account, including the Senior Notes, the Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of the definition of such term) or the Treasury Securities, provided that upon a Termination Event, the rights of the Holder of such Units under the Purchase Contract may be enforced without regard to any other rights or obligations.

     (c) Each Holder of a Corporate Unit or a Treasury Unit, by its acceptance thereof, further covenants and agrees that to the extent and in the manner provided in Section 5.02 hereof, but subject to the terms thereof, Proceeds of the Pledged Senior Notes, the Pledged Treasury Securities or the Pledged Applicable Ownership Interests, as applicable, on the Purchase Contract Settlement Date, shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such Proceeds.

     (d) Upon registration of transfer of a Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee) by the terms of this Agreement and the Purchase Contracts underlying such Certificate and the transferor shall be released from the obligations under this Agreement and the Purchase Contracts underlying the Certificate so transferred. The Company covenants and agrees, and each Holder of a Certificate, by its acceptance thereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

      Section 5.02. Remarketing; Payment Of Purchase Price.

     (a) Unless a Tax Event Redemption has occurred prior to the Initial Remarketing Date, the Company shall engage the Remarketing Agent pursuant to the Remarketing Agreement for Remarketing the Senior Notes. By 11:00 a.m. (New York City time) on the Business Day immediately preceding the Initial Remarketing Date, the Purchase Contract Agent shall notify the Remarketing Agent of the aggregate principal amount of Pledged Senior Notes, and the Custodial Agent shall notify the Remarketing Agent of the aggregate principal amount of Separate Senior Notes (if any), that are to be remarketed pursuant to clause (ii) below. Concurrently, the Custodial Agent will present for remarketing the Separate Senior Notes to the Remarketing Agent. Upon receipt of such notices from the Purchase Contract Agent and Custodial Agent, and the Separate Senior Notes for remarketing from the Custodial Agent, the Remarketing Agent will, on the Initial Remarketing Date, use its reasonable efforts to remarket, (based on the Reset
Rate) (the "Initial Remarketing"), such Pledged Senior Notes and Separate Senior Notes on such date at a price of approximately 100.25% of the sum of the Treasury Portfolio Purchase Price plus the Separate Senior Notes Purchase Price. If the Remarketing Agent is able to remarket the Pledged Senior Notes and Separate Senior Notes at a price equal to or greater than 100.25% of the Treasury Portfolio Purchase Price plus the Separate Senior Notes Purchase Price (a "Successful Initial Remarketing"), the Collateral Agent shall instruct the Securities Intermediary to:

               (A) Transfer the Pledged Senior Notes to the Remarketing Agent upon confirmation of deposit by the Remarketing Agent of the Proceeds of such Successful Remarketing attributable to such Pledged Senior Notes (after deducting any Remarketing Fee) in the Collateral Account;

               (B) apply an amount  equal to the  Treasury  Portfolio  Purchase
               Price  to  purchase  from  the   Quotation   Agent  the  Treasury
               Portfolio;

               (C) credit the Applicable Ownership Interests to the Collateral Account; and

               (D) promptly remit the remaining portion of such Proceeds to the Purchase Contract Agent for payment to the Holders of Corporate Units, in accordance with their respective interests.

         The Remarketing Agent may deduct as a remarketing fee (the "Remarketing Fee") an amount equal to 25 basis points (0.25%) of the sum of the Treasury Portfolio Purchase Price plus the Separate Senior Notes Purchase Price. With respect to Pledged Senior Notes, any proceeds of the Initial Remarketing attributable to such Pledged Senior Notes in excess of the sum of the Treasury Portfolio Purchase Price plus the Remarketing Fee with respect to such Pledged Senior Notes will be remitted to the Purchase Contract Agent for payment to the Holders of the related Corporate Units. The Treasury Portfolio will be substituted for the Pledged Senior Notes and the appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio will be held as Collateral to secure the Obligations of the Holders of Corporate Units. With respect to Separate Senior Notes upon a Successful Initial Remarketing, any proceeds of the Initial Remarketing attributable to such Separate Senior Notes in excess of the Remarketing Fee with respect to the Separate Senior Notes will be remitted to the Custodial Agent for payment to the holders of Separate Senior Notes. None of the Company, the Purchase Contract Agent, or any Holders of Corporate Units or holders of Separate Senior Notes whose Senior Notes or Separate Senior Notes are so remarketed will otherwise be responsible for the payment of any Remarketing Fee in connection therewith.

         Following the occurrence of a Successful Initial Remarketing, the Holders of Corporate Units and the Collateral Agent shall have such rights and obligations, and the Collateral Agent shall have such security interest, with respect to the Pledged Applicable Ownership Interests in the Treasury Portfolio as the Holder of Corporate Units and the Collateral Agent had in respect of the Pledged Senior Notes, subject to the Pledge thereof, and any reference herein or in the Certificates to the Senior Notes shall be deemed to be a reference to such Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of the definition thereof) and any reference herein or in the Certificates to interest on the Senior Notes shall be deemed to be a reference to corresponding distributions on such Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of the definition thereof). The Company may cause to be made in any Corporate Units Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the substitution of such Applicable Ownership Interests in the Treasury Portfolio for Senior Notes.

         If, in spite of using its reasonable efforts, the Remarketing Agent cannot remarket the Pledged Senior Notes and the Separate Senior Notes (if any) in the Initial Remarketing (other than to the Company) at a price not less than 100.25% of the sum of the Treasury Portfolio Purchase Price plus the Separate Senior Notes Purchase Price or a condition precedent set forth in the Remarketing Agreement is not fulfilled, the Initial Remarketing will be deemed to have failed (a "Failed Initial Remarketing"). Promptly following a Failed Initial Remarketing, the Remarketing Agent will return the Separate Senior Notes to the Custodial Agent for delivery to the appropriate holders of Separate Senior Notes.

               (ii) Prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Initial Remarketing Date or the Final Remarketing Date, but no earlier than the Payment Date immediately preceding such date, holders of Separate Senior Notes may elect to have their Separate Senior Notes remarketed under the Remarketing Agreement by delivering their Separate Senior Notes, along with a notice of such election, substantially in the form of Exhibit L hereto, to the Custodial Agent. The Custodial Agent shall hold Separate Senior Notes in an account separate from the Collateral Account in which the Pledged Senior Notes shall be held. Holders of Separate Senior Notes electing to have their Separate Senior Notes remarketed will also have the right to withdraw that election by written notice to the Custodial Agent, substantially in the form of Exhibit M hereto, on or prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the applicable Remarketing Date, upon which notice the Custodial Agent shall return such Separate Senior Notes to such Holder. After such time, such election to remarket shall become an irrevocable election to have such Separate Senior Notes remarketed in such Remarketing. Promptly after 11:00 a.m. on the Business Day immediately preceding the applicable Remarketing Date, the Custodial Agent shall notify the Remarketing Agent of the aggregate principal amount of the Separate Senior Notes to be remarketed.

              (iii)  Not  later  than  seven  calendar  days nor  more  than 15 calendar days prior to the Initial Remarketing Date or the Final Remarketing Date, as applicable, the Company shall request the Depositary or its nominee to notify the Beneficial Owners or Depositary Participants holding Units of the procedures to be followed in such Remarketing.

               (iv) The Company agrees to use its best efforts to ensure that, if required by applicable law, a registration statement with regard to the full amount of the Senior Notes to be remarketed in the Initial Remarketing or the Final Remarketing, as the case may be, shall be effective with the Securities and Exchange
               Commission in a form that will enable the Remarketing Agent to rely on it in connection with such Remarketing.

               (v) The Company shall cause a notice of a Failed Remarketing to be published (with a copy of such notice to be provided to the Purchase Contract Agent) on the Business Day immediately following the applicable Remarketing Date, in a daily newspaper in the English language of general circulation in the City of New York, which is expected to be The Wall Street Journal.

     (b) Unless a Tax Event Redemption has occurred prior to the Final Remarketing Date, if no Successful Remarketing has occurred prior to the Final Remarketing Date, each Holder shall have the right to satisfy such Holder's Obligations on the Purchase Contract Settlement Date in cash by notifying the Purchase Contract Agent by use of a notice in substantially the form of Exhibit E hereto of its intention to pay in cash ("Cash Settlement") prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date. Promptly following 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, the Purchase Contract Agent shall notify the Collateral Agent and the Indenture Trustee of the receipt of such notices from Holders intending to make a Cash Settlement.

               (ii) A Holder of a Corporate Unit (if the Treasury Portfolio has not replaced the Senior Notes as a component of such Corporate
               Unit) who has so notified the Purchase Contract Agent of its intention to effect a Cash Settlement shall pay the Purchase Price to the Securities Intermediary for credit to the Collateral Account on or prior to 5:00 p.m. (New York City time) on the fourth Business Day immediately preceding the Purchase Contract Settlement Date, in lawful money of the United States by certified or cashiers' check or wire transfer, in each case in immediately available funds payable to or upon the order of the Securities Intermediary.

              (iii) If a Holder  of a  Corporate  Unit  does  not  notify  the
               Purchase Contract Agent of its intention to make a Cash Settlement in accordance with Section 5.02(b)(ii) above, or does notify the Purchase Contract Agent in accordance with Section 5.02(b)(i) above but fails to make such payment as required by
               Section 5.02(b)(ii) above, such Holder shall be deemed to have consented to the disposition of the Pledged Senior Notes pursuant to the Final Remarketing as described in paragraph Section 5.02(c) below.

               (iv) Promptly after 5:00 p.m. (New York City time) on the fourth Business Day preceding the Purchase Contract Settlement Date, the Collateral Agent, based on cash payments received by the Securities Intermediary pursuant to Section 5.02(b)(ii) hereof, shall promptly notify the Purchase Contract Agent and the Indenture Trustee of the aggregate principal amount of Pledged Senior Notes to be tendered for purchase in the Remarketing in a notice in the form of Exhibit K hereto.

               (v) Upon (1) receipt by the Collateral Agent of a notice from the Purchase Contract Agent promptly after the receipt by the Purchase Contract Agent of a notice from a Holder of Corporate Units that such Holder has elected, in accordance with Section 5.02(b)(i) to effect a Cash Settlement and (2) the payment by such Holder of the Purchase Price in accordance with Section 5.02(b)(ii) above then the Collateral Agent shall:

                         (A) instruct the  Securities  Intermediary  promptly to
                    invest any such Cash in Permitted Investments;

                         (B) release from the Pledge such Holder's Pledged Senior Notes related to the Corporate Units as to which such Holder has effected a Cash Settlement; and

                         (C) instruct the  Securities  Intermediary  to Transfer
                    all such Pledged Senior Notes to the Purchase Contract Agent for distribution to such Holder, in each case free and clear of the Pledge created hereby.

         The Company shall instruct the Collateral Agent in writing as to the type of Permitted Investments in which any such Cash shall be invested; provided, however, that if the Company fails to deliver such written instructions by 10:30 a.m. (New York City time) on the day such Cash is received by the Collateral Agent or to be reinvested by the Securities Intermediary, the Collateral Agent shall instruct the Securities Intermediary to invest such Cash in the Permitted Investments described in clause (6) of the definition of Permitted Investments. In no event shall the Collateral Agent or Securities Intermediary be liable for the selection of Permitted Investments or for investment losses incurred thereon. The Collateral Agent and Securities Intermediary shall have no liability in respect of losses incurred as a result of the failure of the Company to provide timely written investment direction.

         Upon maturity of the Permitted Investments on the Purchase Contract Settlement Date, the Collateral Agent shall, and is hereby authorized to, (A) instruct the Securities Intermediary to remit to the Company on the Purchase Contract Settlement Date such portion of the proceeds of such Permitted Investments as is equal to the aggregate Purchase Price under all Purchase Contracts in respect of which Cash Settlement has been affected as provided above to the Company on the Purchase Contract Settlement Date, and (B) release any amounts in excess of such aggregate Purchase Price earned from such Permitted Investments to the Purchase Contract Agent for distribution to the Holders who have effected Cash Settlement pro-rata in proportion to the amount paid by such Holders under Section 5.02(b)(ii) above.

     (c) (i) Unless a Tax Event Redemption has occurred prior to the Final Remarketing Date, if a Failed Initial Remarketing has occurred, the Pledged Senior Notes of any Holders of Corporate Units who have not notified the Purchase Contract Agent of their intention to effect a Cash Settlement as provided in Section 5.02(b)(i) above, or who have so notified the Purchase Contract Agent in accordance with Section 5.02(b)(i) above but have failed to make such payment as required by Section 5.02(b)(ii) above, and the Separate Senior Notes of any holder who has elected for its Separate Senior Notes to be remarketed pursuant to Section 5.02(a)(ii) will be remarketed by the Remarketing Agent (the "Final Remarketing") on the third Business Day immediately preceding the Purchase Contract Settlement Date (the "Final Remarketing Date"). In order to facilitate the Final Remarketing, the Purchase Contract Agent, based on the notice specified in Section 5.02(b)(iv), and the Collateral Agent, based on the notice specified in Section 5.02(a)(ii), shall notify the Remarketing Agent, by 11:00 a.m. (New York City time) on the Business Day immediately preceding the Final Remarketing Date, of the aggregate principal amount of Pledged Senior Notes or aggregate principal amount of Separate Senior Notes that are to be remarketed pursuant to Section 5.02(a)(ii), as the case may be, to be remarketed. Concurrently, the Custodial Agent will present for remarketing the Separate Senior Notes to the Remarketing Agent.

               (ii) Upon receipt of such notices from the Purchase Contract Agent and the Collateral Agent and the Separate Senior Notes (if any) from the Custodial Agent, as set forth in clause (i) above, the Remarketing Agent shall, on the Final Remarketing Date, use its reasonable efforts to remarket (based on the Reset Rate) such Pledged Senior Notes and the Separate Senior Notes on such date at a price equal to approximately 100.25% of the aggregate principal amount of such Pledged Senior Notes and Separate Senior Notes being remarketed, as provided in the Remarketing Agreement. If the Remarketing Agent is able to remarket the Pledged Senior Notes and Separate Senior Notes at a price equal to or greater than 100.25% of the aggregate principal amount of the Pledged Senior Notes and Separate Senior Notes (if any) (a "Successful Final Remarketing"), Collateral Agent shall:

                    (A) instruct the Securities Intermediary to Transfer the related Pledged Senior Notes to the Remarketing Agent upon confirmation of deposit by the Remarketing Agent of the Proceeds of such Final Remarketing attributable to such Pledged Senior Notes (after deducting the Final Remarketing
                    Fee) in the Collateral Account;

                    (B) instruct the Securities Intermediary to invest such Proceeds of the Final Remarketing in Permitted Investments set forth in clause (6) of the definition of Permitted Investments; and

                    (C) on the Purchase Contract Settlement Date, in consultation with the Purchase Contract Agent, instruct the Securities Intermediary to remit a portion of the Proceeds from such Final Remarketing attributable to such Pledged Senior Notes equal to the aggregate principal amount of such Pledged Senior Notes to satisfy in full such Holder's Obligations to pay the Purchase Price to purchase the shares of Common Stock under the related Purchase Contracts, less the amount of any Deferred Contract Adjustment Payments payable to such Holder, and to remit the balance of the Proceeds from the Final Remarketing, if any, to the Purchase Contract Agent for distribution to such Holder.

         The Remarketing Agent may deduct as the remarketing fee (the "Final Remarketing Fee") an amount equal to 25 basis points (0.25%) of the aggregate principal amount of the remarketed Pledged Senior Notes and Separate Senior Notes (if any). With respect to Separate Senior Notes upon a Successful Final Remarketing any proceeds of the Final Remarketing in excess of the Final Remarketing Fee attributable to the Separate Senior Notes will be remitted to the Custodial Agent for payment to the holders of Separate Senior Notes.

         If, in spite of using its reasonable efforts, the Remarketing Agent cannot remarket the Pledged Senior Notes and Separate Senior Notes (if any) at a price not less than 100.25% of the aggregate principal amount of the Pledged Senior Notes and Separate Senior Notes to be remarketed in the Final Remarketing (other than to the Company) or a condition precedent set forth in the Remarketing Agreement is not fulfilled, the remarketing will be deemed to have failed (a "Failed Final Remarketing").

         Following a Failed Final Remarketing, as of the Purchase Contract Settlement Date, each Holder of any Pledged Senior Notes that are subject to a Failed Final Remarketing, shall be deemed to have exercised such Holder's Put Right with respect to such Senior Notes and to have elected to have a portion of the Proceeds of the Put Right set-off against such Holder's obligation to pay the aggregate Purchase Price for the shares of Common Stock to be issued under the related Purchase Contracts, less any Deferred Contract Adjustment Payments, in full satisfaction of such Holders' obligations under such Purchase Contracts. Following such set-off, the Holder's obligations to pay the Purchase Price for the shares of Common Stock will be deemed to be satisfied in full, and the Collateral Agent shall cause the Securities Intermediary to release the Pledged Senior Notes from the Collateral Account and shall promptly transfer the Pledged Senior Notes to the Company. Thereafter, the Collateral Agent shall promptly remit the remaining portion of the Proceeds of the Holder's exercise of the Put Right in excess of the aggregate Purchase Price, less any Deferred Contract Adjustment Payments, for the shares of Common Stock to be issued under such Purchase Contracts to the Purchase Contract Agent for payment to the Holder of the Corporate Units to which such Senior Notes relate.

     (d) In the case of a Treasury Unit or a Corporate Unit (if the Treasury Portfolio has replaced the Senior Note as a component of such Corporate Unit), upon the maturity of the Pledged Treasury Securities or the appropriate Pledged Applicable Ownership Interests held by the Securities Intermediary on or prior to the Business Day immediately preceding the Purchase Contract Settlement Date, the principal amount of the Treasury Securities or the appropriate Pledged Applicable Ownership Interests received by the Securities Intermediary shall be invested promptly in Permitted Investments. On the Purchase Contract Settlement Date, an amount equal to the Purchase Price, less the amount of any Deferred Contract Adjustment Payments payable to such Holders, shall be remitted to the Company as payment of such Holder's Obligations under the related Purchase Contracts without receiving any instructions from the Holder. In the event the sum of the Proceeds from the related Pledged Treasury Securities or related Pledged Applicable Ownership Interests and the Proceeds from such Permitted Investments is in excess of the aggregate Purchase Price, less the amount of any Deferred Contract Adjustment Payments payable to such Holders, the Collateral Agent shall cause the Securities Intermediary to distribute such excess to the Purchase Contract Agent for the benefit of the Holder of the related Treasury Units or Corporate Units when received.

     (e) With respect to the Senior Notes to be distributed to Holders upon a Cash Settlement, subject to the receipt thereof, the Purchase Contract Agent shall transfer such Senior Notes by book-entry transfer or other appropriate procedures in accordance with written instructions provided by the Holder thereof or, if no such instructions are given to the Purchase Contract Agent by the Holder, the Purchase Contract Agent shall hold such Senior Notes, and any interest payment thereon, in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder until the expiration of the time period specified in the abandoned property laws of the relevant state where the property is held. Distributions to Holders of any other payments described above shall be payable at the office of the Purchase Contract Agent in New York City maintained for that purpose or, at the option of the Holder, by check mailed to the address of the Person entitled thereto at such address as it appears on the Security Register.

     (f)  The  obligations  of  the  Holders  to  pay  the  Purchase  Price  are
non-recourse obligations and, except to the extent satisfied by Early Settlement, Cash Merger Early Settlement or Cash Settlement, are payable solely out of the proceeds of any Collateral pledged to secure the obligations of the Holders, and in no event will Holders be liable for any deficiency between the proceeds of the disposition of Collateral and the Purchase Price.

     (g) The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates thereof to the Holder of the related Units unless the Company shall have received payment for the Common Stock to be purchased thereunder in the manner herein set forth.

      Section 5.03. Issuance Of Shares Of Common Stock. (a) Unless a
Termination Event, an Early Settlement or a Cash Merger Early
Settlement shall have occurred, subject to Section 5.04(b), on the Purchase Contract Settlement Date upon receipt of the aggregate Purchase Price payable on all Outstanding Units, the Company shall issue and deposit with the Purchase Contract Agent, for the benefit of the Holders of the Outstanding Units, one or more certificates representing newly issued shares of Common Stock registered in the name of the Purchase Contract Agent (or its nominee) as custodian for the Holders (such certificates for shares of Common Stock, together with any dividends or distributions for which a record date and payment date for such dividend or distribution has occurred after the Purchase Contract Settlement Date, being hereinafter referred to as the "Purchase Contract Settlement Fund") to which the Holders are entitled hereunder.

     (b) Subject to the foregoing, upon surrender of a Certificate to the Purchase Contract Agent on or after the Purchase Contract Settlement Date, Early Settlement Date or Cash Merger Early Settlement Date, as the case may be, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive forthwith in exchange therefor a certificate representing that number of newly issued whole shares of Common Stock which such Holder is entitled to receive pursuant to the provisions of this Article 5 (after taking into account all Units then held by such Holder), together with cash in lieu of fractional shares as provided in Section
5.08 and any dividends or distributions with respect to such shares constituting part of the Purchase Contract Settlement Fund, but without any interest thereon, and the Certificate so surrendered shall forthwith be cancelled. Such shares shall be registered in the name of the Holder or the Holder's designee as specified in the settlement instructions provided by the Holder to the Purchase Contract Agent. If any shares of Common Stock issued in respect of a Purchase Contract are to be registered to a Person other than the Person in whose name the Certificate evidencing such Purchase Contract is registered (but excluding any Depositary or nominee thereof), no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of the Certificate evidencing such Purchase Contract or has established to the satisfaction of the Company that such tax either has been paid or is not payable.

      Section 5.04 . Adjustment Of Settlement Rate.

     (a) Adjustments for Dividends, Distributions, Stock Splits, Etc.

                    (i) In case the Company shall pay or make a dividend or other distribution on Common Stock in (1) Common Stock (including any annual stock dividend) or (2) cash or any combination of cash and Common Stock, the Settlement Rate in effect at the close of business on the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be increased by (x) to the extent such dividend or distribution consists of Common Stock, dividing such Settlement Rate by a fraction of which:

                        (A) the  numerator  shall be the  number of shares
                    of Common Stock outstanding at the close of   business on
                    the date fixed for such determination, and

                        (B) the  denominator  shall  be the sum of  such  number
                    of shares and the total number of shares constituting such dividend or other distribution;

         and (y) to the extent such dividend or distribution consists of cash, increased by dividing such Settlement Rate by a fraction of which:

                          (A) the numerator  shall be the Current  Market Price
                    of the Common Stock on such date fixed for determination less the amount of cash so distributed; and

                          (B) the denominator shall be the Current Market Price
                    of the Common Stock,

         in each case, such increase to become effective immediately at the opening of business on the day following the date fixed for such determination.

         Notwithstanding the foregoing, no adjustment to the Settlement Rate shall be made pursuant to this paragraph (i) to the extent such cash dividends or portion thereof, when added to all other cash dividends in the preceding 12 months and the value of Common Stock distributed as part of any stock dividend within the preceding 12 months (based on the Closing Price of Common Stock on the "ex date" (as defined in clause (viii) below) of any such stock dividend) is greater than 5% of the Aggregate Market Capitalization on such ex date; provided that, and for the avoidance of doubt, any portion of a cash dividend for which an adjustment was not made pursuant to this sentence shall be treated as a cash distribution under paragraphs (v) and (vi) below.

         For the purposes of this paragraph (i), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company agrees that it shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

     (ii) In case the Company shall issue rights, warrants or options, other than pursuant to any dividend reinvestment plans or share purchase plans, to all holders of its Common Stock (not being available on an equivalent basis to Holders of the Units upon settlement of the Purchase Contracts underlying such Units) entitling them, for a period expiring within 45 days after the record date for the determination of shareholders entitled to receive such rights, warrants or options, to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of Common Stock on the date of announcement of such issuance, the Settlement Rate in effect at the close of business on the date of such announcement shall be increased by dividing such Settlement Rate by a fraction of which:

                    (A) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date of such announcement plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price; and

                    (B) the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date of such announcement plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the Business Day following the date of such announcement. The Company agrees that it shall notify the Purchase Contract Agent if any issuance of such rights, warrants or options is cancelled or not completed following the announcement thereof and the Settlement Rate shall thereupon be readjusted to the Settlement Rate in effect immediately prior to the date of such announcement. For the purposes of this paragraph (ii), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company agrees that it shall not issue any such rights, warrants or options in respect of shares of Common Stock held in the treasury of the Company.

     (iii) In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Settlement Rate in effect at the close of business on the day preceding the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Settlement Rate in effect at the close of business on the day preceding the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately at the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

     (iv) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including shares of capital stock, securities, cash and property but excluding any rights, warrants or options referred to in paragraph (ii) of this Section 5.04(a), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in paragraph (i) of this Section 5.04(a)), the Settlement Rate in effect at the close of business on the date fixed for the determination of shareholders entitled to receive such distribution shall be adjusted by dividing such rate by a fraction of which:

                    (A) the numerator shall be the Current Market Price per share of Common Stock on the date fixed for such determination less the then fair market value (as reasonably determined by the Board of Directors, whose determination shall be conclusive and the basis for which shall be described in a Board Resolution) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock; and

                    (B) the denominator shall be such Current Market Price per share of Common Stock,

such adjustment to become effective at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution. In any case in which this paragraph (iv) is applicable, paragraph (ii) of this Section 5.04(a) shall not be applicable. In the event that such dividend or distribution is not so paid or made, the Settlement Rate shall again be adjusted to be the Settlement Rate which would then be in effect if such dividend or distribution had not been declared.

     (v) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed in a Reorganization Event to which Section 5.04(b) applies, as part of a distribution referred to in paragraph (iv) of this Section 5.04(a) or any cash (or portion thereof) for which an adjustment was made pursuant to paragraph (i) of this
Section 5.04(a) in an aggregate amount that, combined together with (I) the aggregate amount of any other distributions (other than any cash (or portion thereof) for which an adjustment was made pursuant to paragraph (i) of this
Section 5.04(c)) to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution (the "Trailing 12 Month Period") and in respect of which no adjustment pursuant to this paragraph (v) or paragraph (vi) of this Section has been made and (II) the aggregate amount of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration (other than consideration payable in respect of any odd-lot tender offer) payable in respect of any tender or exchange offer by the Company or any of its subsidiaries and calculated as of the expiration of such tender or exchange offer for all or any portion of the Common Stock concluded within the Trailing 12 Month Period and in respect of which no adjustment pursuant to this paragraph (v) or paragraph (vi) of this Section has been made, exceeds 10% of the Aggregate Market Capitalization on the date of determination of holders of shares of Common Stock entitled to receive such distribution, then, in such case, the Settlement Rate in effect at the close of business on such record date shall be adjusted by dividing such rate by a fraction of which:

                    (A) the numerator shall be the Current Market Price of Common Stock on such record date less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Common Stock; and

                    (B) the denominator shall be the Current Market Price of Common Stock,

such increase to be effective at the opening of business on the day following the record date; provided, however, that in the event the portion of cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price per share of Common Stock on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of a Unit shall have the right to receive upon settlement of the Units the amount of cash such Holder would have received had such Holder settled each Unit on the record date. In the event that such dividend or distribution is not so paid or made, the Settlement Rate shall again be adjusted to be the Settlement Rate which would then be in effect if such dividend or distribution had not been declared.

     (vi) If the Company or any subsidiary of the Company shall make a tender or exchange offer (other than any odd-lot tender offer) for all or any portion of the Common Stock and upon expiration of such tender or exchange offer (as amended upon the expiration thereof) the Company or its subsidiary shall be required to pay to shareholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares (as herein defined) any consideration, then if the sum of (I) the fair market value of the aggregate consideration to be paid in such tender offer or exchange offer (as reasonably determined by the Board of Directors, whose determination shall be conclusive and the basis for which shall be described in a Board Resolution) plus (II) the aggregate of the cash plus the fair market value (as reasonably determined by the Board of Directors, whose determination shall be conclusive and the basis for which shall be described in a Board Resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer (other than consideration payable in respect of any odd-lot tender offer), by the Company or any subsidiary of the Company for all or any portion of Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to this paragraph (vi) has been made, plus (III) the aggregate amount of any distributions (other than cash distributions (or portion thereof) for which an adjustment was made pursuant to paragraph (i) of this Section 5.04(a)) to all holders of Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (v) has been made, exceeds 10% of the Aggregate Market Capitalization (including any tendered shares) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended), then, the Settlement Rate in effect at the close of business on the day of the Expiration Time shall be adjusted by dividing by a fraction:

                    (A) the numerator of which shall be equal to (A) the product of (I) the Current Market Price per share of Common Stock on the date of the Expiration Time and (II) the number of shares of Common Stock outstanding (including any tendered shares) on the date of the Expiration Time less (B) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the transactions described in clauses
                    (I),  (II) and (III) above  (assuming  in the case of clause
                    (I) the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares); and

                    (B) the denominator of which shall be equal to the product of (A) the Current Market Price per share of Common Stock as of the Expiration Time and (B) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares"), such adjustment to become effective at the opening of business on the date following the date of the Expiration Time.

     (vii) The reclassification of Common Stock into securities including securities other than Common Stock (other than any reclassification upon a Reorganization Event to which Section 5.04(b) applies) shall be deemed to involve:

                    (A) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph (iv) of this Section); and

                    (B) a subdivision, split or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision or split becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision, split or combination becomes effective" within the meaning of paragraph (iii) of this Section).

     (viii) The "Current Market Price" per share of Common Stock on any date of determination means the average of the daily Closing Prices for the 20 consecutive Trading Days ending the earlier of the day in question and the day before the "ex date" with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "ex date," when used with respect to any issuance or distribution, shall mean the first date on which Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

     The term "Aggregate Market Capitalization" means, for any date, the product of (i) the average of the daily Closing Prices of Common Stock for the 20 consecutive Trading Days ending no later than the earlier of the day in question and the day before the "ex date" (as defined in the preceding paragraph) preceding such date multiplied by (ii) the number of shares of Common Stock outstanding on such date.

     (ix) All adjustments to the Settlement Rate shall be calculated to the nearest 1/10,000th of a share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment in the Settlement Rate shall be required unless such adjustment would require an increase or decrease of at least one percent thereof; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Settlement Rate pursuant to paragraph (i), (ii),
(iii), (iv), (v), (vi), (vii) or (x) of this Section 5.04(a), an adjustment shall also be made to the Applicable Market Value solely to determine which of clauses (i), (ii) or (iii) of the definition of Settlement Rate in Section 5.01 will apply on the Purchase Contract Settlement Date. Such adjustment shall be made by multiplying the Applicable Market Value by a fraction of which the numerator shall be the Settlement Rate immediately after such adjustment pursuant to paragraph (i), (ii), (iii), (iv), (v), (vi), (vii) or (x) of this
Section 5.04(a) and the denominator shall be the Settlement Rate immediately prior to such adjustment; provided, however, that if such adjustment to the Settlement Rate is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (i), (ii), (iii), (iv), (v), (vi), (vii) or (x) of this Section 5.04(a) during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Settlement Rate.

     (x) The Company may, but shall not be required to, make such increases in the Settlement Rate, in addition to those required by this Section, as the Board of Directors considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reason.

     (xi) If the Company hereafter adopts any stockholder rights plan involving the issuance of preference share purchase rights or other similar rights (the "Rights") to all holders of the Common Stock, a Holder shall be entitled to receive upon settlement of any Purchase Contract, in addition to the shares of Common Stock issuable upon settlement of such Purchase Contract, the related Rights for the Common Stock, unless such Rights under the future stockholder rights plan have separated from the Common Stock at the time of conversion, in which case the Settlement Rate shall be adjusted as provided in Section 5.04(iv) on the date such Rights separate from the Common Stock.

     (b) Adjustment for Consolidation, Merger or Other Reorganization Event.

           (i)  In the event of:

                    (A) any consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and in which the shares of Common Stock outstanding immediately prior to the merger or consolidation are not exchanged for cash, securities or other property of the Company or another corporation);

                    (B) any sale, transfer, lease or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety;

                    (C) any statutory share exchange of the Company with another
                    Person   (other  than  in   connection   with  a  merger  or
                    acquisition); or

                    (D) any liquidation, dissolution or termination of the Company other than as a result of or after the occurrence of a Termination Event (any event described in clauses
                    (A),(B),(C) and (D), a "Reorganization Event"),

the Settlement Rate will be adjusted to provide that each Holder of Units will receive on the Purchase Contract Settlement Date with respect to each Purchase Contract forming a part thereof, the kind and amount of securities, cash and other property receivable upon such Reorganization Event (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the Purchase Contract Settlement Date) by a Holder of the maximum number of shares of Common Stock issuable on account of each Purchase Contract if the Purchase Contract Settlement Date had occurred immediately prior to such Reorganization Event (the "Exchange Property"). The kind and amount of Exchange Property will be determined assuming such Holder of Common Stock is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a "Constituent Person"), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates of the Company and non-affiliates and such Holder failed to exercise its rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section 5.04(b)(i) the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

         The actual amount of Exchange Property receivable upon settlement of each Purchase Contract shall be (1) in the case of settlement on the Purchase Contract Settlement Date or pursuant to Section 5.04(b)(ii), a variable amount based upon the applicable Settlement Rate and the Applicable Market Value of the Exchange Property at such time and (2) in the case of any Early Settlement, determined in accordance with the procedures described under Section 5.07 using the Settlement Rate that results in the minimum amount of Exchange Property being delivered under such Purchase Contract.

         For purposes of this Section 5.04(b)(i) and Section 5.04(b)(ii), the term "Applicable Market Value" shall be deemed to refer to the "Applicable Market Value" of the Exchange Property, and such value shall be determined (A) with respect to any publicly traded securities that compose all or part of the Exchange Property, based on the Closing Price of such securities, (B) in the case of any cash that composes all or part of the Exchange Property, based on the amount of such cash and (C) in the case of any other property that composes all or part of the Exchange Property, based on the value of such property, as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose; provided that prior to the separation of the Rights or any similar stockholder rights from the Common Stock, such Rights or similar stockholder rights shall be deemed to have no value. The term "Closing Price" shall be deemed to refer to the closing sale price, last quoted bid price or mid-point of the last bid and ask prices, as the case may be, of any publicly traded securities that comprise all or part of the Exchange Property. The term "Trading Day" shall be deemed to refer to any publicly traded securities that comprise all or part of the Exchange Property.

         In the event of such a Reorganization Event, the Person formed by such consolidation, merger or exchange or the Person which acquires the assets of the Company or, in the event of a liquidation, dissolution or termination of the Company, the Company or a liquidating trust created in connection therewith, shall execute and deliver to the Purchase Contract Agent an agreement supplemental hereto providing that each Holder of an Outstanding Unit shall have the rights provided by this Section 5.04(b)(i). Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5.04. The above provisions of this Section 5.04 shall similarly apply to successive Reorganization Events.

                    (ii) In the event of a consolidation or merger of the Company with or into another Person, or any merger of another Person into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), in each case in which 30% or more of the total consideration paid to the Company's shareholders consists of cash or cash equivalents (a "Cash Merger"), then a Holder of a Unit may settle ("Cash Merger Early Settlement") its Purchase Contract, upon the conditions set forth below, at the Settlement Rate in effect immediately prior to the closing of the Cash Merger; provided that (A) the Cash Merger Early Settlement Date (as defined below) is no later than the fifth Business Day immediately preceding the Purchase Contract Settlement Date and (B) no Cash Merger Early Settlement will be permitted pursuant to this Section 5.04(b)(ii) unless, at the time such Cash Merger Early Settlement is effected, there is an effective Registration Statement with respect to any securities to be issued and delivered in connection with such Cash Merger Early Settlement, if such a Registration Statement is required (in the view of counsel, which need not be in the form of a written opinion, for the Company) under the Securities Act. If such a Registration Statement is so required, the Company covenants and agrees to use its best efforts to (x) have in effect a Registration Statement covering any securities to be delivered in respect of the Purchase Contracts being settled and (y) provide a Prospectus in connection therewith,  in  each  case  in a form  that  may be  used in connection with such Cash Merger Early Settlement. If a Holder elects a Cash Merger Early Settlement of some or all of its Purchase Contracts, such Holder shall be entitled to receive, on the Cash Merger Early Settlement Date, the aggregate amount of any accrued and unpaid Contract
                    Adjustment Payments including and any Deferred Contract Adjustment Payments, with respect to such Purchase Contracts. The Company shall pay such amount as a credit against the amount otherwise payable by such Holder to effect such Cash Merger Early Settlement.

     Within five Business Days of the completion of a Cash Merger, the Company shall provide written notice to Holders of Units of such completion of a Cash Merger, which shall specify the deadline for submitting the notice to settle early in cash pursuant to this Section 5.04(b)(ii), the date on which such Cash Merger Early Settlement shall occur (which date shall be 10 days after the date of such written notice by the Company, but which shall in no event be later than the fifth Business Day immediately preceding the Purchase Contract Settlement
Date) (the "Cash Merger Early Settlement Date"), the applicable Settlement Rate and the amount (per share of Common Stock) of cash, securities and other consideration receivable by the Holder, including the amount of Contract Adjustment Payments and Deferred Contract Adjustment Payments receivable, upon settlement.

     Corporate Units Holders and Treasury Units Holders may only effect Cash Merger Early Settlement pursuant to this Section 5.04(b)(ii) in integral multiples of 20 Corporate Units or Treasury Units, as the case may be. If the Treasury Portfolio has replaced the Senior Notes as a component of the Corporate Units, Corporate Units Holders may only effect Cash Merger Early Settlement pursuant to this Section 5.04(b)(ii) in multiples of 32,000 Corporate Units. Other than the provisions relating to timing of notice and settlement, which shall be as set forth above, the provisions of Section 5.01(a) shall apply with respect to a Cash Merger Early Settlement pursuant to this Section 5.04(b)(ii).

     In order to exercise the right to effect Cash Merger Early Settlement with respect to any Purchase Contracts, the Holder of the Certificate evidencing Units shall deliver, no later than 5:00 p.m. (New York City time) on the third Business Day immediately preceding the Cash Merger Early Settlement Date, such Certificate to the Purchase Contract Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment (payable to the Company in immediately available funds) in an amount equal to the sum of:

                    (i) product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Cash Merger Early Settlement, less

                   (ii) the  amount  of  any  accrued   and  unpaid   Contract
                    Adjustment Payments and any Deferred Contract Adjustment Payments.

     Upon receipt of such Certificate and payment of such funds, the Purchase Contract Agent shall pay the Company from such funds the related Purchase Price pursuant to the terms of the related Purchase Contracts, and notify the Collateral Agent that all the conditions necessary for a Cash Merger Early Settlement by a Holder of Units have been satisfied pursuant to which the Purchase Contract Agent has received from such Holder, and paid to the Company as confirmed in writing by the Company, the related Purchase Price.

     Upon receipt by the Collateral Agent of the notice from the Purchase Contract Agent set forth in the preceding paragraph, the Collateral Agent shall release from the Pledge, (1) the Pledged Senior Notes or the Pledged Applicable Ownership Interests in the case of a Holder of Corporate Units or (2) Pledged Treasury Securities, in the case of a Holder of Treasury Units, in each case with a Value equal to the product of (x) the Stated Amount times (y) the number of Purchase Contracts as to which such Holder has elected to effect Cash Merger Early Settlement, and shall instruct the Securities Intermediary to Transfer all such Pledged Applicable Ownership Interests or Pledged Senior Notes or Pledged Treasury Securities, as the case may be, to the Purchase Contract Agent for distribution to such Holder, in each case free and clear of the Pledge created hereby.

     If a Holder properly effects an effective Cash Merger Early Settlement in accordance with the provisions of this Section 5.04(b)(ii), the Company will deliver (or will cause the Collateral Agent to deliver) to the Holder on the Cash Merger Early Settlement Date:

                    (A) the kind and amount of securities, cash and other property receivable upon such Cash Merger by a Holder of the number of shares of Common Stock issuable on account of each Purchase Contract if the Purchase Contract Settlement Date had occurred immediately prior to such Cash Merger (based on the Settlement Rate in effect at such time), assuming such Holder of Common Stock is not a Constituent Person or an Affiliate of a Constituent Person to the extent such Cash Merger provides for different treatment of Common Stock held by Affiliates of the Company and non-affiliates and such Holder failed to exercise its rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Cash Merger (provided that if the kind or amount of securities, cash and other property receivable upon such Cash Merger is not the same for each non-electing share, then for the purpose of this Section 5.04(b)(ii), the kind and amount of securities, cash and other property receivable upon such Cash Merger by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). For the avoidance of doubt, for the purposes of determining the Applicable Market Value (in connection with determining the appropriate Settlement Rate to be applied in the foregoing sentence), the date of the closing of the Cash Merger shall be deemed to be the Purchase Contract Settlement Date;

                    (B) the Senior Notes, the Applicable Ownership Interests in the Treasury Portfolio or Treasury Securities, as the case may be, related to the Purchase Contracts with respect to which the Holder is effecting a Cash Merger Early Settlement; and

                    (C) if so required under the Securities Act, a Prospectus as contemplated by this Section 5.04(b)(ii).

     (c) All calculations and determinations pursuant to this Section 5.04 shall be made by the Company or its agent and the Purchase Contract Agent shall have no responsibility with respect thereto.

     (d) The Corporate Units or the Treasury Units of the Holders who do not elect Cash Merger Early Settlement in accordance with the foregoing will continue to remain outstanding and be subject to settlement on the Purchase Contract Settlement Date in accordance with the terms hereof.

      Section 5.05. Notice Of Adjustments And Certain Other Events.

     (a) Whenever the Settlement Rate is adjusted as herein provided, the Company shall within 10 Business Days following the occurrence of an event that requires an adjustment to the Settlement Rate pursuant to Section 5.04 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware):

                    (i) compute the adjusted  Settlement Rate in accordance with
                    Section 5.04 and prepare and transmit to the Purchase Contract Agent an Officers' Certificate setting forth the Settlement Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

                    (ii) provide a written notice to the Holders of the Units of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Settlement Rate was determined and setting forth the adjusted Settlement Rate.

     (b) The Purchase Contract Agent shall not at any time be under any duty or responsibility to any Holder of Units to determine whether any facts exist which may require any adjustment of the Settlement Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Purchase Contract Agent shall be fully authorized and protected in relying on any Officers' Certificate delivered pursuant to Section 5.05(a)(i) and any adjustment contained therein and the Purchase Contract Agent shall not be deemed to have knowledge of any adjustment unless and until it has received such certificate. The Purchase Contract Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at the time be issued or delivered with respect to any Purchase Contract; and the Purchase Contract Agent makes no representation with respect thereto. The Purchase Contract Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to a Purchase Contract or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article.

         Section 5.06. Termination Event; Notice.

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments (including any accrued and unpaid Contract Adjustment Payments and any Deferred Contract Adjustment Payments), and the rights and obligations of Holders to purchase Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, prior to or on the Purchase Contract Settlement Date, a Termination Event shall have occurred.

         Upon and after the occurrence of a Termination Event, the Units shall thereafter represent the right to receive the Senior Notes, the Treasury Securities or the Applicable Ownership Interests in the Treasury Portfolio, as the case may be, forming part of such Units, in accordance with the provisions of Section 3.15 hereof. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Security Register.

      Section 5.07. Early Settlement.(a) Subject to and upon compliance with the provisions of this Section 5.07, at the option of the Holder thereof, Purchase Contracts underlying Units may be settled early ("Early Settlement") at any time prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date; provided that no Early Settlement will be permitted pursuant to this Section 5.07 unless, at the time such Early Settlement is effected, there is an effective Registration Statement with respect to any securities to be issued and delivered in connection with such Early Settlement, if such a Registration Statement is required (in the view of counsel, which need not be in the form of a written opinion, for the Company) under the Securities Act. If such a Registration Statement is so required, the Company covenants and agrees to use best efforts to (i) have in effect a Registration Statement covering any securities to be delivered in respect of the Purchase Contracts being settled and (ii) provide a Prospectus in connection therewith, in each case in a form that may be used in connection with such Early Settlement.

     (b) In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts, the Holder of the Certificate evidencing Units shall deliver, at any time prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, such Certificate to the Purchase Contract Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment (payable to the Company in immediately available funds) in an amount (the "Early Settlement Amount") equal to the sum of:

                    (i) the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus

                   (ii) if such  delivery is made with  respect to any Purchase
                    Contracts during the period from the close of business on any Record Date next preceding any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments and any Deferred Contract Adjustment Payments payable on such Payment Date with respect to such Purchase Contracts, minus

                  (iii) the  amount  of  any  Deferred  Contract   Adjustment
                    Payments.

         Except as provided in the immediately preceding sentence, no payment shall be made upon Early Settlement of any Purchase Contract on account of any Contract Adjustment Payments accrued on such Purchase Contract or on account of any dividends on the Common Stock issued upon such Early Settlement. If the foregoing requirements are first satisfied with respect to Purchase Contracts underlying any Units at or prior to 5:00 p.m. (New York City time) on a Business Day, such day shall be the "Early Settlement Date" with respect to such Units and if such requirements are first satisfied after 5:00 p.m. (New York City time) on a Business Day or on a day that is not a Business Day, the "Early Settlement Date" with respect to such Units shall be the next succeeding Business Day.

         Upon the receipt of such Certificate and Early Settlement Amount from the Holder, the Purchase Contract Agent shall pay to the Company such Early Settlement Amount, the receipt of which payment the Company shall confirm in writing. The Purchase Contract Agent shall then notify the Collateral Agent that
(A) such Holder has elected to effect an Early Settlement, which notice shall set forth the number of such Purchase Contracts as to which such Holder has elected to effect Early Settlement, (B) the Purchase Contract Agent has received from such Holder, and paid to the Company as confirmed in writing by the Company, the related Early Settlement Amount and (C) all conditions to such Early Settlement have been satisfied.

         Upon receipt by the Collateral Agent of the notice from the Purchase Contract Agent set forth in the preceding paragraph, the Collateral Agent shall release from the Pledge, (1) the Pledged Senior Notes or the Pledged Applicable Ownership Interests in the case of a Holder of Corporate Units or (2) Pledged Treasury Securities, in the case of a Holder of Treasury Units, in each case with a Value equal to the product of (x) the Stated Amount times (y) the number of Purchase Contracts as to which such Holder has elected to effect Early Settlement, and shall instruct the Securities Intermediary to Transfer all such Pledged Applicable Ownership Interests or Pledged Senior Notes or Pledged Treasury Securities, as the case may be, to the Purchase Contract Agent for distribution to such Holder, in each case free and clear of the Pledge created hereby.

         Holders of Treasury Units may only effect Early Settlement pursuant to this Section 5.07 in integral multiples of 20 Treasury Units. If the Treasury Portfolio has replaced the Senior Notes as a component of the Corporate Units, Corporate Units Holders may only effect Early Settlement pursuant to this
Section 5.07 in integral multiples of 32,000 Corporate Units.

         Upon Early Settlement of the Purchase Contracts, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments (including any accrued and unpaid Contract Adjustment Payments) with respect to such Purchase Contracts shall immediately and automatically terminate.

     (c) Upon Early Settlement of Purchase Contracts by a Holder of the related Units, the Company shall issue, and the Holder shall be entitled to receive,
2.5615 shares of Common Stock on account of each Purchase Contract as to which Early Settlement is effected (the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted pursuant to Section 5.04.

     (d) No later than the third Business Day after the applicable Early Settlement Date, the Company shall cause the shares of Common Stock issuable upon Early Settlement of Purchase Contracts to be issued and delivered, together with payment in lieu of any fraction of a share, as provided in Section 5.08.

     (e) Upon Early Settlement of any Purchase Contracts, and subject to receipt of shares of Common Stock from the Company and the Senior Notes, the Applicable Ownership Interests in the Treasury Portfolio or Treasury Securities, as the case may be, from the Securities Intermediary, as applicable, the Purchase Contract Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Units:

                    (i) transfer to the Holder the Senior Notes, the Applicable Ownership Interests in the Treasury Portfolio or Treasury Securities, as the case may be, forming a part of such Units,

                   (ii) deliver to the Holder a certificate or certificates for the full number of shares of Common Stock issuable upon such Early Settlement, together with payment in lieu of any fraction of a share, as provided in Section 5.08, and

                  (iii) if so required  under the  Securities  Act,  deliver a
                    Prospectus for the shares of Common Stock issuable upon such Early Settlement as contemplated by Section 5.07(a).

     (f) In the event that Early Settlement is effected with respect to Purchase Contracts underlying less than all the Units evidenced by a Certificate, upon such Early Settlement the Company shall execute and the Purchase Contract Agent shall execute on behalf of the Holder, authenticate and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Units as to which Early Settlement was not effected.

     (g) A Holder of a Unit who effects Early Settlement may elect to have the Senior Notes no longer a part of a Corporate Unit remarketed in accordance with the provisions of Section 5.02.

         Section 5.08.  No Fractional Shares.

         No fractional shares or scrip representing fractional shares of Common Stock shall be issued or delivered upon settlement on the Purchase Contract Settlement Date, or upon Early Settlement or Cash Merger Early Settlement of any Purchase Contracts. If Certificates evidencing more than one Purchase Contract shall be surrendered for settlement at one time by the same Holder, the number of full shares of Common Stock which shall be delivered upon settlement shall be computed on the basis of the aggregate number of Purchase Contracts evidenced by the Certificates so surrendered. Instead of any fractional share of Common Stock which would otherwise be deliverable upon settlement of any Purchase Contracts on the Purchase Contract Settlement Date, or upon Early Settlement or Cash Merger Early Settlement, the Company, through the Purchase Contract Agent, shall make a cash payment in respect of such fractional interest in an amount equal to the percentage of such fractional share times the Applicable Market Value calculated as if the date of such settlement were the Purchase Contract Settlement Date. The Company shall provide the Purchase Contract Agent from time to time with sufficient funds to permit the Purchase Contract Agent to make all cash payments required by this Section 5.08 in a timely manner.

         Section 5.09.  Charges And Taxes.

         The Company will pay all stock transfer and similar taxes attributable to the initial issuance and delivery of the shares of Common Stock pursuant to the Purchase Contracts; provided, however, that the Company shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing a Unit or any issuance of a share of Common Stock in a name other than that of the registered Holder of a Certificate surrendered in respect of the Units evidenced thereby, other than in the name of the Purchase Contract Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share certificates or Certificates unless or until the Person or Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      Section 5.10.  Contract Adjustment Payments.

     (a) Subject to Section 5.10(d) and 5.11, the Company shall pay, on each Payment Date, the Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name a Certificate is registered at the close of business on the Record Date relating to such Payment Date. The Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in the Borough of Manhattan, New York City maintained for that purpose. If the book-entry system for the Units has been terminated, the Contract Adjustment Payments will be payable, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Security Register, or by wire transfer to the account designated by such Person by a prior written notice to the Purchase Contract Agent. If any date on which Contract Adjustment Payments are to be made is not a Business Day, then payment of the Contract Adjustment Payments payable on such date will be made on the next succeeding day that is a Business Day (and without any interest in respect of any such delay); provided that if such Business Day is in the next succeeding calendar year, then payment of the Contract Adjustment Payments will be made on the Business Day immediately preceding such Business Day. Contract Adjustment Payments payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. The Contract Adjustment Payments will accrue from June 11, 2003.

     (b) Upon the occurrence of a Termination Event, the Company's obligation to
pay  future  Contract   Adjustment  Payments  (including  any  accrued  Contract
Adjustment Payments) and any Deferred Contract Adjustment Payments shall cease.

     (c) Each Certificate delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of (including as a result of a Collateral Substitution or the recreation of Corporate Units) any other Certificate shall carry the right to accrued and unpaid Contract Adjustment Payments and Deferred Contract Adjustment Payments, which right was carried by the Purchase Contracts underlying such other Certificates.

     (d) In the case of any Unit with respect to which Early Settlement or Cash Merger Early Settlement of the underlying Purchase Contract is effected on a date that is after any Record Date and prior to or on the next succeeding
Payment Date, Contract Adjustment Payments and Deferred Contract Adjustment Payments otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Early Settlement or Cash Merger Early Settlement, and such Contract Adjustment Payments and Deferred Contract Adjustment Payments shall be paid to the Person in whose name the Certificate evidencing such Unit is registered at the close of business on such Record Date. Except as otherwise expressly provided in the immediately preceding sentence, and the right to receive accrued and unpaid Contract Adjustment Payments as set forth in Section 5.04(b)(ii), in the case of any Unit with respect to which Early Settlement or Cash Merger Early Settlement of the underlying Purchase Contract is effected, Contract Adjustment Payments (but not, for the avoidance of doubt, Deferred
Contract Adjustment Payments) that would otherwise be payable after the Early Settlement or Cash Merger Early Settlement Date with respect to such Purchase Contract shall not be payable.

     (e) The Company's obligations with respect to Contract Adjustment Payments and Deferred Contract Adjustment Payments, if any, will be subordinated and junior in right of payment to the Company's obligations under any Senior Indebtedness.

     (f) In the event (x) of any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, or (y) subject to the provisions of Section 5.10(h) below, that (i) a default shall have occurred and be continuing with respect to the payment of principal, interest or any other monetary amounts due and payable on any Senior Indebtedness and such default shall have continued beyond the period of grace, if any, specified in the instrument evidencing such Senior Indebtedness (and the Purchase Contract Agent shall have received written notice thereof from the Company or one or more holders of Senior Indebtedness or their representative or representatives or the trustee or trustees under any indenture pursuant to which any such Senior Indebtedness may have been issued), or (ii) the maturity of any Senior Indebtedness shall have been accelerated because of a default in respect of such Senior Indebtedness (and the Purchase Contract Agent shall have received written notice thereof from the Company or one or more holders of Senior Indebtedness or their representative or representatives or the trustee or trustees under any indenture pursuant to which any such Senior Indebtedness may have been issued), then:

     (i) the holders of all Senior Indebtedness shall first be entitled to receive, in the case of clause (x) above, payment of all amounts due or to become due upon all Senior Indebtedness and, in the case of subclauses (i) and (ii) of clause (y) above, payment of all amounts due thereon, or provision shall be made for such payment in money or money's worth, before the Holders of any of the Units are entitled to receive any Contract Adjustment Payments or Deferred Contract Adjustment Payments on the Purchase Contracts underlying the Units;

     (ii) any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, to which the Holders of any of the Units would be entitled except for the provisions of Section 5.10(e) through (q), including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of such Contract Adjustment Payments or Deferred Contract Adjustment Payments on the Purchase Contracts underlying the Units, shall be paid or delivered by the Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the representative or representatives of the holders of Senior Indebtedness or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness, before any payment or distribution is made of such Contract Adjustment Payments or Deferred Contract Adjustment Payments to the Holders of such Units; and

     (iii) in the event that, notwithstanding the foregoing, any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of Contract Adjustment Payments or Deferred Contract Adjustment Payments on the Purchase Contracts underlying the Units, shall be received by the Purchase Contract Agent or the Holders of any of the Units when such payment or distribution is prohibited pursuant to Section 5.10(e) through (q), such payment or distribution shall be paid over to the representative or representatives of the holders of Senior Indebtedness or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness.

     (g) For purposes of Section 5.10(e) through (q), the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other Person provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in Section 5.10(e) through (q) with respect to such Contract Adjustment Payments or Deferred Contract Adjustment Payments on the Units to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the indebtedness or guarantee of indebtedness, as the case may be, that constitutes Senior Indebtedness is assumed by the Person, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of each such holder adversely affected thereby, altered by such reorganization or readjustment;

     (h) Any failure by the Company to make any payment on or perform any other obligation under Senior Indebtedness, other than any indebtedness incurred by the Company or assumed or guaranteed, directly or indirectly, by the Company for money borrowed (or any deferral, renewal, extension or refunding thereof) or any indebtedness or obligation as to which the provisions of Section 5.10(e) through
(q) shall have been waived by the Company in the instrument or instruments by which the Company incurred, assumed, guaranteed or otherwise created such indebtedness or obligation, shall not be deemed a default or event of default if
(i) the Company shall be disputing its obligation to make such payment or perform such obligation and (ii) either (A) no final judgment relating to such dispute shall have been issued against the Company which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, and (B) in the event a judgment that is subject to further review or appeal has been issued, the Company shall in good faith be prosecuting an appeal or other proceeding for review and a stay of execution shall have been obtained pending such appeal or review.

     (i) Subject to the irrevocable payment in full of all Senior Indebtedness, the Holders of the Units shall be subrogated (equally and ratably with the holders of all obligations of the Company which by their express terms are subordinated to Senior Indebtedness of the Company to the same extent as payment of the Contract Adjustment Payments and Deferred Contract Adjustment Payments in respect of the Purchase Contracts underlying the Units is subordinated and which are entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until all such Contract Adjustment Payments and Deferred Contract Adjustment Payments owing on the Units shall be paid in full, and as between the Company, its creditors other than holders of such Senior Indebtedness and the Holders, no such payment or distribution made to the holders of Senior Indebtedness by virtue of Section 5.10(e) through (q) that otherwise would have been made to the Holders shall be deemed to be a payment by the Company on account of such Senior Indebtedness, it being understood that the provisions of Section 5.10(e) through (q) are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

     (j) Nothing contained in Section 5.10(e) through (q) or elsewhere in this Agreement or in the Units is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders such Contract Adjustment Payments and Deferred Contract Adjustment Payments on the Units as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Purchase Contract Agent or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under Section 5.10(e) through (q), of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

     (k) Upon payment or  distribution  of assets of the Company  referred to in
Section 5.10(e) through (q), the Purchase Contract Agent and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or Purchase Contract Agent or other person making any payment or distribution, delivered to the Purchase Contract Agent or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to these Section 5.10(e) through (q).

     (l) The Purchase Contract Agent shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee or representative on behalf of any such holder or holders. In the event that the Purchase Contract Agent determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to
Section 5.10(e) through (q), the Purchase Contract Agent may request such Person to furnish evidence to the reasonable satisfaction of the Purchase Contract Agent as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under Section 5.10(e) through (q), and, if such evidence is not furnished, the Purchase Contract Agent may defer payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     (m) Nothing contained in Section 5.10(e) through (q) shall affect the obligations of the Company to make, or prevent the Company from making, payment of the Contract Adjustment Payments and Deferred Contract Adjustment Payments, except as otherwise provided in these Section 5.10(e) through (q).

     (n) Each Holder of Units, by its acceptance thereof, authorizes and directs the Purchase Contract Agent on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in Section 5.10(e) through (q) and appoints the Purchase Contract Agent its attorney-in-fact, as the case may be, for any and all such purposes.

     (o) The Company shall give prompt written notice to the Purchase Contract Agent of any fact known to the Company that would prohibit the making of any payment of moneys to or by the Purchase Contract Agent in respect of the Units pursuant to the provisions of this Section. Notwithstanding the provisions of
Section 5.10(e) through (q) or any other provisions of this Agreement, the Purchase Contract Agent shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of moneys to or by the Purchase Contract Agent, or the taking of any other action by the Purchase Contract Agent, unless and until the Purchase Contract Agent shall have received written notice thereof mailed or delivered to the Purchase Contract Agent at its Institutional Trust Services department from the Company, any Holder, or the holder or representative of any Senior Indebtedness; provided that if at least two Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose, the Purchase Contract Agent shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Purchase Contract Agent shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to or on or after such date.

     (p) The Purchase Contract Agent in its individual capacity shall be entitled to all the rights set forth in this Section with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness and nothing in this Agreement shall deprive the Purchase Contract Agent of any of its rights as such holder.

     (q) No right of any present or future holder of any Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

     (r) Nothing in this Section 5.10 shall apply to claims of, or payments to, the Purchase Contract Agent under or pursuant to Section 7.07.

     (s) With respect to the holders of Senior Indebtedness, (i) the duties and obligations of the Purchase Contract Agent shall be determined solely by the express provisions of this Agreement; (ii) the Purchase Contract Agent shall not be liable to any such holders if it shall, acting in good faith, mistakenly pay over or distribute to the Holders or to the Company or any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Section 5.10 or otherwise; (iii) no implied covenants or obligations shall be read into this Agreement against the Purchase Contract Agent; and (iv) the Purchase Contract Agent shall not be deemed to be a fiduciary as to such holders.

     Section 5.11. Deferral Of Contract Adjustment Payments. (a) The Company has the right at any time, and from time to time, to defer payment of all or part of the Contract Adjustment Payments in respect of each Purchase Contract by extending the period for payment of Contract Adjustment Payments to any subsequent Payment Date (an "Extension Period"), but not beyond the Purchase Contract Settlement Date (or, with respect to Purchase Contracts for which an effective Early Settlement or Cash Merger Early Settlement has occurred, the Early Settlement Date or Cash Merger Early Settlement Date, as the case may be). Prior to the expiration of any Extension Period, the Company may further extend such Extension Period to any subsequent Payment Date, but not beyond the Purchase Contract Settlement Date (or any applicable Early Settlement Date or Cash Merger Early Settlement Date).

         If the Company so elects to defer Contract Adjustment Payments, the Company shall pay additional Contract Adjustment Payments on such deferred installments of Contract Adjustment Payments at a rate equal to 5.75% per annum, compounding on each succeeding Payment Date, until such deferred installments are paid in full (such deferred installments of Contract Adjustment Payments together with the accrued additional Contract Adjustment Payments thereon, being referred to herein as the "Deferred Contract Adjustment Payments").

         At the end of each Extension Period, including as the same may be extended as provided above, or, in the event of an effective Early Settlement or Cash Merger Early Settlement, on the Early Settlement Date or Cash Merger Early Settlement Date, as the case may be, the Company shall pay all Deferred Contract Adjustment Payments then due in the manner set forth in Section 5.10(a) (in the case of the end of an Extension Period), in the manner set forth in Section 5.07(b) (in the case of an Early Settlement) or in the manner set forth in
Section 5.04(b)(ii) (in the case of a Cash Merger Early Settlement) to the extent such amounts are not deducted from the amount otherwise payable by the Holder in the case of a Cash Settlement, any Early Settlement or any Cash Merger Early Settlement. In the event of an Early Settlement, the Company shall pay all Deferred Contract Adjustment Payments due on the Purchase Contracts being settled early through the Payment Date immediately preceding the applicable Early Settlement Date. In the event of a Cash Merger Early Settlement, the Company shall pay all Deferred Contract Adjustment Payments due on the Purchase Contracts being settled on the Cash Merger Early Settlement Date to but excluding such Cash Merger Early Settlement Date.

         Upon termination of any Extension Period and the payment of all Deferred Contract Adjustment Payments and all accrued and unpaid Contract Adjustment Payments then due, the Company may commence a new Extension Period, provided that such Extension Period, together with all extensions thereof, may not extend beyond the Purchase Contract Settlement Date (or any applicable Early Settlement Date or Cash Merger Early Settlement Date). Except in the case of an Early Settlement or Cash Merger Early Settlement, no Contract Adjustment Payments shall be due and payable during an Extension Period except at the end thereof, except that prior to the end of such Extension Period, the Company, at its option, may prepay on any Payment Date all or any portion of the Deferred Contract Adjustment Payments accrued during the then elapsed portion of such Extension Period.

         (b) The Company shall give written notice to the Purchase Contract Agent (and the Purchase Contract Agent shall give notice thereof to Holders of Purchase Contracts) of its election to extend any period for the payment of Contract Adjustment Payments, the expected length of any such Extension Period and any extension of any Extension Period, at least five Business Days before the earlier of (i) the Record Date for the Payment Date on which Contract Adjustment Payments would have been payable except for the election to begin or extend the Extension Period or (ii) the date the Purchase Contract Agent is required to give notice to any securities exchange or to Holders of Purchase Contracts of such Record Date or such Payment Date.

         (c) The Company shall give written notice to the Purchase Contract Agent (and the Purchase Contract Agent shall give notice thereof to Holders of Purchase Contracts) of the end of an Extension Period or its election to pay any portion of the Deferred Contract Adjustment Payments on a payment date prior to the end of an Extension Period, at least five Business Days before the earlier of (i) the Record Date for the Payment Date on which such Extension Period shall end or such payment of Deferred Contract Adjustment Payments shall be made or
(ii) the date the Purchase Contract Agent is required to give notice to any securities exchange or to Holders of Purchase Contracts of such Record Date or such Payment Date.

         (d) In the event the Company exercises its option to defer the payment of Contract Adjustment Payments, then, until all Deferred Contract Adjustment Payments have been paid, the Company shall not, and shall not permit any of its subsidiaries to, declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock or their capital stock or make guarantee payments with respect to the foregoing; provided that, (i) the Company will not be restricted from paying or distributing shares of Common Stock on the outstanding shares of Common Stock (including any annual stock dividend) and (ii) the Company's subsidiaries will not be restricted from declaring or paying any dividends, or making any distributions, to the Company or any of the Company's other subsidiaries as a result of the foregoing.

                                   Article 6
                         RIGHTS AND REMEDIES OF HOLDERS

         Section 6.01. Unconditional Right Of Holders To Receive Contract Adjustment Payments And To Purchase Shares Of Common Stock.

         Each Holder of a Unit shall have the right, which is absolute and unconditional, (i) subject to Article 5, to receive each Contract Adjustment Payment and Deferred Contract Adjustment Payment with respect to the Purchase Contract comprising part of such Unit on the respective Payment Date for such Unit and (ii) except upon and following a Termination Event, to purchase shares of Common Stock pursuant to such Purchase Contract and, in each such case, to institute suit for the enforcement of any such right to receive Contract Adjustment Payments and the right to purchase shares of Common Stock, and such rights shall not be impaired without the consent of such Holder.

         Section 6.02.  Restoration Of Rights And Remedies.

         If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

         Section 6.03.  Rights And Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in the last paragraph of
Section 3.10, no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 6.04.  Delay Or Omission Not Waiver.

         No delay or omission of any Holder to exercise any right upon a default or remedy upon a default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

         Section 6.05.  Undertaking For Costs.

         All parties to this Agreement agree, and each Holder of a Unit, by its acceptance of such Unit shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Purchase Contract Agent for any action taken, suffered or omitted by it as Purchase Contract Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and costs against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by the Purchase Contract Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Units, or to any suit instituted by any Holder for the enforcement of interest on any Senior Notes or Contract Adjustment Payments on or after the respective Payment Date therefor in respect of any Unit held by such Holder, or for enforcement of the right to purchase shares of Common Stock under the Purchase Contracts constituting part of any Unit held by such Holder.

         Section 6.06.  Waiver Of Stay Or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Purchase Contract Agent or the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   Article 7
                           THE PURCHASE CONTRACT AGENT

         Section 7.01.  Certain Duties And Responsibilities.

(a)      The Purchase Contract Agent:

     (i) undertakes to perform, with respect to the Units, such duties and only such duties as are specifically set forth in this Agreement and the Remarketing Agreement and no implied covenants or obligations shall be read into this Agreement or the Remarketing Agreement against the Purchase Contract Agent; and

     (ii) in the absence of bad faith or gross negligence on its part, may, with respect to the Units, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Purchase Contract Agent and conforming to the requirements of this Agreement or the Remarketing Agreement, as applicable, but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Purchase Contract Agent, the Purchase Contract Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement or the Remarketing Agreement, as applicable (but need not confirm or investigate the accuracy of the mathematical calculations or other facts stated therein).

(b) No provision of this Agreement or the Remarketing Agreement shall be construed to relieve the Purchase Contract Agent from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

     (i) this Subsection shall not be construed to limit the effect of subsection (a) of this Section;

     (ii) the Purchase Contract Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be conclusively determined by a court of competent jurisdiction that the Purchase Contract Agent was grossly negligent in ascertaining the pertinent facts; and

     (iii) no provision of this Agreement or the Remarketing Agreement shall require the Purchase Contract Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(c) Whether or not therein expressly so provided, every provision of this Agreement and the Remarketing Agreement relating to the conduct or affecting the liability of or affording protection to the Purchase Contract Agent shall be subject to the provisions of this Section.

(d) The Purchase Contract Agent is authorized to execute and deliver the Remarketing Agreement in its capacity as Purchase Contract Agent.

         Section 7.02.  Notice Of Default.

         Within 30 days after the occurrence of any default by the Company hereunder of which a Responsible Officer of the Purchase Contract Agent has actual knowledge, the Purchase Contract Agent shall transmit by mail to the Company and the Holders of Units, as their names and addresses appear in the Security Register, notice of such default hereunder, unless such default shall have been cured or waived.

         Section 7.03.  Certain Rights Of Purchase Contract Agent.

         Subject to the provisions of Section 7.01:

(a) the Purchase Contract Agent may, in the absence of bad faith, conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

(c) whenever in the administration of this Agreement or the Remarketing Agreement the Purchase Contract Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting to take any action hereunder, the Purchase Contract Agent (unless other evidence be herein specifically prescribed in this Agreement) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate of the Company;

(d) the Purchase Contract Agent may consult with counsel of its selection appointed with due care by it hereunder and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Purchase Contract Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Purchase Contract Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the Purchase Contracts as it may see fit, and, if the Purchase Contract Agent shall determine to make such further inquiry or investigation, it shall be entitled to examine the relevant books, records and premises of the Company, personally or by agent or attorney;

(f) the Purchase Contract Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees or an Affiliate and the Purchase Contract Agent shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee or an Affiliate appointed with due care by it hereunder;

(g) the Purchase Contract Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have offered to the Purchase Contract Agent security or indemnity satisfactory to the Purchase Contract Agent against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(h) the Purchase Contract Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in the absence of bad faith or gross negligence by it;

(i) the Purchase Contract Agent shall not be deemed to have notice of any default hereunder unless a Responsible Officer of the Purchase Contract Agent has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by a Responsible Offer at the Corporate Trust Office of the Purchase Contract Agent, and such notice references the Units and this Agreement;

(j) the Purchase Contract Agent may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

(k) the rights, privileges, protections, immunities and benefits given to the Purchase Contract Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Purchase Contract Agent in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder;

(l) the Purchase Contract Agent shall not be required to initiate or conduct any litigation or collection proceedings hereunder and shall have no responsibilities with respect to any default hereunder except as expressly set forth herein; and

(m) the Purchase Contract Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused directly or indirectly, by acts of God; earthquake; fires; floods; wars; civil or military disturbances; terrorist acts; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities; accidents; labor disputes; and acts of civil or military authority or governmental actions; it being understood that the Purchase Contract Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

         Section 7.04.  Not Responsible For Recitals Or Issuance Of Units.

         The recitals contained herein, the Remarketing Agreement and in the Certificates shall be taken as the statements of the Company, and the Purchase Contract Agent assumes no responsibility for their accuracy or validity. The Purchase Contract Agent makes no representations as to the validity or sufficiency of either this Agreement or of the Units or the Pledge or the Collateral and shall have no responsibility for perfecting or maintaining the perfection of any security interest in the Collateral. The Purchase Contract Agent shall not be accountable for the use or application by the Company of the proceeds in respect of the Purchase Contracts.

         Section 7.05.  May Hold Units.

         Any Security Registrar or any other agent of the Company, or the Purchase Contract Agent and its Affiliates, in their individual or any other capacity, may become the owner or pledgee of Units and may otherwise deal with the Company, the Collateral Agent or any other Person with the same rights it would have if it were not Security Registrar or such other agent, or the Purchase Contract Agent. The Company may become the owner or pledgee of Units.

         Section 7.06.  Money Held In Custody.

         Money held by the Purchase Contract Agent in custody hereunder need not be segregated from the Purchase Contract Agent's other funds except to the extent required by law or provided herein. The Purchase Contract Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise provided hereunder or agreed in writing with the Company.

         Section 7.07.  Compensation And Reimbursement.

         The Company agrees:

(a) to pay to the Purchase Contract Agent compensation for all services rendered by it hereunder and under the Remarketing Agreement as the Company and the Purchase Contract Agent shall from time to time agree in writing;

(b) except as otherwise expressly provided for herein, to reimburse the Purchase Contract Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Purchase Contract Agent in accordance with any provision of this Agreement and the Remarketing Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel) in connection with the negotiation, preparation, execution and delivery and performance of this Agreement and the Remarketing Agreement and any modification, supplement or waiver of any of the terms thereof, except any such expense, disbursement or advance as may be attributable to its gross negligence, willful misconduct or bad faith; and

(c) to indemnify the Purchase Contract Agent and any predecessor Purchase Contract Agent (and each of its directors, officers, agents and employees (collectively, the "Indemnitees") for, and to hold each Indemnitee harmless against, any loss, claim, damage, fine, penalty, liability or expense (including reasonable fees and expenses of counsel) incurred without gross negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of its duties hereunder and the Remarketing Agreement, including the Indemnitees' reasonable costs and expenses of defending themselves against any claim (whether asserted by the Company, a Holder or any other person) or liability in connection with the exercise or performance of any of the Purchase Contract Agent's powers or duties hereunder or thereunder.

         The provisions of this Section shall survive the resignation and removal of the Purchase Contract Agent and the termination of this Agreement.

         Section 7.08.  Corporate Purchase Contract Agent Required, Eligibility.

         There shall at all times be a Purchase Contract Agent hereunder which shall be a Person organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a member of a bank holding company having) a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having a corporate trust office in the Borough of Manhattan, New York City, if there be such a Person in the Borough of Manhattan, New York City, qualified and eligible under this Article and willing to act on reasonable terms. If such Person publishes or files reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published or filed. If at any time the Purchase Contract Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 7.09.  Resignation And Removal; Appointment Of Successor.

     (a) No resignation or removal of the Purchase Contract Agent and no appointment of a successor Purchase Contract Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Purchase Contract Agent in accordance with the applicable requirements of
Section 7.10.

     (b) The Purchase Contract Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Purchase Contract Agent required by Section 7.10 shall not have been delivered to the Purchase Contract Agent within 30 days after the giving of such notice of resignation, the resigning Purchase Contract Agent may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

     (c) The Purchase Contract Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Units delivered to the Purchase Contract Agent and the Company. If the instrument of acceptance by a successor Purchase Contract Agent required by Section 7.10 shall not have been delivered to the Purchase Contract Agent within 30 days after such Act, the Purchase Contract Agent being removed may petition any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

     (d) If at any time:

     (i) the Purchase Contract Agent fails to comply with Section 310(b) of the TIA, as if the Purchase Contract Agent were an indenture trustee under an indenture qualified under the TIA, and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Unit for at least six months;

     (ii) the Purchase  Contract  Agent shall cease to be eligible under Section
     7.08 and shall fail to resign after written request therefor by the Company or by any such Holder; or

     (iii) the Purchase Contract Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Purchase Contract Agent or of its property shall be appointed or any public officer shall take charge or control of the Purchase Contract Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Purchase Contract Agent, or (ii) any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Purchase Contract Agent and the appointment of a successor Purchase Contract Agent.

     (e) If the Purchase Contract Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Purchase Contract Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Purchase Contract Agent and shall comply with the applicable requirements of Section 7.10. If no successor Purchase Contract Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 7.10, any Holder who has been a bona fide Holder of a Unit for at least six months, on behalf of itself and all others similarly situated, or the Purchase Contract Agent may petition at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

     (f) The Company shall give, or shall cause such successor Purchase Contract Agent to give, notice of each resignation and each removal of the Purchase Contract Agent and each appointment of a successor Purchase Contract Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable Security Register. Each notice shall include the name of the successor Purchase Contract Agent and the address of its Corporate Trust Office.

          Section 7.10.  Acceptance Of Appointment By Successor.

(a) In case of the appointment hereunder of a successor Purchase Contract Agent, every such successor Purchase Contract Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Purchase Contract Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Purchase Contract Agent shall become effective and such successor Purchase Contract Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Purchase Contract Agent; but, on the request of the Company or the successor Purchase Contract Agent, such retiring Purchase Contract Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Purchase Contract Agent all the rights, powers and trusts of the retiring Purchase Contract Agent and duly assign, transfer and deliver to such successor Purchase Contract Agent all property and money held by such retiring Purchase Contract Agent hereunder.

(b) Upon request of any such successor Purchase Contract Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Purchase Contract Agent all such rights, powers and agencies referred to in (a) of this Section.

(c) No successor Purchase Contract Agent shall accept its appointment unless at the time of such acceptance such successor Purchase Contract Agent shall be qualified and eligible under this Article.

         Section 7.11. Merger, Conversion, Consolidation Or Succession To Business.

         Any Person into which the Purchase Contract Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Purchase Contract Agent shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Purchase Contract Agent, shall be the successor of the Purchase Contract Agent hereunder, provided that such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Purchase Contract Agent then in office, any successor by merger, conversion or consolidation to such Purchase Contract Agent may adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Purchase Contract Agent had itself authenticated and executed such Units.

         Section 7.12.  Preservation Of Information; Communications To Holders.

(a) The Purchase Contract Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Purchase Contract Agent in its capacity as Security Registrar.

(b) If three or more Holders (herein referred to as "Applicants") apply in writing to the Purchase Contract Agent, and furnish to the Purchase Contract Agent reasonable proof that each such Applicant has owned a Unit for a period of at least six months preceding the date of such application, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Units and is accompanied by a copy of the form of proxy or other communication which such Applicants propose to transmit, then the Purchase Contract Agent shall mail to all the Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Purchase Contract Agent of the materials to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing.

         Section 7.13.  No Obligations Of Purchase Contract Agent.

         Except to the extent otherwise expressly provided in this Agreement, the Purchase Contract Agent assumes no obligations and shall not be subject to any liability under this Agreement, the Remarketing Agreement or any Purchase Contract in respect of the obligations of the Holder of any Unit thereunder. The Company agrees, and each Holder of a Certificate, by its acceptance thereof, shall be deemed to have agreed, that the Purchase Contract Agent's execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Purchase Contract Agent shall have no obligation to perform such Purchase Contracts on behalf of the Holders, except to the extent expressly provided in Article Five hereof. Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Purchase Contract Agent or its officers, directors, employees or agents be liable under this Agreement or the Remarketing Agreement to any third party for indirect, incidental, special, punitive, or consequential loss or damage of any kind whatsoever, including lost profits, whether or not the likelihood of such loss or damage was known to the Purchase Contract Agent and regardless of the form of action.

         Section 7.14.  Tax Compliance.

(a) The Purchase Contract Agent, on its own behalf and on behalf of the Company, will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Units or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Units. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

(b) The Purchase Contract Agent shall comply in accordance with the terms hereof with any written direction received from the Company with respect to the execution or certification of any required documentation and the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement conclusively rely on any such direction in accordance with the provisions of Section 7.01(a) hereof.

(c) The Purchase Contract Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.

                                   Article 8
                             SUPPLEMENTAL AGREEMENTS

           Section 8.01.  Supplemental Agreements Without Consent Of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the Purchase Contract Agent, to:

(a) evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Certificates;

(b) evidence and provide for the acceptance of appointment hereunder by a successor Purchase Contract Agent, Collateral Agent, Securities Intermediary or Custodial Agent;

(c) add to the covenants of the Company for the benefit of the Holders, or surrender any right or power herein conferred upon the Company provided that such covenants or such surrender do not adversely affect the validity, perfection or priority of the Pledge created hereunder;

(d) make provision with respect to the rights of Holders pursuant to the requirements of Section 5.04(b); or

(e) except as provided for in Section 5.04, cure any ambiguity (or formal defect), correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or make any other provisions with respect to such matters or questions arising under this Agreement, provided that such action shall not adversely affect the interests of the Holders in any material respect.

         Section 8.02.  Supplemental Agreements With Consent Of Holders.

         With the consent of the Holders of not less than a majority of the Outstanding Units voting together as one class, including without limitation the consent of the Holders obtained in connection with a tender or an exchange offer, by Act of said Holders delivered to the Company, the Purchase Contract Agent, the Company, the Collateral Agent, the Securities Intermediary and the Custodial Agent, as the case may be, when authorized by a Board Resolution, and the Purchase Contract Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the terms of the Purchase Contracts, or the provisions of this Agreement or the rights of the Holders in respect of the Units; provided, however, that, except as contemplated herein, no such supplemental agreement shall, without the unanimous consent of the Holders of each outstanding Purchase Contract affected thereby,

(a) change any Payment Date;

(b) change the amount or the type of Collateral required to be Pledged to secure a Holder's obligations under the Purchase Contract (except for the rights of holders of Corporate Units to substitute Treasury Securities for the Pledged Senior Notes or the Pledged Applicable Ownership Interests, as the case may be, or the rights of Holders of Treasury Units to substitute Senior Notes or the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as applicable, for the Pledged Treasury Securities), unless such change is not adverse to the Holders, impair the right of the Holder of any Purchase Contract to receive distributions on the related Collateral or otherwise adversely affect the Holder's rights in or to such Collateral or adversely alter the rights in or to such Collateral;

(c) impair the Holders' right to institute suit for the enforcement of any Purchase Contract or any Contract Adjustment Payments or any Deferred Contract Adjustment Payments;

(d) reduce the number of shares of Common Stock or the amount of any other property to be purchased pursuant to any Purchase Contract, increase the price to purchase shares of Common Stock or any other property upon settlement of any Purchase Contract or change the Purchase Contract Settlement Date or the right to Early Settlement or Cash Merger Early Settlement or otherwise adversely affect the Holder's rights under the Purchase Contract;

(e) reduce any Contract Adjustment Payments or any Deferred Contract Adjustment Payments or change any place where, or the coin or currency in which, any Contract Adjustment Payment is payable; or

(f) reduce the percentage of the outstanding Purchase Contracts the consent of whose Holders is required for any modification or amendment to the provisions of this Agreement or the Purchase Contracts;

(g) otherwise effect any action that would require the consent of the Holder of each Outstanding Unit affected thereby if such action were effected by a modification or amendment of the provisions of this Agreement; or

(h) reduce the percentage of Purchase Contracts the consent of whose Holders is required for the modification or amendment of the provisions of this Agreement;

provided that if any amendment or proposal referred to above would adversely affect only the Corporate Units or the Treasury Units, then only the affected class of Holders as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class; and provided, further, that the unanimous consent of the Holders of each outstanding Purchase Contract of such class affected thereby shall be required to approve any amendment or proposal specified in clauses (a) through (h) above.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 8.03.  Execution Of Supplemental Agreements.

         In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Purchase Contract Agent, the Collateral Agent, the Securities Intermediary and the Custodial Agent shall be provided, and (subject to Section 7.01 with respect to the Purchase Contract Agent) shall be fully authorized and protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement and that any and all conditions precedent to the execution and delivery of such supplemental agreement have been satisfied. The Purchase Contract Agent, the Collateral Agent, the Securities Intermediary and the Custodial Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects their own rights, duties or immunities under this Agreement or otherwise.

         Section 8.04.  Effect Of Supplemental Agreements.

         Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder, shall be bound thereby.

         Section 8.05.  Reference To Supplemental Agreements.

         Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Purchase Contract Agent, bear a notation in form approved by the Purchase Contract Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Purchase Contract Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent in exchange for outstanding Certificates.

                                   Article 9
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         Section 9.01. Covenant Not To Consolidate, Merge, Convey, Transfer Or Lease Property Except Under Certain Conditions.

         The Company covenants that it will not consolidate with, convert into, or merge with and into, any other corporation or sell, assign, transfer, lease or convey all or substantially all of its properties and assets to any Person, unless:

(a) either the Company shall be the surviving Person, or the successor (if other than the Company) shall be a corporation organized and existing under the laws of the United States of America or a State thereof or the District of Columbia and such corporation shall expressly assume all the obligations of the Company under the Purchase Contracts, this Agreement (including the Pledge provided for herein), the Indenture (including any supplement thereto) and the Remarketing Agreement by one or more supplemental agreements in form reasonably satisfactory to the Purchase Contract Agent and the Collateral Agent, executed and delivered to the Purchase Contract Agent and the Collateral Agent by such corporation; and

(b) the Company or such successor corporation, as the case may be, shall not, immediately after such consolidation, conversion, merger, sale, assignment, transfer, lease or conveyance, be in default of payment obligations under the Purchase Contracts, this Agreement, the Indenture (including any supplement thereto) or the Remarketing Agreement or in material default in the performance of any other covenants under any of the foregoing agreements.

         Section 9.02.  Rights And Duties Of Successor Corporation.

         In case of any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance and upon any such assumption by a successor corporation in accordance with Section 9.01, such surviving Person shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company. Such surviving Person thereupon may cause to be signed, and may issue either in its own name or in the name of Southern Union Company any or all of the Certificates evidencing Units issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Purchase Contract Agent; and, upon the order of such surviving Person, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Purchase Contract Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of the Company to the Purchase Contract Agent for authentication and execution, and any Certificate evidencing Units which such surviving Person thereafter shall cause to be signed and delivered to the Purchase Contract Agent for that purpose. All the Certificates issued shall in all respects have the same legal rank and benefit under this Agreement as the Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Certificates had been issued at the date of the execution hereof.

         In case of any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Units thereafter to be issued as may be appropriate.

         Section 9.03. Officers' Certificate And Opinion Of Counsel Given To Purchase Contract Agent.

         The Purchase Contract Agent, subject to Section 7.01 and Section 7.03, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance, and any such assumption, complies with the provisions of this Article and that all conditions precedent to the consummation of any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance have been met.

                                   Article 10
                                    COVENANTS

         Section 10.01.  Performance Under Purchase Contracts.

         The Company covenants and agrees for the benefit of the Holders from time to time of the Units that it will duly and punctually perform its obligations under the Purchase Contracts in accordance with the terms of the Purchase Contracts and this Agreement.

         Section 10.02.  Maintenance Of Office Or Agency.

         The Company will maintain in the Borough of Manhattan, New York City an office or agency where Certificates may be presented or surrendered for acquisition of shares of Common Stock upon settlement of the Purchase Contracts on the Purchase Contract Settlement Date or upon Early Settlement or Cash Merger Early Settlement and for transfer of Collateral upon occurrence of a Termination Event, where Certificates may be surrendered for registration of transfer or exchange, for a Collateral Substitution or recreation of Corporate Units and where notices and demands to or upon the Company in respect of the Units and this Agreement may be served. The Company will give prompt written notice to the Purchase Contract Agent of the location, and any change in the location, of such office or agency. The Company initially designates the Corporate Trust Office of the Purchase Contract Agent as such office of the Company. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Purchase Contract Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Purchase Contract Agent as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, New York City for such purposes. The Company will give prompt written notice to the Purchase Contract Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the place of payment for the Units the Corporate Trust Office and appoints the Purchase Contract Agent at its Corporate Trust Office as paying agent in such city.

         Section 10.03.  Company To Reserve Common Stock.

         The Company shall at all times prior to the Purchase Contract Settlement Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock the full number of shares of Common Stock issuable against tender of payment in respect of all Purchase Contracts constituting a part of the Units evidenced by Outstanding Certificates.

     Section 10.04. Covenants As To Common Stock; Listing. (a) The Company covenants that all shares of Common Stock which may be issued against tender of payment in respect of any Purchase Contract constituting a part of the Outstanding Units will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable.

         The Company further covenants that, if at any time the Common Stock shall be listed on the NYSE or any other national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon Settlement of Purchase Contracts; provided, however, that, if the rules of such exchange or automated quotation system permit the Company to defer the listing of such Common Stock until the date on which any Purchase Contract first settles in accordance with the provisions of this Agreement, the Company covenants to list such Common stock issuable upon Settlement of the Purchase Contracts in accordance with the requirements of such exchange or automated quotation system at such time.

         Section 10.05.  Statements Of Officers Of The Company As To Default.

         The Company will deliver to the Purchase Contract Agent, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is 343 ending after the date hereof, an Officers' Certificate, stating whether or not to the knowledge of the signers thereof) the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         Section 10.06.  ERISA.

         Each Holder from time to time of the Units that is a Plan or who used assets of a Plan to purchase Units hereby represents that either (i) no portion of the assets used by such Holder to acquire the Corporate Units constitutes assets of the Plan or (ii) the purchase or holding of the Corporate Units by such purchaser or transferee will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4973 of the Code or similar violation under any applicable laws.

         Section 10.07.  Tax Treatment.

         The Company covenants and agrees, for United States federal, state and local income and franchise tax purposes, to (i) treat a Holder's acquisition of the Corporate Units as the acquisition of the Senior Note and Purchase Contract constituting the Corporate Units and (ii) treat each Holder as the owner of the applicable interest in the Collateral Account, including the Senior Notes, Applicable Ownership Interests in the Treasury Portfolio or the Treasury Securities.

                                   Article 11
                                     PLEDGE

     Section 11.01 . Pledge. Each Holder, acting through the Purchase Contract Agent as such Holder's attorney-in-fact, and the Purchase Contract Agent, acting solely as such attorney-in-fact, hereby pledges and grants to the Collateral Agent, as agent of and for the benefit of the Company, a continuing first priority security interest in and to, and a lien upon and right of set-off against, all of such Person's right, title and interest in and to the Collateral to secure the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations. The Collateral Agent shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the UCC, in addition to, and not in limitation of, the other rights, remedies and recourses afforded to the Collateral Agent by this Agreement.

        Section 11.02 . Termination. As to each Holder, the Pledge created hereby shall terminate upon the satisfaction of such Holder's Obligations. Upon such termination, the Collateral Agent shall instruct the Securities Intermediary to Transfer such portion of the Collateral attributable to such Holder to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

                                   Article 12
                          ADMINISTRATION OF COLLATERAL

        Section 12.01. Initial Deposit Of Senior Notes. (a) Prior to or concurrently with the execution and delivery of this Agreement, the Purchase Contract Agent, on behalf of the initial Holders of the Corporate Units, shall Transfer to the Securities Intermediary, for credit to the Collateral Account, the Senior Notes or security entitlements relating thereto and of security entitlements the Securities Intermediary shall indicate by book-entry that a securities entitlement with respect to such Senior Notes has been credited to the Collateral Account.

(b) The Collateral Agent may, at any time or from time to time, in its sole discretion, cause any or all securities or other property underlying any financial assets credited to the Collateral Account to be registered in the name of the Securities Intermediary, the Collateral Agent or their respective nominees; provided, however, that unless any Event of Default (as defined in the Indenture) shall have occurred and be continuing, the Collateral Agent agrees not to cause any Senior Notes to be so re-registered.

        Section 12.02.  Establishment of Collateral Account.
The Securities Intermediary hereby confirms that:


(a) the Securities Intermediary has established the Collateral Account;

(b) the Collateral Account is a securities account;

(c) subject to the terms of this Agreement, the Securities Intermediary shall identify in its records the Collateral Agent as the entitlement holder entitled to exercise the rights that comprise any financial asset credited to the Collateral Account;

(d) all property delivered to the Securities Intermediary pursuant to this Agreement, including any Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of the definition thereof) and the Permitted Investments, will be credited promptly to the Collateral Account; and

(e) all securities or other property underlying any financial assets credited to the Collateral Account shall be (i) registered in the name of the Purchase Contract Agent and indorsed to the Securities Intermediary or in blank, (ii) registered in the name of the Securities Intermediary or (iii) credited to another securities account maintained in the name of the Securities Intermediary. In no case will any financial asset credited to the Collateral Account be registered in the name of the Purchase Contract Agent (in its capacity as such) or any Holder or specially indorsed to the Purchase Contract Agent (in its capacity as such) or any Holder, unless such financial asset has been further indorsed to the Securities Intermediary or in blank.

     Section 12.03. Treatment as Financial Assets. Each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Collateral Account shall be treated as a financial asset.

     Section  12.04. Sole Control by  Collateral  Agent.  Except as provided in
Section 15.01, at all times prior to the termination of the Pledge, the Collateral Agent shall have sole control of the Collateral Account, and the Securities Intermediary shall take instructions and directions, and comply with entitlement orders, with respect to the Collateral Account or any financial asset credited thereto solely from the Collateral Agent. If at any time the Securities Intermediary shall receive an entitlement order issued by the Collateral Agent and relating to the Collateral Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Purchase Contract Agent or any Holder or any other Person. Except as otherwise permitted under this Agreement, until termination of the Pledge, the Securities Intermediary will not comply with any entitlement orders issued by the Purchase Contract Agent or any Holder.

     Section 12.05. Jurisdiction. The Collateral Account, and the rights and obligations of the Securities Intermediary, the Collateral Agent, the Purchase Contract Agent and the Holders with respect thereto, shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, the Securities Intermediary's jurisdiction is the State of New York.

     Section 12.06. No Other Claims. Except for the claims and interest of the Collateral Agent and of the Purchase Contract Agent and the Holders in the Collateral Account, the Securities Intermediary (without having conducted any investigation) does not know of any claim to, or interest in, the Collateral Account or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Collateral Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Collateral Agent and the Purchase Contract Agent.

     Section 12.07. Investment and Release. All proceeds of financial assets from time to time credited to the Collateral Account shall be invested and reinvested as provided in this Agreement. At all times prior to termination of the Pledge, no property shall be released from the Collateral Account except in accordance with this Agreement or upon written instructions of the Collateral Agent.

     Section 12.08. Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Collateral Account and any financial assets credited thereto simultaneously to each of the Purchase Contract Agent and the Collateral Agent at their addresses for notices under this Agreement.

     Section 12.09. Tax Allocations. The Purchase Contract Agent shall report all items of income, gain, expense and loss recognized in the Collateral Account, to the extent such reporting is required by law, to the Internal Revenue Service authorities in the manner required by law. Neither the Securities Intermediary nor the Collateral Agent shall have any tax reporting duties hereunder.

     Section 12.10. No Other Agreements. The Securities Intermediary has not entered into, and prior to the termination of the Pledge will not enter into, any agreement with any other Person relating to the Collateral Account or any financial assets credited thereto, including, without limitation, any agreement to comply with entitlement orders of any Person other than the Collateral Agent.

     Section 12.11. Powers Coupled with an Interest. The rights and powers granted in this Purchase Contract and Pledge Agreement to the Collateral Agent have been granted in order to perfect its security interests in the Collateral Account, are powers coupled with an interest and will be affected neither by the bankruptcy of the Purchase Contract Agent or any Holder nor by the lapse of time. The obligations of the Securities Intermediary under this Purchase Contract and Pledge Agreement shall continue in effect until the termination of the Pledge.

     Section 12.12. Waiver Of Lien; Waiver Of Set-off. The Securities Intermediary waives any security interest, lien or right to make deductions or set-offs that it may now have or hereafter acquire in or with respect to the Collateral Account, any financial asset credited thereto or any security entitlement in respect thereof. Neither the financial assets credited to the Collateral Account nor the security entitlements in respect thereof will be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Company.

                                   Article 13
                   RIGHTS AND REMEDIES OF THE COLLATERAL AGENT

        Section 13.01.  Rights and Remedies of the Collateral Agent.

(a) In addition to the rights and remedies set forth herein or otherwise available at law or in equity, after an event of default (as specified in Section 13.01(b) below) hereunder, the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and the TRADES Regulations and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted. Without limiting the generality of the foregoing, such remedies may include, to the extent permitted by applicable law, (1) retention of the Pledged Senior Notes, Pledged Treasury Securities or the applicable Pledged Applicable Ownership Interests in full satisfaction of the Holders' obligations under the Purchase Contracts and the Purchase Contract Agreement or (2) sale of the Pledged Senior Notes, Pledged Treasury Securities or the applicable Pledged Applicable Ownership Interests in one or more public or private sales.

(b) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, in the event the Collateral Agent is unable to make payments to the Company on account of the Pledged Applicable Ownership Interests, or on account of principal payments of any Pledged Treasury Securities as provided in this Agreement in satisfaction of the Obligations of the Holder of the Units of which such applicable Pledged Applicable Ownership Interests or such Pledged Treasury Securities, as applicable, are a part under the related Purchase Contracts, the inability to make such payments shall constitute an "event of default" hereunder and the Collateral Agent shall have and may exercise, with reference to such Pledged Treasury Securities or Pledged Applicable Ownership Interests, as applicable, any and all of the rights and remedies available to a secured party under the UCC and the TRADES Regulations after default by a debtor, and as otherwise granted herein or under any other law.

(c) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, the Collateral Agent is hereby irrevocably authorized to receive, collect and apply to the satisfaction of the Obligations all payments of (i) the principal amount of the Pledged Senior Notes, (ii) the principal amount of the Pledged Treasury Securities and (iii) the Pledged Applicable Ownership Interests (as specified in clause (i) of the definition of such term), subject, in each case, to the provisions of this Agreement, and as otherwise provided herein.

(d) The Purchase Contract Agent and each Holder of Units agrees that, from time to time, upon the written request of the Collateral Agent or the Purchase Contract Agent, such Holder shall execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order to maintain the Pledge, and the perfection and priority thereof, and to confirm the rights of the Collateral Agent hereunder. The Purchase Contract Agent shall have no liability to any Holder for executing any documents or taking any such acts requested by the Collateral Agent hereunder, except for liability for its own grossly negligent acts, its own grossly negligent failure to act or its own willful misconduct.

                                   Article 14
                        REPRESENTATIONS AND WARRANTIES TO
                       COLLATERAL AGENT; HOLDER COVENANTS

     Section 14.01 . Representations and Warranties. Each Holder from time to time, acting through the Purchase Contract Agent as attorney-in-fact (it being understood that the Purchase Contract Agent shall not be liable for any representation or warranty made by or on behalf of a Holder), hereby represents and warrants to the Collateral Agent (with respect to such Holder's interest in the Collateral), which representations and warranties shall be deemed repeated on each day a Holder Transfers Collateral, that:

(a) such Holder has the power to grant a security interest in and lien on the Collateral;

(b) such Holder is the sole beneficial owner of the Collateral and, in the case of Collateral delivered in physical form, is the sole holder of such Collateral and is the sole beneficial owner of, or has the right to Transfer, the Collateral it Transfers to the Collateral Agent for credit to the Collateral Account, free and clear of any security interest, lien, encumbrance, call, liability to pay money or other restriction other than the security interest and lien granted under Article 11 hereof;

(c) upon the Transfer of the Collateral to the Securities Intermediary for credit to the Collateral Account, the Collateral Agent, for the benefit of the Company, will have a valid and perfected first priority security interest therein (assuming that any central clearing operation or any securities intermediary or other entity not within the control of the Holder involved in the Transfer of the Collateral, including the Collateral Agent and the Securities Intermediary, gives the notices and takes the action required of it hereunder and under applicable law for perfection of that interest and assuming the establishment and exercise of control pursuant to Article 12 hereof); and

(d) the execution and performance by the Holder of its obligations under this Agreement will not result in the creation of any security interest, lien or other encumbrance on the Collateral other than the security interest and lien granted under Article 11 hereof or violate any provision of any existing law or regulation applicable to it or of any mortgage, charge, pledge, indenture, contract or undertaking to which it is a party or which is binding on it or any of its assets.

     Section 14.02. Covenants. The Purchase Contract Agent and the Holders from time to time, acting through the Purchase Contract Agent as their attorney-in-fact (it being understood that the Purchase Contract Agent shall not be liable for any covenant made by or on behalf of a Holder), hereby covenant to the Collateral Agent that for so long as the Collateral remains subject to the
Pledge:

(a) neither the Purchase Contract Agent nor such Holders will create or purport to create or allow to subsist any mortgage, charge, lien, pledge or any other security interest whatsoever over the Collateral or any part of it other than pursuant to this Agreement; and

(b) neither the Purchase Contract Agent nor such Holders will sell or otherwise dispose (or attempt to dispose) of the Collateral or any part of it except for the beneficial interest therein, subject to the Pledge hereunder, transferred in connection with a Transfer of the Units.

                                   Article 15
    THE COLLATERAL AGENT, THE CUSTODIAL AGENT AND THE SECURITIES INTERMEDIARY

         It is hereby agreed as follows:

     Section 15.01. Appointment, Powers and Immunities. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall act as agent for the Company hereunder with such powers as are specifically vested in the Collateral Agent, the Custodial Agent and the Securities Intermediary, as the case may be, by the terms of this Agreement. The Collateral Agent, the Custodial Agent and Securities Intermediary shall:

(a) have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants or obligations shall be inferred from this Agreement against the Collateral Agent, the Custodial Agent or the Securities Intermediary, nor shall the Collateral Agent, the Custodial Agent or the Securities Intermediary be bound by the provisions of any agreement by any party hereto beyond the specific terms hereof;

(b) not be responsible for any recitals contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by it under, this Agreement, the Units or the Purchase Contract Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement (other than as against the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be), the Units, any Collateral or the Purchase Contract Agreement or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person (except the Collateral Agent, the Custodial Agent or Securities Intermediary, as the case may be) to perform any of its obligations hereunder or thereunder or for the perfection, priority or, except as expressly required hereby, maintenance of any security interest created hereunder;

(c) not be required to initiate or conduct any litigation or collection proceedings hereunder (except pursuant to directions furnished under Section
15.02 hereof, subject to Section 15.08 hereof);

(d) not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith or therewith, except for its own gross negligence or willful misconduct; and

(e) not be required to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

         Subject to the foregoing, during the term of this Agreement, the Collateral Agent, the Custodial Agent and the Securities Intermediary shall take all reasonable action in connection with the safekeeping and preservation of the Collateral hereunder as determined by industry standards.

         No provision of this Agreement shall require the Collateral Agent, the Custodial Agent or the Securities Intermediary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. In no event shall the Collateral Agent, the Custodial Agent or the Securities Intermediary be liable for any amount in excess of the Value of the Collateral.

     Section 15.02. Instructions of the Company. The Company shall have the right, by one or more written instruments executed and delivered to the Collateral Agent, to direct the time, method and place of conducting any proceeding for the realization of any right or remedy available to the Collateral Agent, or of exercising any power conferred on the Collateral Agent, or to direct the taking or refraining from taking of any action authorized by this Agreement; provided, however, that (i) such direction shall not conflict with the provisions of any law or of this Agreement or involve the Collateral Agent in personal liability and (ii) the Collateral Agent shall be indemnified to its satisfaction as provided herein. Nothing contained in this Section 15.02 shall impair the right of the Collateral Agent in its discretion to take any action or omit to take any action which it deems proper and which is not inconsistent with such direction. None of the Collateral Agent, the Custodial Agent or the Securities Intermediary has any obligation or responsibility to file UCC financing statements.

     Section 15.03. Reliance by Collateral Agent, Custodial Agent and Securities Intermediary. Each of the Securities Intermediary, the Custodial Agent and the Collateral Agent shall be entitled to rely conclusively upon any certification, order, judgment, opinion, notice or other written communication (including, without limitation, any thereof by e-mail or similar electronic means, telecopy, telex or facsimile) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons (without being required to determine the correctness of any fact stated therein) and consult with and conclusively rely upon advice, opinions and statements of legal counsel and other experts selected by the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be. As to any matters not expressly provided for by this Agreement, the Collateral Agent, the Custodial Agent and the Securities Intermediary shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions given by the Company in accordance with this Agreement.

     Section 15.04. Certain Rights. (a) Whenever in the administration of the provisions of this Agreement the Collateral Agent, the Custodial Agent or the Securities Intermediary shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Collateral Agent, the Custodial Agent or the Securities
Intermediary, be deemed to be conclusively proved and established by a certificate signed by one of the Company's officers, and delivered to the Collateral Agent, the Custodial Agent or the Securities Intermediary and such certificate, in the absence of gross negligence or bad faith on the part of the Collateral Agent, the Custodial Agent or the Securities Intermediary, shall be full warrant to the Collateral Agent, the Custodial Agent or the Securities Intermediary for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

(b) The Collateral Agent, the Custodial Agent or the Securities Intermediary shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.

     Section 15.05. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Collateral Agent, the Custodial Agent or the Securities Intermediary may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be the successor of the Collateral Agent, the Custodial Agent or the Securities Intermediary hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

     Section  15.06.  Rights in Other  Capacities.  The  Collateral  Agent,  the
Custodial Agent and the Securities Intermediary and their affiliates may (without having to account therefor to the Company) accept deposits from, lend money to, make their investments in and generally engage in any kind of banking, trust or other business with the Purchase Contract Agent, any other Person interested herein and any Holder of Units (and any of their respective subsidiaries or affiliates) as if it were not acting as the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, and the Collateral Agent, the Custodial Agent, the Securities Intermediary and their affiliates may accept fees and other consideration from the Purchase Contract Agent and any Holder of Units without having to account for the same to the Company; provided that each of the Securities Intermediary, the Custodial Agent and the Collateral Agent covenants and agrees with the Company that it shall not accept, receive or permit there to be created in favor of itself and shall take no affirmative action to permit there to be created in favor of any other Person, any security interest, lien or other encumbrance of any kind in or upon the Collateral other than the lien created by the Pledge.

     Section 15.07. Non-reliance on Collateral Agent, the Custodial Agent and Securities Intermediary. None of the Securities Intermediary, the Custodial Agent or the Collateral Agent shall be required to keep itself informed as to the performance or observance by the Purchase Contract Agent or any Holder of Units of this Agreement, the Units or any other document referred to or provided for herein or therein or to inspect the properties or books of the Purchase Contract Agent or any Holder of Units. None of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall have any duty or responsibility to provide the Company with any credit or other information concerning the affairs, financial condition or business of the Purchase Contract Agent or any Holder of Units (or any of their respective affiliates) that may come into the possession of the Collateral Agent, the Custodial Agent or the Securities Intermediary or any of their respective affiliates.

     Section 15.08. Compensation and Indemnity. The Company agrees to:

(a) pay the Collateral Agent, the Custodial Agent and the Securities Intermediary from time to time such compensation as shall be agreed in writing between the Company and the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, for all services rendered by them hereunder;

(b) indemnify and hold harmless the Collateral Agent, the Custodial Agent, the Securities Intermediary and each of their respective directors, officers, agents and employees (collectively, the "Indemnitees"), from and against any and all claims, liabilities, losses, damages, fines, penalties and expenses (including reasonable fees and expenses of counsel) (collectively, "Losses" and individually, a "Loss") that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which any of the Collateral Agent, the Custodial Agent or the Securities Intermediary is entitled to rely pursuant to the terms of this Agreement, provided that the Collateral Agent, the Custodial Agent or the Securities Intermediary has not acted with gross negligence or engaged in willful misconduct or bad faith with respect to the specific Loss against which indemnification is sought; and

(c) in addition to and not in limitation of paragraph (b) immediately above, indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by or asserted against, the Indemnitees or any of them in connection with or arising out of the Collateral Agent's, the Custodial Agent's or the Securities Intermediary's acceptance or performance of its powers and duties under this Agreement, provided the Collateral Agent, the Custodial Agent or the Securities Intermediary has not acted with gross negligence or engaged in willful misconduct or bad faith with respect to the specific Loss against which indemnification is sought.

         The provisions of this Section and Section 15.14 shall survive the resignation or removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary and the termination of this Agreement.

     Section 15.09. Failure to Act. In the event of any ambiguity in the provisions of this Agreement or any dispute between or conflicting claims by or among the parties hereto or any other Person with respect to any funds or property deposited hereunder, then at its sole option, each of the Collateral Agent, the Custodial Agent and the Securities Intermediary shall be entitled, after prompt notice to the Company and the Purchase Contract Agent, to refuse to comply with any and all claims, demands or instructions with respect to such property or funds so long as such dispute or conflict shall continue, and the Collateral Agent, the Custodial Agent and the Securities Intermediary shall not be or become liable in any way to any of the parties hereto for its failure or refusal to comply with such conflicting claims, demands or instructions. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall be entitled to refuse to act until either:

(a) such conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Collateral Agent, the Custodial Agent or the Securities Intermediary; or

(b) the Collateral Agent, the Custodial Agent or the Securities Intermediary shall have received security or an indemnity satisfactory to it sufficient to save it harmless from and against any and all loss, liability or reasonable out-of-pocket expense which it may incur by reason of its acting.

         The Collateral Agent, the Custodial Agent and the Securities Intermediary may in addition elect to commence an interpleader action or seek other judicial relief or orders as the Collateral Agent, the Custodial Agent or the Securities Intermediary may deem necessary. Notwithstanding anything contained herein to the contrary, none of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be required to take any action that is in its opinion contrary to law or to the terms of this Agreement, or which would in its opinion subject it or any of its officers, employees or directors to liability.

     Section 15.10. Resignation of Collateral Agent, the Custodial Agent and the Securities Intermediary.

(a) Subject to the appointment and acceptance of a successor Collateral Agent, Custodial Agent or Securities Intermediary as provided below:

     (i) the Collateral Agent, the Custodial Agent or the Securities Intermediary may resign at any time by giving notice thereof to the Company and the Purchase Contract Agent as attorney-in-fact for the Holders of Units;

     (ii)  the  Collateral   Agent,   the  Custodial  Agent  or  the  Securities
     Intermediary may be removed at any time by the Company; and

     (iii) if the Collateral Agent, the Custodial Agent or the Securities Intermediary fails to perform any of its material obligations hereunder in any material respect for a period of not less than 20 days after receiving written notice of such failure by the Purchase Contract Agent and such failure shall be continuing, the Collateral Agent, the Custodial Agent and the Securities Intermediary may be removed by the Purchase Contract Agent, acting at the direction of the Holders of Units.

         The Purchase Contract Agent shall promptly notify the Company of any removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary pursuant to clause (iii) of this Section 15.10. Upon any such resignation or removal, the Company shall have the right to appoint a successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, which shall not be an Affiliate of the Purchase Contract Agent. If no successor Collateral Agent, Custodial Agent or Securities Intermediary shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Collateral Agent's, Custodial Agent's or Securities Intermediary's giving of notice of resignation or the Company's or the Purchase Contract Agent's giving notice of such removal, then the retiring or removed Collateral Agent, Custodial Agent or Securities Intermediary may petition any court of competent jurisdiction, at the expense of the Company, for the appointment of a successor Collateral Agent, Custodial Agent or Securities Intermediary. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall each be a bank or a national banking association which has an office (or an agency office) in New York City with a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Collateral Agent, Custodial Agent or Securities Intermediary hereunder by a successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, such successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, and the retiring Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, shall take all appropriate action, subject to payment of any amounts then due and payable to it hereunder, to transfer any money and property held by it hereunder (including the Collateral) to such successor. The retiring Collateral Agent, Custodial Agent or Securities Intermediary shall, upon such succession, be discharged from its duties and obligations as Collateral Agent, Custodial Agent or Securities Intermediary hereunder. After any retiring Collateral Agent's, Custodial Agent's or Securities Intermediary's resignation hereunder as Collateral Agent, Custodial Agent or Securities Intermediary, the provisions of this Article 15 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent, the Custodial Agent or the Securities Intermediary. Any resignation or removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary hereunder, at a time when such Person is acting as the Collateral Agent, the Custodial Agent or the Securities Intermediary, shall be deemed for all purposes of this Agreement as the simultaneous resignation or removal of the Collateral Agent, the Securities Intermediary or the Custodial Agent, as the case may be.

(b) Because JPMorgan Chase Bank is serving as the Collateral Agent hereunder and as the Purchase Contract Agent hereunder, if an event of default occurs hereunder JPMorgan Chase Bank will resign as the Collateral Agent, Custodial Agent and the Securities Intermediary, but continue to act as the Purchase Contract Agent. A successor Collateral Agent, Custodial Agent and Securities Intermediary will be appointed in accordance with the terms hereof.

     Section 15.11. Right to Appoint Agent or Advisor. The Collateral Agent shall have the right to appoint agents or advisors in connection with any of its duties hereunder, and the Collateral Agent shall not be liable for any action taken or omitted by, or in reliance upon the advice of, such agents or advisors selected in good faith. The appointment of agents pursuant to this Section 15.11 shall be subject to prior written consent of the Company, which consent shall not be unreasonably withheld.

     Section 15.12. Survival. The provisions of this Article 15 shall survive termination of this Agreement and the resignation or removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary.

     Section 15.13. Exculpation. Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent, the Custodial Agent or the Securities Intermediary or their officers, directors, employees or agents be liable under this Agreement to any third party for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, whether or not the likelihood of such loss or damage was known to the Collateral Agent, the Custodial Agent or the Securities Intermediary, or any of them and regardless of the form of action.

     Section 15.14. Expenses, Etc.. The Company agrees to reimburse the Collateral Agent, the Custodial Agent and the Securities Intermediary for:

(a) all reasonable costs and expenses of the Collateral Agent, the Custodial Agent and the Securities Intermediary (including, without limitation, the reasonable fees and expenses of counsel to the Collateral Agent, the Custodial Agent and the Securities Intermediary), in connection with (i) the negotiation, preparation, execution and delivery or performance of this Agreement and (ii) any modification, supplement or waiver of any of the terms of this Agreement;

(b) all reasonable costs and expenses of the Collateral Agent, the Custodial Agent and the Securities Intermediary (including, without limitation, reasonable fees and expenses of counsel) in connection with (i) any enforcement or proceedings resulting or incurred in connection with causing any Holder of Units to satisfy its obligations under the Purchase Contracts forming a part of the Units and (ii) the enforcement of this Section 15.14;

(c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated hereby;

(d) all reasonable fees and expenses of any agent or advisor appointed by the Collateral Agent and consented to by the Company under Section 15.11 of this Agreement; and

(e) any other out-of-pocket costs and expenses reasonably incurred by the Collateral Agent, the Custodial Agent and the Securities Intermediary in connection with the performance of their duties hereunder.

                                   Article 16
                                  MISCELLANEOUS

     Section 16.01. Security Interest Absolute. All rights of the Collateral Agent and security interests hereunder, and all obligations of the Holders from time to time hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of any provision of the Purchase Contracts or the Units or any other agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or any other term of, or any increase in the amount of, all or any of the obligations of Holders of the Units under the related Purchase Contracts, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Purchase Contract Agreement or any Purchase Contract or any other agreement or instrument relating thereto; or

(c) any other circumstance which might otherwise constitute a defense available to, or discharge of, a borrower, a guarantor or a pledgor.

     Section 16.02. Notice of Tax Event, Tax Event Redemption and Termination Event. Upon the occurrence of a Tax Event, a Tax Event Redemption or a Termination Event, the Company shall deliver written notice to the Purchase Contract Agent, the Collateral Agent and the Securities Intermediary. Upon the written request of the Collateral Agent or the Securities Intermediary, the Company shall inform such party whether or not a Tax Event, a Tax Event Redemption or a Termination Event has occurred.

                       [SIGNATURES ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


SOUTHERN UNION COMPANY                   JPMORGAN CHASE BANK, as Purchase
                                         Contract Agent and as attorney-in-fact
                                         of the Holders from time to time
                                         of the Units




By:                                      By:
   -----------------------------            -----------------------------------
   Name:                                     Name:       William G. Keenan
   Title:                                    Title:      Vice President

Address for Notices:                     Address for Notices:

Southern Union Company                   JPMorgan Chase Bank
One PEI Center, Second Floor             4 New York Plaza, 15th Floor
Wilkes-Barve, Pennsylvania 18711         New York, NY 10004
Telecopier No.: (570) 829-8900           Telecopier No.: (212) 623-6167
Attention: Thomas F. Karam               Attention: Institutional Trust
                                         Services



JPMORGAN CHASE BANK
as Collateral Agent,
Custodial Agent and
Securities Intermediary

By:
   --------------------------------------------
   Name:       William G. Keenan
   Title:      Vice President

Address for Notices:

JPMorgan Chase Bank
4 New York Plaza, 15th Floor
New York, NY 10004
Telecopier No.: (212) 623-6167
Attention: Institutional Trust Services

                                                                       EXHIBIT A

                  (FORM OF FACE OF CORPORATE UNIT CERTIFICATE)

         [For inclusion in Global Certificates only - THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AND PLEDGE AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS THE NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AND PLEDGE AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

No. ____                                                  CUSIP No.  844030 30 4
Number of Corporate Units:______________



                             SOUTHERN UNION COMPANY
                                 Corporate Units

         This Corporate Units Certificate certifies that Cede & Co. is the registered Holder of the number of Corporate Units set forth above [For inclusion in Global Certificates only - or such other number of Corporate Units reflected in the Schedule of Increases or Decreases in Global Certificate attached hereto], which number shall not exceed 2,500,000. Each Corporate Unit consists of (i) either (a) the beneficial ownership by the Holder of $50 principal amount of Senior Notes due August 16, 2008 (the "Senior Notes") of Southern Union Company, a Delaware corporation (the "Company"), subject to the Pledge of such Senior Note by such Holder pursuant to the Purchase Contract and Pledge Agreement, or (b) upon the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date or a Successful Remarketing of the Senior Notes prior to the Final Remarketing Date, the Applicable Ownership Interests in the Treasury Portfolio, subject to the pledge of the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio by such Holder pursuant to the Purchase Contract and Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with the Company. All capitalized terms used herein which are defined in the Purchase Contract and Pledge Agreement (as defined on the reverse hereof) have the meaning set forth therein.

         Pursuant to the Purchase Contract and Pledge Agreement, the Senior Note or the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, constituting part of each Corporate Unit evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising part of such Corporate Unit.

         The Purchase Contract and Pledge Agreement provides that all payments of the principal amount with respect to any of the Pledged Senior Notes (as defined in the Purchase Contract and Pledge Agreement) or the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, or interest or distributions on any Pledged Senior Notes or the Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio, as the case may be, constituting part of the Corporate Units received by the Securities Intermediary shall be paid by wire transfer in same day funds (i) in the case of
(A) interest on Pledged Senior Notes or distributions with respect to the Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio, as the case may be, and (B) any payments of the principal amount of any Senior Notes or with respect to the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, that have been released from the Pledge pursuant to the Purchase Contract and Pledge Agreement, to the Purchase Contract Agent to the account designated by the Purchase Contract Agent, on the Business Day such payment is received by the Securities Intermediary (provided that in the event such payment is received by the Securities Intermediary on a day that is not a Business Day or after 12:30 p.m., New York City time, on a Business Day, then such payment shall be made no later than 10:30 a.m., New York City time, on the next succeeding Business Day) and (ii) in the case of payments with respect to the principal amount of the Pledged Senior Notes or with respect to the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, to the Company on the Purchase Contract Settlement Date (as described herein) in accordance with the terms of the Purchase Contract and Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Corporate Units of which such Pledged Senior Notes or the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, are a part under the Purchase Contracts forming a part of such Corporate Units. Interest on the Senior Notes and distributions on the Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio, as the case may be, forming part of a Corporate Units evidenced hereby, which are payable quarterly in arrears on February 16, May 16, August 16, and November 16 of each year, commencing August 16, 2003 (each, a "Payment Date"), shall, subject to receipt thereof by the Purchase Contract Agent from the Securities Intermediary, be paid to the Person in whose name this Corporate Units Certificate (or a Predecessor Corporate Units Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Each Purchase Contract evidenced hereby obligates the Holder of this Corporate Units Certificate to purchase, and the Company to sell, on August 16, 2006 (the "Purchase Contract Settlement Date"), at a price equal to $50.00 (the "Stated Amount"), a number of newly issued shares of common stock, par value $1.00 per share ("Common Stock"), of the Company, equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement or Cash Merger Early Settlement with respect to such Purchase Contract, all as provided in the Purchase Contract and Pledge Agreement and more fully described on the reverse hereof. The Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of payment received in respect of the principal amount with respect to any Pledged Senior Notes pursuant to the Remarketing or the Pledged Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, pledged to secure the obligations under such Purchase Contract of the Holder of the Corporate Units of which such Purchase Contract is a part.

         Each Purchase Contract evidenced hereby obligates the holder to agree, for United States federal, state and local income and franchise tax purposes, to
(i) treat an acquisition of the Corporate Units as an acquisition of the Senior Note and Purchase Contract constituting the Corporate Units and (ii) treat itself as owner of the applicable interest in the Collateral Account, including the Senior Notes and the Applicable Ownership Interests in the Treasury Portfolio.

         The Company shall pay, on each Payment Date, in respect of each Purchase Contract forming part of a Corporate Unit evidenced hereby, an amount (the "Contract Adjustment Payments") equal to 3.00% per year of the Stated Amount. Such Contract Adjustment Payments shall be payable to the Person in whose name this Corporate Units Certificate is registered at the close of business on the Record Date for such Payment Date. The Company may, at its option, defer such Contract Adjustment Payments as described in the Purchase Contract and Pledge Agreement.

         The Company shall pay, on each Payment Date, the Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name the Corporate Units Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in New York City. If the book-entry system for the Corporate Units has been terminated, the Contract Adjustment Payments will be payable, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Security Register, or by wire transfer to the account designated by such Person by a prior written notice to the Purchase Contract Agent.

         Interest on the Senior Notes and distributions on the Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) and the Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in New York City. If the book-entry system for the Corporate Units has been terminated, the Contract Adjustment Payments will be payable, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Security Register, or by wire transfer to the account designated by such Person by a prior written notice to the Purchase Contract Agent.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Corporate Units Certificate shall not be entitled to any benefit under the Purchase Contract and Pledge Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company and the Holder specified above have caused this instrument to be duly executed.

                               SOUTHERN UNION COMPANY

                               By:
                                   -------------------------------------------
                                   Name:
                                   Title:


                               HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts)


                               By: JPMORGAN CHASE BANK, not individually but
                                   solely as Attorney-in-Fact of such Holder



                               By:
                                   ------------------------------------------
                                   Name:   William G. Keenan
                                   Title:  Vice President



 DATED:__________________

                          CERTIFICATE OF AUTHENTICATION
                           OF PURCHASE CONTRACT AGENT

         This is one of the Corporate Units Certificates referred to in the within mentioned Purchase Contract and Pledge Agreement.

                                         By:       JPMORGAN CHASE BANK
                                                   as Purchase Contract Agent

                                                   -----------------------------

                                                   -----------------------------
                                         By:
                                                   -----------------------------
                                                   Name:   William G. Keenan
                                                   Title:  Vice President


Dated: ____________________

                 (FORM OF REVERSE OF CORPORATE UNIT CERTIFICATE)

         Each Purchase Contract evidenced hereby is governed by a Purchase Contract and Pledge Agreement, dated as of June 11, 2003 (as may be supplemented from time to time, the "Purchase Contract and Pledge Agreement"), between the Company and JPMorgan Chase Bank, as Purchase Contract Agent (including its successors hereunder, the "Purchase Contract Agent"), to which Purchase Contract and Pledge Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company, and the Holders and of the terms upon which the Corporate Units Certificates are, and are to be, executed and delivered.

         Each Purchase Contract evidenced hereby obligates the Holder of this Corporate Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of shares of Common Stock equal to the Settlement Rate, unless an Early Settlement, a Cash Merger Early Settlement or a Termination Event with respect to the Units of which such Purchase Contract is a part shall have occurred. The "Settlement Rate" is equal to:

                  (1) if the Applicable Market Value (as defined below) is greater than or equal to $19.52 (the "Threshold Appreciation Price"),
         2.5615 shares of Common Stock per Purchase Contract;

                  (2) if the Applicable Market Value is less than the Threshold Appreciation Price but greater than $16.00 (the "Reference Price"), the number of shares of Common Stock per Purchase Contact having a value equal to the Stated Amount divided by the Applicable Market Value; and

                  (3) if the Applicable Market Value is less than or equal to the Reference Price, 3.1250 shares of Common Stock per Purchase Contract;

in each case subject to adjustment as provided in the Purchase Contract and Pledge Agreement (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

         No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in Section 5.08 of the Purchase Contract and Pledge Agreement.

         Each Purchase Contract evidenced hereby, which is settled through Early Settlement or Cash Merger Early Settlement shall obligate the Holder of the related Corporate Units to purchase at the Purchase Price, and the Company to sell, a number of newly issued shares of Common Stock equal to the Early Settlement Rate (in the case of an Early Settlement) or applicable Settlement Rate (in the case of a Cash Merger Early Settlement).

         The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date subject to adjustments set forth under Section 5.04 of the Purchase Contract and Pledge Agreement.

         The "Closing Price" per share of Common Stock on any date of determination means:

                  (1) the closing sale price as of the close of the principal trading session (or, if no closing price is reported, the last reported sale price) per share on the New York Stock Exchange, Inc. (the "NYSE") on such date;

                  (2) if the Common Stock is not listed for trading on the NYSE on any such date, the closing sale price (or, if no closing price is reported, the last reported sale price) per share as reported in the composite transactions for the principal United States national or regional securities exchange on which the Common Stock is so listed;

                  (3) if the Common Stock is not so listed on a United States national or regional securities exchange, the last reported sale price per share as reported by The Nasdaq Stock Market, Inc.;

                  (4) if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

                  (5) if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

         A "Trading Day" means a day on which Common Stock (1) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

         In accordance with the terms of the Purchase Contract and Pledge Agreement, the Holder of this Corporate Units Certificate may pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby by effecting a Cash Settlement, an Early Settlement or, if applicable, a Cash Merger Early Settlement or from the proceeds of the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio or a Remarketing of the related Pledged Senior Notes. Unless the Treasury Portfolio has replaced the Senior Notes as a component of Corporate Units, a Holder of Corporate Units who (1) does not, on or prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, notify the Purchase Contract Agent of its intention to effect a Cash Settlement, or who does so notify the Purchase Contract Agent but fails to make an effective Cash Settlement prior to 11:00 a.m. (New York City time) on the fourth Business Day immediately preceding the Purchase Contract Settlement Date, or (2) on or prior to 5:00 p.m. (New York City time) on the fifth Business Day prior to the Purchase Contract Settlement Date, does not make an effective Early Settlement, shall pay the Purchase Price, less the amount of any Deferred Contract Adjustment Payments payable to such Holder, for the shares of Common Stock to be delivered under the related Purchase Contract from the proceeds of the sale of the related Pledged Senior Notes held by the Collateral Agent in the Remarketing unless the Holder has previously made a Cash Merger Early Settlement. Unless the Treasury Portfolio has replaced the Senior Notes as a component of the Corporate Units, such sale will be made by the Remarketing Agent pursuant to the terms of the Remarketing Agreement on the Final Remarketing Date. If the Treasury Portfolio has replaced the Senior Notes as a component of Corporate Units, a Holder of Corporate Units shall pay the Purchase Price for the shares of Common Stock to be delivered under the related Purchase Contract from the proceeds at maturity of the Applicable Ownership Interest (as defined in clause (i) of the definition of such term) in the Treasury Portfolio.

         As provided in the Purchase Contract and Pledge Agreement, upon the occurrence of a Failed Final Remarketing, each Holder of any Pledged Senior Notes that are subject to a Failed Final Remarketing shall be deemed to have exercised such Holder's Put Right and to have elected to pay the Purchase Price under the Purchase Contract out of a portion of the proceeds from the Put Right in full satisfaction of such Holder's obligations under the Purchase Contract. In the event of the Company's failure to pay the Put Price when due, the Company shall be deemed to have netted such Holder's obligation to pay the Company the Purchase Price, less any Deferred Contract Adjustment Payments, under the Purchase Contracts against the Company's obligation to pay the Put Price, in full satisfaction of such Holder's obligation under the Purchase Contracts.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate Purchase Price, less any Deferred Contract Adjustment Payments, for the shares of Common Stock to be purchased thereunder in the manner set forth in the Purchase Contract and Pledge Agreement.

         Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder shall terminate if a Termination Event shall occur. Upon the occurrence of a Termination Event, the Company shall give written notice to the Purchase Contract Agent and to the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Senior Notes or the appropriate Applicable Ownership Interest (as specified in clause
(i) of the definition of such term) in the Treasury Portfolio forming a part of each Corporate Unit from the Pledge. A Corporate Unit shall thereafter represent the right to receive the Senior Note or the appropriate Applicable Ownership Interests in the Treasury Portfolio forming a part of such Corporate Units in accordance with the terms of the Purchase Contract and Pledge Agreement.

         Under the terms of the Purchase Contract and Pledge Agreement and the Purchase Contract and Pledge Agreement, the Purchase Contract Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Senior Notes, but only to the extent instructed in writing by the Holders. Upon receipt of notice of any meeting at which holders of Senior Notes are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Senior Notes, the Purchase Contract Agent shall, as soon as practicable thereafter, mail, first class, postage pre-paid, to the Corporate Units Holders the notice required by the Purchase Contract and Pledge Agreement:

                  (1) containing such information as is contained in the notice or solicitation;

                  (2) stating that each Holder on the record date set by the Purchase Contract Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Senior Notes, as the case may be, entitled to vote) shall be entitled to instruct the Purchase Contract Agent as to the exercise of the voting rights pertaining to the Senior Notes underlying such Holder's Corporate Units; and

                  (3) stating the manner in which such instructions may be given.

         Upon the occurrence of a Tax Event Redemption, the Collateral Agent shall surrender the Pledged Senior Notes against delivery of an amount equal to the aggregate Redemption Price of the Pledged Senior Notes and shall deposit the funds in the Collateral Account in exchange for the Pledged Senior Notes. Thereafter, the Collateral Agent shall cause the Securities Intermediary to apply an amount equal to the aggregate Redemption Amount of such funds to purchase on behalf of the Holders of Corporate Units the Treasury Portfolio.

         Upon the occurrence of a Successful Remarketing of Senior Notes prior to the Final Remarketing Date, pursuant to the terms of the Remarketing Agreement, the Remarketing Agent will apply an amount equal to the Treasury Portfolio Purchase Price to purchase on behalf of the Holders of Corporate Units, the Treasury Portfolio, and, after deducting the Remarketing Fee to the extent permitted under the terms of the Remarketing Agreement, promptly remit the remaining portion of such proceeds of such Successful Remarketing to the Purchase Contract Agent for payment to the Holders of such Corporate Units.

         Following the occurrence of (i) a Tax Event Redemption prior to the Purchase Contract Settlement Date, or (ii) a Successful Remarketing of the Senior Notes prior to the Final Remarketing Date, the Holders of Corporate Units and the Collateral Agent shall have such security interest rights and obligations with respect to the Applicable Ownership Interests in the Treasury Portfolio as the Holder of Corporate Units and the Collateral Agent had in respect of the Senior Notes, as the case may be, subject to the Pledge of the Applicable Ownership Interest (as specified in clause (i) of the definition of such term) as provided in the Purchase Contract and Pledge Agreement and any reference herein to the Senior Notes shall be deemed to be a reference to such Treasury Portfolio.

         The Corporate Units Certificates are issuable only in registered form and only in denominations of a single Corporate Unit and any integral multiple thereof. The transfer of any Corporate Units Certificate will be registered and Corporate Units Certificates may be exchanged as provided in the Purchase Contract and Pledge Agreement. A Holder who elects to substitute a Treasury Security for a Senior Note, thereby creating Treasury Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract and Pledge Agreement, for so long as the Purchase Contract underlying a Corporate Units remains in effect, such Corporate Units shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Corporate Units in respect of the Senior Notes and Purchase Contract constituting such Corporate Units may be transferred and exchanged only as a Corporate Unit.

         Unless the Treasury Portfolio has replaced the Senior Notes as a component of the Corporate Units, and subject to the conditions set forth in the Purchase Contract and Pledge Agreement, the Holder of Corporate Units may substitute, at any time prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, for the Pledged Senior Notes securing such Holder's obligations under the related Purchase Contracts, Treasury Securities in an aggregate principal amount at maturity equal to the aggregate principal amount of the Pledged Senior Notes in accordance with the terms of the Purchase Contract and Pledge Agreement. From and after such Collateral Substitution, each Unit for which such Pledged Treasury Securities secures the Holder's obligation under the Purchase Contract shall be referred to as a "Treasury Unit". A Holder may make such Collateral Substitution only in integral multiples of 20 Corporate Units for 20 Treasury Units.

         If the Treasury Portfolio has replaced the Senior Notes as a component of the Corporate Units, a Holder may, at any time on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, substitute Treasury Securities for the Applicable Ownership Interests in the Treasury Portfolio, but only in integral multiples of 32,000 Corporate Units.

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Senior Notes or the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, from the Pledge in accordance with the provisions of the Purchase Contract and Pledge Agreement. A Corporate Unit shall thereafter represent the right to receive the Senior Note or the appropriate Applicable Ownership Interests in the Treasury Portfolio forming a part of such Corporate Units in accordance with the terms of the Purchase Contract and Pledge Agreement.

         Subject to and upon compliance with the provisions of the Purchase Contract and Pledge Agreement, at the option of the Holder thereof, Purchase Contracts underlying Units may be settled early at any time prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date ("Early Settlement") as provided in the Purchase Contract and Pledge Agreement.

         Upon Early Settlement of Purchase Contracts by a Holder of the related Units, the Pledged Senior Notes or appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) underlying such Units shall be released from the Pledge as provided in the Purchase Contract and Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Corporate Unit as to which Early Settlement is effected equal to 2.5615 shares of Common Stock per Purchase Contract (the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in Section 5.04 of the Purchase Contract and Pledge Agreement.

         Upon the occurrence of a Cash Merger, a Holder of Corporate Units may effect Cash Merger Early Settlement of the Purchase Contract underlying such Corporate Units pursuant to the terms of Section 5.04(b)(ii) of the Purchase Contract and Pledge Agreement. Upon Cash Merger Early Settlement of Purchase Contracts by a Holder of the related Corporate Units, the Pledged Senior Notes or appropriate Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio underlying such Corporate Units shall be released from the Pledge as provided in the Purchase Contract and Pledge Agreement.

         Upon registration of transfer of this Corporate Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract and Pledge Agreement), under the terms of the Purchase Contract and Pledge Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Corporate Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         The Holder of this Corporate Units Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Corporate Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract and Pledge Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract and Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Senior Notes or the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, underlying this Corporate Units Certificate pursuant to Purchase Contract and Pledge Agreement. The Holder further covenants and agrees that, to the extent and in the manner provided in the Purchase Contract and Pledge Agreement, but subject to the terms thereof, payments with respect to the aggregate principal amount of the Pledged Senior Notes or the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, on the Purchase Contract Settlement Date less any Deferred Contract Adjustment Payments shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

         Subject to certain exceptions, the provisions of the Purchase Contract and Pledge Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

         The Purchase Contracts shall be governed by, and construed in accordance with, the laws of the State of New York, without given effect to the conflicts of law provisions thereof.

         Prior to due presentment of this Certificate for registration of transfer, the Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Corporate Units Certificate is registered as the owner of the Corporate Units evidenced hereby for the purpose of receiving payments of interest payable on the Senior Notes, receiving payments of Contract Adjustment Payments (subject to any applicable record date), performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.

         The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

         A copy of the Purchase Contract and Pledge Agreement is available for inspection at the offices of the Purchase Contract Agent.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:                               as tenants in common
UNIF GIFT MIN ACT:                     ___________ Custodian _____________
                                         (cust)                 (minor)
                                       Under Uniform Gifts to Minors Act of

                                       -----------------------------------

TENANT:                                as tenants by the entireties

JT TEN:                                as joint tenants with right of
                                       survivorship and not as tenants in common


Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

     --------------------------------------------------
     (Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)


     ---------------------------------------------------------------------------
   (Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within Corporate Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney __________________, to transfer said Corporate Units Certificates on the books of Southern Union Company, with full power of substitution in the premises.

Dated:                                      Signature
       -----------------------------                  --------------------------

                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as it appears upon the face of
                                            the within Corporate Units
                                            Certificates in every particular,
                                            without alteration or enlargement or
                                            any change whatsoever.

         Signature Guarantee:
                              --------------------------------------------------

                             SETTLEMENT INSTRUCTIONS

         The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Corporate Units evidenced by this Corporate Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.



Dated:                                          (if assigned to another person)
       -----------------------------------------



                                                        REGISTERED HOLDER



If shares are to be registered in the name
of and delivered to a Person other                      Please print name
than the Holder, please (i) print such                  and address
Person's name and address and (ii)                      of  Registered Holder:
provide a guarantee of your signature:




                                                        ------------------------
                                                        Name
--------------------------------
Name
                                                        ------------------------
                                                        Address

--------------------------------
Address                                                 ------------------------
                                                        ------------------------
                                                        ------------------------
--------------------------------
--------------------------------
--------------------------------




Social Security or other
Taxpayer Identification
Number, if any

--------------------------------
Signature
Signature Guarantee:
                   -------------

              ELECTION TO SETTLE EARLY/CASH MERGER EARLY SETTLEMENT

         The undersigned Holder of this Corporate Units Certificate hereby irrevocably exercises the option to effect [Early Settlement] [Cash Merger Early Settlement] in accordance with the terms of the Purchase Contract and Pledge Agreement with respect to the Purchase Contracts underlying the number of Corporate Units evidenced by this Corporate Units Certificate specified below. The undersigned Holder directs that a certificate for shares of Common Stock or other securities deliverable upon such [Early Settlement] [Cash Merger Early Settlement] be registered in the name of, and delivered, together with a check in payment for any fractional share and any Corporate Units Certificate representing any Corporate Units evidenced hereby as to which [Early Settlement] [Cash Merger Early Settlement] of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Senior Notes or the appropriate Applicable Ownership Interests in the Treasury Portfolio, as the case may be, deliverable upon such [Early Settlement] [Cash Merger Early Settlement] will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:                                      Signature
       -----------------------------                  --------------------------

Signature Guarantee:
                    ------------------------

         Number of Units evidenced hereby as to which [Early Settlement] [Cash Merger Early Settlement] of the related Purchase Contracts is being elected:

                                                  REGISTERED HOLDER




   If shares of Common Stock or Corporate Units
Certificates are to be registered in the name of
and delivered to and Pledged Senior Notes or the
Applicable Ownership Interests in
the Treasury Portfolio,as the case may be,
are to be transferred to a Person
other than the Holder, please print such                   Please print
Person's name and address:                                 name and address
                                                           of Registered Holder:




                                                           ---------------------
                                                           Name



                                                           ---------------------
                                                           Address


-------------------------
Name


-------------------------
Address                                                    ---------------------
                                                           ---------------------
                                                           ---------------------

--------------------------
--------------------------
--------------------------

Social Security or other
Taxpayer Identification

Number, if any

Transfer Instructions for Pledged Senior Notes or the Applicable Ownership Interests in the Treasury Portfolio, as the case may be, transferable upon [Early Settlement] [Cash Merger Early Settlement]:


--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

The initial number of Corporate Units evidenced by this Global Certificate is 2,500,000. The following increases or decreases in this Global Certificate have been made:



--------------------- ------------------- ------------------- ------------------

                                                 Number of
          Amount of          Amount of        Corporate Units
         increase in        decrease in      evidenced by this     Signature of
          Number of          Number of       Global Certificate     authorized
       Corporate Units     Corporate Units     following such       signatory
      evidenced by the     evidenced by the      decrease or        of Purchase
Date  Global Certificate  Global Certificate     increase         Contract Agent
---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------

                                                                       EXHIBIT B

                   (FORM OF FACE OF TREASURY UNIT CERTIFICATE)

         [For inclusion in Global Certificate only - THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AND PLEDGE AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AND PLEDGE AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

No. ____                                             CUSIP No.  844030 50 2
Number of Treasury Units:___________

                             SOUTHERN UNION COMPANY
                                 Treasury Units

         This Treasury Units Certificate certifies that Cede & Co. is the registered Holder of the number of Treasury Units set forth above [For inclusion in Global Certificates only - or such other number of Treasury Units reflected in the Schedule of Increases or Decreases in Global Certificate attached hereto], which number shall not exceed 2,500,000. Each Treasury Unit consists of
(i) a 1/20 undivided beneficial ownership interest of a Treasury Security having a principal amount at maturity equal to $1,000, subject to the Pledge of such Treasury Security by such Holder pursuant to the Purchase Contract and Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with Southern Union Company, a Delaware corporation (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract and Pledge Agreement (as defined on the reverse hereof) have the meaning set forth therein.

         Pursuant to the Purchase Contract and Pledge Agreement, the Treasury Securities constituting part of each Treasury Unit evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising part of such Treasury Unit.

         Each Purchase Contract evidenced hereby obligates the Holder of this Treasury Units Certificate to purchase, and the Company, to sell, on August 16, 2006 (the "Purchase Contract Settlement Date"), at a price equal to $50 (the "Stated Amount"), a number of newly issued shares of common stock, par value $1.00 per share ("Common Stock"), of the Company, equal to the Settlement Rate, unless prior to or on the Purchase Contract Settlement Date there shall have occurred a Termination Event, an Early Settlement or a Cash Merger Early Settlement with respect to such Purchase Contract, all as provided in the Purchase Contract and Pledge Agreement and more fully described on the reverse hereof. The Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of the proceeds from the Treasury Securities at maturity pledged to secure the obligations of the Holder under such Purchase Contract of the Treasury Units of which such Purchase Contract is a part.

         Each Purchase Contract evidenced hereby obligates the holder to agree, for United States federal, state and local income and franchise tax purposes, to
(i) treat an acquisition of the Treasury Units as an acquisition of the Treasury Security and Purchase Contract constituting the Treasury Units and (ii) treat itself as owner of the applicable interest in the Collateral Account, including the Treasury Securities.

         The Company shall pay, on each Payment Date, in respect of each Purchase Contract forming part of a Treasury Unit evidenced hereby, an amount (the "Contract Adjustment Payments") equal to 3.00% per year of the Stated Amount. Such Contract Adjustment Payments shall be payable to the Person in whose name this Treasury Units Certificate is registered at the close of business on the Record Date for such Payment Date. The Company may, at its option, defer such Contract Adjustment Payments, as described in the Purchase Contract and Pledge Agreement.

         Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in New York City. If the book-entry system for the Corporate Units has been terminated, the Contract Adjustment Payments will be payable, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Security Register, or by wire transfer to the account designated by such Person by a prior written notice to the Purchase Contract Agent.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Treasury Units Certificate shall not be entitled to any benefit under Purchase Contract and Pledge Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company and the Holder specified above have caused this instrument to be duly executed.


                               SOUTHERN UNION COMPANY

                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:


                               HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts)




                               By:   JPMORGAN CHASE BANK, not individually
                               but solely as Attorney-in-Fact or such Holder

                               By:
                                  ---------------------------------------------
                                  Name:    William G. Keenan
                                  Title:   Vice President


 Dated:_____________________

                        CERTIFICATE OF AUTHENTICATION OF
                             PURCHASE CONTRACT AGENT



         This is one of the Treasury Units referred to in the within-mentioned Purchase Contract and Pledge Agreement.

                                        Company Name

                                        By: JPMORGAN CHASE BANK,
                                            as Purchase Contract Agent

                                        By:
                                          --------------------------------------

                                          --------------------------------------
                                          Name:   William G. Keenan
                                          Title:  Vice President


Dated:_________________

                     (REVERSE OF TREASURY UNIT CERTIFICATE)

         Each Purchase Contract evidenced hereby is governed by a Purchase Contract and Pledge Agreement, dated as of June 11, 2003 (as may be supplemented from time to time, the "Purchase Contract and Pledge Agreement") between the Company and JPMorgan Chase Bank, as Purchase Contract Agent (including its successors thereunder, herein called the "Purchase Contract Agent"), to which the Purchase Contract and Pledge Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company and the Holders and of the terms upon which the Treasury Units Certificates are, and are to be, executed and delivered.

         Each Purchase Contract evidenced hereby obligates the Holder of this Treasury Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price") a number of newly issued shares of Common Stock equal to the Settlement Rate, unless an Early Settlement, a Cash Merger Early Settlement or a Termination Event with respect to the Units of which such Purchase Contract is a part shall have occurred. The "Settlement Rate" is equal to:

                  (1) if the Applicable Market Value (as defined below) is greater than or equal to $19.52 (the "Threshold Appreciation Price"),
         2.5615 shares of Common Stock per Purchase Contract;

                  (2) if the Applicable Market Value is less than the Threshold Appreciation Price but greater than $16.00 (the "Reference Price"), the number of shares of Common Stock per Purchase Contact having a value equal to the Stated Amount divided by the Applicable Market Value; and

                  (3) if the Applicable Market Value is less than or equal to the Reference Price, 3.1250 shares of Common Stock per Purchase Contract;

in each case subject to adjustment as provided in the Purchase Contract and Pledge Agreement (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

         No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in Section 5.08 of the Purchase Contract and Pledge Agreement.

         Each Purchase Contract evidenced hereby, which is settled through Early Settlement or Cash Merger Early Settlement shall obligate the Holder of the related Corporate Units to purchase at the Purchase Price, and the Company to sell, a number of newly issued shares of Common Stock equal to the Early Settlement Rate (in the case of an Early Settlement) or applicable Settlement Rate (in the case of a Cash Merger Early Settlement).

         The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date subject to adjustments set forth under Section 5.04 of the Purchase Contract and Pledge Agreement.

         The "Closing Price" per share of Common Stock on any date of determination means:

                  (1) the closing sale price as of the close of the principal trading session (or, if no closing price is reported, the last reported sale price) per share on the New York Stock Exchange, Inc. (the "NYSE") on such date;

                  (2) if the Common Stock is not listed for trading on the NYSE on any such date, the closing sale price (or, if no closing price is reported, the last reported sale price) per share as reported in the composite transactions for the principal United States national or regional securities exchange on which Common Stock is so listed;

                  (3) if the Common Stock is not so listed on a United States national or regional securities exchange, the last reported sale price per share as reported by The Nasdaq Stock Market, Inc.;

                  (4) if the Common Stock is not so reported, the last quoted bid price for Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

                  (5) if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

         A "Trading Day" means a day on which the Common Stock (1) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of Common Stock.

         In accordance with the terms of the Purchase Contract and Pledge Agreement, the Holder of this Treasury Unit shall pay the Purchase Price for the shares of the Common Stock purchased pursuant to each Purchase Contract evidenced hereby either by effecting an Early Settlement or, if applicable, a Cash Merger Early Settlement of each such Purchase Contract or by applying the principal amount of the Pledged Treasury Securities underlying such Holder's Treasury Unit equal to the Stated Amount of such Purchase Contract to the purchase of the Common Stock. A Holder of Treasury Units who (1) on or prior to 5:00 p.m. (New York City time) on the fifth Business Day prior to the Purchase Contract Settlement Date, does not make an effective Early Settlement, or (2) on or prior to 5:00 p.m. (New York City time) on the fifth Business Day prior to the Purchase Contract Settlement Date, does not make an effective Cash Merger Early Settlement, shall pay the Purchase Price, less the amount of any Deferred Contract Adjustment Payments payable to such Holder, for the shares of Common Stock to be issued under the related Purchase Contract from the proceeds of the Pledged Treasury Securities.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate Purchase Price, less any Deferred Contract Payments for the shares of Common Stock to be purchased thereunder in the manner set forth in the Purchase Contract and Pledge Agreement.

         Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder, shall terminate if a Termination Event shall occur. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent and the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Treasury Securities (as defined in the Purchase Contract and Pledge Agreement) forming a part of each Treasury Unit. A Treasury Unit shall thereafter represent the right to receive the Proceeds of the Treasury Security forming a part of such Treasury Unit, in accordance with the terms of the Purchase Contract and Pledge Agreement.

         The Treasury Units Certificates are issuable only in registered form and only in denominations of a single Treasury Unit and any integral multiple thereof. The transfer of any Treasury Units Certificate will be registered and Treasury Units Certificates may be exchanged as provided in the Purchase Contract and Pledge Agreement. A Holder who elects to substitute Senior Note, for Treasury Securities, thereby recreating Corporate Units, shall be responsible for any fees or expenses associated therewith. Except as provided in the Purchase Contract and Pledge Agreement, for so long as the Purchase Contract underlying a Treasury Unit remains in effect, such Treasury Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Treasury Unit in respect of the Treasury Security and the Purchase Contract constituting such Treasury Unit may be transferred and exchanged only as a Treasury Unit.

         Unless the Treasury Portfolio has replaced the Senior Notes as a component of the Corporate Units and subject to the conditions set forth in the Purchase Contract and Pledge Agreement, a Holder of Treasury Units may recreate, at any time prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, Corporate Units by delivering to the Securities Intermediary Senior Notes with an aggregate principal amount, equal to the aggregate principal amount at maturity of the Pledged Treasury Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract and Pledge Agreement. From and after such substitution, the Holder's Units shall be referred to as a "Corporate Unit". Any such creation of Corporate Units may be effected only in multiples of 20 Treasury Units for 20 Corporate Units.

         If the Treasury Portfolio has replaced the Senior Notes as a component of the Treasury Units, a Holder may, at any time on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, substitute Treasury Securities for the Applicable Ownership Interests in the Treasury Portfolio for Treasury Securities, but only in integral multiples of 32,000 Treasury Units. In such an event, the Holder shall transfer the Applicable Ownership Interests in the Treasury Portfolio to the Collateral Agent, and the Purchase Contract Agent shall instruct the Collateral Agent to release the Pledge of and transfer to the Holder the Treasury Securities.

         Subject to and upon compliance with the provisions of the Purchase Contract and Pledge Agreement, at the option of the Holder thereof, Purchase Contracts underlying Units may be settled early at any time prior to 5:00 (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date ("Early Settlement") as provided in the Purchase Contract and Pledge Agreement.

         Upon Early Settlement of Purchase Contracts by a Holder of the related Units, the Pledged Treasury Securities underlying such Units shall be released from the Pledge as provided in the Purchase Contract and Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Treasury Unit as to which Early Settlement is effected equal to 2.5615 shares of Common Stock per Purchase Contract (the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in Section 5.04 of the Purchase Contract and Pledge Agreement.

         Upon the occurrence of a Cash Merger, a Holder of Treasury Units may effect Cash Merger Early Settlement of the Purchase Contract underlying such Treasury Units pursuant to the terms of Section 5.04(b)(ii) of the Purchase Contract and Pledge Agreement. Upon Cash Merger Early Settlement of Purchase Contracts by a Holder of the related Treasury Units, the Pledged Treasury Securities underlying such Treasury Units shall be released from the Pledge as provided in the Purchase Contract and Pledge Agreement.

         Upon registration of transfer of this Treasury Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract and Pledge Agreement), under the terms of the Purchase Contract and Pledge Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Treasury Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         The Holder of this Treasury Units Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Treasury Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract and Pledge Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract and Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Treasury Securities underlying this Treasury Units Certificate pursuant to the Purchase Contract and Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract and Pledge Agreement, but subject to the terms thereof, payments in respect to the aggregate principal amount of the Pledged Treasury Securities on the Purchase Contract Settlement Date less any Deferred Contract Adjustment Payments shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

         Subject to certain exceptions, the provisions of the Purchase Contract and Pledge Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

         The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of law provisions thereof.

         Prior to due presentment of this Certificate for registration or transfer, the Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Treasury Units Certificate is registered as the owner of the Treasury Units evidenced hereby for the purpose of receiving payments of Contract Adjustment Payments (subject to any applicable record date), performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.

         The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

         A copy of the Purchase Contract and Pledge Agreement is available for inspection at the offices of the Purchase Contract Agent.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:                                    as tenants in common

UNIF GIFT MIN ACT:                          ___________ Custodian _____________
                                                (cust)               (minor)
                                            Under Uniform Gifts to Minors Act of

                                            ------------------------------------

TENANT:                                     as tenants by the entireties

JT TEN:                                     as joint tenants with right of
                                            survivorship and not
                                            as tenants in common


Additional abbreviations may also be used though not in the above list.

                                            ---------------------

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

     -------------------------------------------------------------------
        (Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

     -------------------------------------------------------------------

   (Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within Treasury Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney __________________, to transfer said Treasury Units Certificates on the books of Southern Union Company, with full power of substitution in the premises.

Dated:                                      Signature
       -----------------------------                 ---------------------------

                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as it appears upon the face of
                                            the within Corporate Units
                                            Certificates in every particular,
                                            without alteration or enlargement or
                                            any change whatsoever.

         Signature Guarantee:
                              --------------------------------------------------

                             SETTLEMENT INSTRUCTIONS

The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Treasury Units evidenced by this Treasury Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.



Dated:
       ------------------------------------------(if assigned to another person)


If shares are to be registered in the name             REGISTERED HOLDER
of and delivered to a Person other
than the Holder, please (i) print such
Person's name and address and (ii)                     Please print name and
provide a guarantee of your signature:                 address of Registered
                                                       Holder:





                                                       ------------------------
-------------------------------                        Name
Name

                                                       -------------------------
                                                       Address

-------------------------------
Address
                                                       -------------------------

                                                       -------------------------

                                                       -------------------------


-------------------------------

-------------------------------

-------------------------------



Social Security or other
Taxpayer Identification                                -------------------------



Number, if any



-------------------------------
Signature
Signature Guarantee:
                    -----------

              ELECTION TO SETTLE EARLY/CASH MERGER EARLY SETTLEMENT

         The undersigned Holder of this Treasury Units Certificate hereby irrevocably exercises the option to effect [Early Settlement] [Cash Merger Early Settlement] in accordance with the terms of the Purchase Contract and Pledge Agreement with respect to the Purchase Contracts underlying the number of Treasury Units evidenced by this Treasury Units Certificate specified below. The option to effect [Early Settlement] [Cash Merger Early Settlement] may be exercised only with respect to Purchase Contracts underlying Treasury Units in multiples of 20 Treasury Units or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock or other securities deliverable upon such [Early Settlement] [Cash Merger Early Settlement] be registered in the name of, and delivered, together with a check in payment for any fractional share and any Treasury Units Certificate representing any Treasury Units evidenced hereby as to which [Early Settlement] [Cash Merger Early Settlement] of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Treasury Securities deliverable upon such [Early Settlement] [Cash Merger Early Settlement] will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:                                      Signature
       -----------------------------                  --------------------------



Signature Guarantee:
                     --------------------------------

         Number of Units evidenced hereby as to which [Early Settlement] [Cash Merger Early Settlement] of the related Purchase Contracts is being elected:




If shares of Common Stock or Treasury Units           Please print name
Certificates are to be registered in                  and address of
the name of and delivered to and Treasury             Registered Holder:
Securities, as the case may be, are to
be transferred to a Person other than
the Holder, please print such Person's
name and address:

                                                     --------------------------
                                                     Name

-----------------------------------
Name
                                                     --------------------------
                                                     Address


                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------
-----------------------------------
Address


-----------------------------------

-----------------------------------

-----------------------------------

                                                      --------------------------
Social Security or other
Taxpayer Identification



Number, if any














REGISTERED HOLDER

         Transfer Instructions for Pledged Treasury Securities Transferable upon [Early Settlement] [Cash Merger Early Settlement] or a Termination Event:




----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

            The following increases or decreases in this Global
Certificate have been made:

--------------------- ------------------- ------------------- ------------------
                                               Number of
                                             Treasury Units
         Amount of          Amount of        evidenced by
        increase in        decrease in        this Global        Signature of
         Number of          Number of        Certificate          authorized
       Treasury Units     Treasury Unites    following such      signatory of
      evidenced by the    evidenced by the    decrease or      Purchase Contract
Date Global Certificate  Global Certificate   increase              Agent
---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
----------------------- ------------------- ------------------- ----------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------
---- ------------------- ------------------- ------------------- ---------------

---- ------------------- ------------------- ------------------- ---------------

                                                                       EXHIBIT C

             INSTRUCTION TO PURCHASE CONTRACT AGENT FROM HOLDER
                (To Create Treasury Units or Corporate Units)


JPMorgan Chase Bank
The Purchase Contract Agent
4 New York Plaza, 15th Floor
New York, NY 10004
Attention: Institutional Trust Services
Fax: (212) 623-6167

        Re:      [________ Corporate Units] [_______ Treasury Units] of Southern
 Union Company, a Delaware corporation  (the "Company").


        The undersigned Holder hereby notifies you that it has delivered to [_______________], as Securities Intermediary, for credit to the Collateral Account, $______ aggregate principal amount of [Senior Notes] [Treasury Securities] in exchange for the [Pledged Senior Notes] [Pledged Treasury Securities] held in the Collateral Account, in accordance with the Purchase Contract and Pledge Agreement, dated as of [___________] (the "Agreement"; unless otherwise defined herein, terms defined in the Agreement are used herein as defined therein), between you, the Company, the Collateral Agent, the Custodial Agent and the Securities Intermediary. The undersigned Holder has paid all applicable fees and expenses relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the [Pledged Senior Notes] [Pledged Treasury Securities] related to such [Corporate Units] [Treasury Units].

Date:
       -----------------------------        ------------------------------------
                                            Signature



                              Signature Guarantee:
                                                  ------------------------------

Please print name and address of Registered Holder:



-------------------------------------          ---------------------------------
Name                                           Social Security or other Taxpayer
                                               Identification Number, if any



Address

------------------------------------

------------------------------------

------------------------------------

                                                                      EXHIBIT D

                       NOTICE FROM PURCHASE CONTRACT AGENT
                        TO HOLDERS UPON TERMINATION EVENT

         (Transfer of Collateral upon Occurrence of a Termination Event)

[HOLDER]


---------------------------

---------------------------


Attention:
Telecopy: __________

         Re:      [__________ Corporate Units] [______ Treasury Units] of
                   Southern Union Company, a Delaware corporation (the
                   "Company")

         Please refer to the Purchase Contract and Pledge Agreement, dated as of June 11, 2003 (the "Purchase Contract and Pledge Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract and Pledge Agreement are used herein as defined therein), between the Company and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units and Treasury Units from time to time.

         We hereby notify you that a Termination Event has occurred and that [the Senior Notes] [Pledged Applicable Ownership Interests in the Treasury Portfolio] [the Treasury Securities] compromising a portion of your ownership interest in _____ [Corporate Units] [Treasury Units] have been released and are being held by us for your account pending receipt of transfer instructions with respect to such [Pledged Senior Notes] [Pledged Applicable Ownership Interests in the Treasury Portfolio] [Pledged Treasury Securities] (the "Released Securities").

         Pursuant to Section 3.15 of the Purchase Contract and Pledge Agreement, we hereby request written transfer instructions with respect to the Released Securities. Upon receipt of your instructions and upon transfer to us of your [Corporate Units][Treasury Units] effected through book-entry or by delivery to us of your [Corporate Units Certificate][Treasury Units Certificate], we shall transfer the Released Securities by book-entry transfer or other appropriate procedures, in accordance with your instructions. In the event you fail to effect such transfer or delivery, the Released Securities and any distributions thereon, shall be held in our name, or a nominee in trust for your benefit, until such time as such [Corporate Units][Treasury Units] are transferred or your [Corporate Units Certificate] [Treasury Units Certificate] is surrendered or satisfactory evidence is provided that such [Corporate Units Certificate][Treasury Units Certificate] has been destroyed, lost or stolen, together with any indemnification that we or the Company may require.

Date:                                             By: JPMORGAN CHASE BANK,
                                                  as the Purchase Contract Agent





                                      ------------------------------------------
                                      Name:
                                      Title:  Authorized Signatory

                                                                       EXHIBIT E



                        NOTICE TO SETTLE BY SEPARATE CASH

JPMorgan Chase Bank
The Purchase Contract Agent
4 New York Plaza, 15th Floor
New York, NY 10004
Attention: Institutional Trust Services
Fax: (212) 623-6167

         Re:      _______ Corporate Units of Southern Union Company,
a Delaware corporation (the "Company")

         The undersigned Holder hereby irrevocably notifies you in accordance with Section 5.02 of the Purchase Contract and Pledge Agreement, dated as of June 11, 2003 (the "Purchase Contract and Pledge Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract and Pledge Agreement are used herein as defined therein), between the Company and you, as Purchase Contract Agent and as Attorney-in-Fact for the Holders of the Purchase Contracts, that such Holder has elected to pay to the Securities Intermediary for deposit in the Collateral Account, prior to or on 11:00 a.m. (New York City time) on the [fourth] Business Day immediately preceding the Purchase Contract Settlement Date (in lawful money of the United States by certified or cashiers' check or wire transfer, in immediately available funds), $______ as the Purchase Price for the shares of Common Stock issuable to such Holder by the Company with respect to _____ Purchase Contracts on the Purchase Contract Settlement Date. The undersigned Holder hereby instructs you to notify promptly the Collateral Agent of the undersigned Holders' election to make such Cash Settlement with respect to the Purchase Contracts related to such Holder's Corporate Units.

Date:
       -------------------------------------      ------------------------------
                                                  Signature

                                                  Signature Guarantee:
                                                                     -----------

Please print name and address of Registered Holder:

-----------------------------------

-----------------------------------

                                                                       EXHIBIT F

                                    RESERVED

                                                                       EXHIBIT G


                                   INSTRUCTION
                          FROM PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT
                          (Creation of Treasury Units)

JPMorgan Chase Bank
The Purchase Contract Agent
4 New York Plaza, 15th Floor
New York, NY 10004
Telecopier No.:  (212) 623-6167
Attention: Institutional Trust Services

         Re:      _________ Corporate Units of Southern Union Company
                 (the "Company")

                  The securities account of JPMorgan Chase Bank, as Collateral Agent, maintained by the Securities Intermediary and designated "[_________________], as Collateral Agent of Southern Union Company, as pledgee of JPMorgan Chase Bank, as the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders" (the "Collateral Account")

         Please refer to the Purchase Contract and Pledge Agreement, dated as of June 11, 2003 (the "Agreement"), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Agreement.

         We hereby notify you in accordance with Section 3.13 of the Agreement that the holder of securities named below (the "Holder") has elected to substitute $__________ Value of Treasury Securities or security entitlements with respect thereto in exchange for an equal Value of [Pledged Senior Notes] [Pledged Applicable Ownership Interests in the Treasury Portfolio] relating to _________ Corporate Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Treasury Securities or security entitlements with respect thereto to the Securities Intermediary, for credit to the Collateral Account.

         We hereby request that you instruct the Securities Intermediary, upon confirmation that such Treasury Securities or security entitlements thereto have been credited to the Collateral Account, to release to the undersigned an equal Value of [Pledged Senior Notes] [Pledged Applicable Ownership Interests in the Treasury Portfolio] in accordance with Section 3.13 of the Agreement.

Date:
                                               JPMORGAN CHASE BANK, as
                                                         Purchase Contract Agent
                                                         and as attorney-in-fact
                                                         of the Holders from
                                                         time to time of the
                                                         Units


                                               By:
                                                 -------------------------------
                                                 Name:
                                                 Title:
                                                  Authorized Signatory

Please print name and address of Holder electing to substitute Treasury Securities or security entitlements with respect thereto for the [Pledged Senior Notes] [Pledged Applicable Ownership Interests in the Treasury Portfolio]:


 -----------------------------------           ---------------------------------
                Name:                           Social Security or other
                                                Taxpayer Identification
                                                Number, if any

-----------------------------------
               Address



           ---------------------------------------
           ---------------------------------------


           ---------------------------------------

                                                                       EXHIBIT H



                                   INSTRUCTION
                              FROM COLLATERAL AGENT
                           TO SECURITIES INTERMEDIARY
                          (Creation of Treasury Units)

JPMorgan Chase Bank
as Securities Intermediary
4 New York Plaza, 15th Floor
New York, NY 10004
Telecopier No.:  (212) 623-6167
Attention: Institutional Trust Services

         Re:      _________ Corporate Units of Southern Union Company
                (the "Company")

         The securities account of JPMorgan Chase Bank, as Collateral Agent, maintained by the Securities Intermediary and designated "[________________], as Collateral Agent of Southern Union Company, as pledgee of JPMorgan Chase Bank, as the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders" (the "Collateral Account")

         Please refer to the Purchase Contract and Pledge Agreement, dated as of June 11, 2003 (the "Agreement"), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

         When you have confirmed that $__________ Value of Treasury Securities or security entitlements thereto has been credited to the Collateral Account by or for the benefit of _________, as Holder of Corporate Units (the "Holder"), you are hereby instructed to release from the Collateral Account an equal Value of [Pledged Senior Notes] [Pledged Applicable Ownership Interests in the Treasury Portfolio] or security entitlements with respect thereto relating to _____ Corporate Units of the Holder by Transfer to the Purchase Contract Agent.

Dated:  _______________________
                                       JPMORGAN CHASE BANK, as
                                       Collateral Agent By:
                                                           ---------------------
                                       Name:
                                       Title:
                                       Authorized Signatory

                                                                       EXHIBIT I


                                   INSTRUCTION
                          FROM PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT
                        (Recreation of Corporate Units )


JPMorgan Chase Bank
The Purchase Contract Agent
4 New York Plaza, 15th Floor
New York, NY 10004
Telecopier No.:  (212) 623-6167
Attention: Institutional Trust Services


Re:      ____________ Treasury Units of Southern Union Company (the "Company")

         Please refer to the Purchase Contract and Pledge Agreement dated as of June 11, 2003 (the "Agreement"), among the Company, you, as Collateral Agent, as Securities Intermediary, as Custodial Agent and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Treasury Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Agreement.

         We hereby notify you in accordance with Section 3.13 of the Agreement that the holder of securities named below (the "Holder") has elected to substitute $ Value of [Senior Notes] [Applicable Ownership Interests in the Treasury Portfolio] or security entitlements with respect thereto in exchange for $__________ Value of Pledged Treasury Securities and has delivered to the undersigned a notice stating that the holder has Transferred such [Senior Notes] [Applicable Ownership Interests in the Treasury Portfolio] or security entitlements with respect thereto to the Securities Intermediary, for credit to the Collateral Account.

         We hereby request that you instruct the Securities
Intermediary,upon confirmation that such [Senior Notes] [Applicable Ownership Interests in the Treasury Portfolio] or security entitlements with respect thereto have been credited to the Collateral Account, to release to the undersigned $__________ Value of Treasury Securities or security entitlements with respect thereto related to _____ Treasury Units of such Holder in accordance with Section
3.13 of the Agreement.

                                  JPMORGAN CHASE BANK as Purchase Contract Agent

Dated:                            By:
     --------------------------      -------------------------------------------
                                     Name:
                                     Title:
                                     Authorized Signatory

Please print name and address of Holder electing to substitute [Senior Notes] [Applicable Ownership Interests in the Treasury Portfolio] or security entitlements with respect thereto for Pledged Treasury Securities:




 -----------------------------------            --------------------------------
               Name:                            Social Security or other
                                                Taxpayer Identification
                                                Number, if any


 ------------------------------------
              Address



 ------------------------------------


 ------------------------------------

                                                                       EXHIBIT J


                                   INSTRUCTION
                              FROM COLLATERAL AGENT
                           TO SECURITIES INTERMEDIARY
                         (Recreation of Corporate Units)

JPMorgan Chase Bank
as Securities Intermediary
4 New York Plaza, 15th Floor
New York, NY 10004
Telecopier No.:  (212) 623-6167
Attention: Institutional Trust Services

Re:      ___________ Treasury Units of Southern Union Company (the "Company")

         The securities account of JPMorgan Chase Bank, as Collateral Agent, maintained by the Securities Intermediary and designated "[____________________], as Collateral Agent of Southern Union Company, as pledgee of JPMorgan Chase Bank, as the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders" (the "Collateral Account")

         Please refer to the Purchase Contract and Pledge Agreement dated as of June 11, 2003 (the "Agreement"), among the Company, you, as Securities Intermediary, Custodial Agent and Collateral Agent and JPMorgan Chase Bank, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time, and the undersigned, as Collateral Agent. Capitalized terms used herein but no defined shall have the meaning set forth in the Agreement.

         When you have confirmed that $ __________ Value of [Senior Notes] [Applicable Ownership Interests in the Treasury Portfolio] or security entitlements with respect thereto has been credited to the Collateral Account by or for the benefit of ________________, as Holder of Treasury Units (the "Holder"), you are hereby instructed to release from the Collateral Account $ __________ Value of Treasury Securities or security entitlements thereto by Transfer to the Purchase Contract Agent.

                                        JPMORGAN CHASE BANK, as Collateral Agent

Dated:                                  By:
      ------------------------------      --------------------------------------
                                          Name:
                                          Title:
                                          Authorized Signatory

                                                                       EXHIBIT K


                    NOTICE OF CASH SETTLEMENT FROM COLLATERAL
                        AGENT TO PURCHASE CONTRACT AGENT
                            (Cash Settlement Amounts)

JPMorgan Chase Bank
The Purchase Contract Agent
4 New York Plaza, 15th Floor
New York, NY 10004
Telecopier No.:  (212) 623-6167
Attention: Institutional Trust Services

Re:      __________  Corporate Units of Southern Union Company (the "Company")


         Please refer to the Purchase Contract and Pledge Agreement dated as of June 11, 2003 (the "Agreement"), by and among you, the Company, and JPMorgan Chase Bank, as Collateral Agent, Custodial Agent and Securities Intermediary. Unless otherwise defined herein, terms defined in the Pledge Agreement are used herein as defined therein.

         In accordance with Section 5.01(b)(iv) of the Agreement, we hereby notify you that as of 5:00 p.m. (New York City time) on the fourth Business Day immediately preceding August 16, 2006 (the "Purchase Contract Settlement Date"), we have received (i) $ _______________ in immediately available funds paid in an aggregate amount equal to the Purchase Price due to the Company on the Purchase Contract Settlement Date with respect to ________________ Corporate Units and
(ii) based on the funds received set forth in clause (i) above, an aggregate principal amount of $_________ of Pledged Senior Notes are to be tendered for purchase in the Final Remarketing.

                                        JPMORGAN CHASE BANK, as Collateral Agent
Dated:                                  By:
    ------------------------------         ------------------------------------
                                           Name:
                                           Title:
                                           Authorized Signatory

                                                                       EXHIBIT L


              INSTRUCTION TO CUSTODIAL AGENT REGARDING REMARKETING

JPMorgan Chase Bank
The Custodial Agent
4 New York Plaza, 15th Floor
New York, NY 10004
Telecopier No.:  (212) 623-6167
Attention: Institutional Trust Services

Re:      Senior Notes Due 2008 of Southern Union Company (the "Company")

         The undersigned hereby notifies you in accordance with Section 5.02(a)(ii) of the Purchase Contract and Pledge Agreement, dated as of June 11, 2003 (the "Agreement"), among the Company, you, as Collateral Agent, Custodial Agent and Securities Intermediary and JPMorgan Chase Bank, as the Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time, that the undersigned elects to deliver $______________ aggregate principal amount of Separate Senior Notes for delivery to the Remarketing Agent prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the [Initial] [Final] Remarketing Date for remarketing pursuant to
Section 5.02(a)(ii) of the Agreement. The undersigned will, upon request of the Remarketing Agent, execute and deliver any additional documents deemed by the Remarketing Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Separate Senior Notes tendered hereby. Capitalized terms used herein but not defined shall have the meaning set forth in the Agreement.

         The undersigned hereby instructs you, upon receipt of the Proceeds of such remarketing from the Remarketing Agent, to deliver such Proceeds to the undersigned in accordance with the instructions indicated herein under "A. Payment Instructions." The undersigned hereby instructs you, in the event of a Failed Remarketing, upon receipt of the Separate Senior Notes tendered herewith from the Remarketing Agent, to deliver such Separate Senior Notes to the person(s) and the address(es) indicated herein under "B.
Delivery Instructions."

         With this notice, the undersigned hereby (i) represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Separate Senior Notes tendered hereby and that the undersigned is the record owner of any Senior Notes tendered herewith in physical form or a participant in The Depositary Trust Company ("DTC") and the beneficial owner of any Senior Notes tendered herewith by book-entry transfer to your account at DTC, (ii) agrees to be bound by the terms and conditions of Section 5.02 of the Agreement and (iii) acknowledges and agrees that after 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the [Initial] [Final] Remarketing Date, such election shall become an irrevocable election to have such Separate Senior Notes remarketed in the Remarketing, and that the Separate Senior Notes tendered herewith will only be returned in the event of a Failed Remarketing.

Date:

    ------------------------------

                                     By:
                                       ----------------------------------------
                                          Name:
                                          Title:

                                                        ------------------------

                                                        ------------------------
                                          Signature
                                          Guarantee:    ------------------------




-----------------------------------
                Name

                                          --------------------------------
                                          Social Security or other
                                          Taxpayer Identification Number,
                                          if any


----------------------------------
               Address


----------------------------------

A. PAYMENT INSTRUCTIONS

Proceeds of the remarketing should be paid by check in the name of the person(s) set forth below and mailed to the address set forth below.



Name(s)



(Please Print)
Address

(Please Print)





(Zip Code)


(Tax Identification or Social Security Number)




B. DELIVERY INSTRUCTIONS

In the event of a Failed Final Remarketing, Senior Notes which are in physical form should be delivered to the person(s) set forth below and mailed to the address set forth below.
Name(s)

(Please Print)
Address

(Please Print)


(Zip Code)


(Tax Identification or Social Security Number)

In the event of a failed final remarketing, Senior Notes which are in book-entry form should be credited to the account at The Depository Trust Company set forth below.

------------------
DTC Account Number

Name of Account Party:_________________________________

                                                                       EXHIBIT M

                    INSTRUCTION TO CUSTODIAL AGENT REGARDING
                           WITHDRAWAL FROM REMARKETING

JPMorgan Chase Bank
The Custodial Agent
4 New York Plaza, 15th Floor
New York, NY 10004
Telecopier No.:  (212) 623-6167
Attention: Institutional Trust Services

         Re:      Senior Notes Due 2008 of Southern Union Company
                 (the "Company")


         The undersigned hereby notifies you in accordance with Section 5.02(a)(i) of the Purchase Contract and Pledge Agreement, dated as of June 11, 2003 (the "Agreement"), among the Company and you, as Collateral Agent, Custodial Agent and Securities Intermediary, and JPMorgan Chase Bank, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time, that the undersigned elects to withdraw the $_________ aggregate principal amount of Separate Senior Notes delivered to the Collateral Agent for remarketing pursuant to Section 5.02 of the Agreement. The undersigned hereby instructs you to return such Separate Senior Notes to the undersigned in accordance with the undersigned's instructions. With this notice, the Undersigned hereby agrees to be bound by the terms and conditions of Section 5.02(a)(i) of the Agreement. Capitalized terms used herein but not defined shall have the meaning set forth in the Agreement.

Date:
             ------------------------------------------


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                        ------------------------

                                                        ------------------------
                                           Signature
                                           Guarantee:   ------------------------




-------------------------------------
                Name

                                           -------------------------------
                                           Social Security or other
                                           Taxpayer Identification Number,
                                           if any


--------------------------------------
                Address